UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

HYATT HOTELS CORPORATION

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

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☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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71 South Wacker Drive, 12th Floor, Chicago IL 60606 • Tel: 312.750.1234

www.hyatt.com

April 21, 2010

Dear Stockholder:

You are cordially invited to attend the 2010 Annual Meeting of Stockholders (the “Annual Meeting”) of Hyatt Hotels Corporation to be held at Hyatt Regency McCormick Place, 2233 South Martin Luther King Drive, Chicago, Illinois, 60616, on Wednesday, June 9, 2010, at 9:30 a.m., local time.

At the Annual Meeting you will be asked to (a) elect four directors to our board of directors, (b) ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm, (c) approve the Hyatt Hotels Corporation Employee Stock Purchase Plan, and (d) transact any other business as properly may come before the Annual Meeting or any adjournment or postponement thereof.

It is important that your shares be represented and voted whether or not you plan to attend the Annual Meeting in person. You may vote on the Internet, by telephone or by completing and mailing a proxy card. Voting over the Internet, by telephone or by written proxy will ensure your shares are represented at the Annual Meeting. If you do attend the Annual Meeting, you may withdraw your proxy should you wish to vote in person. Please read the enclosed information carefully before voting.

Sincerely,

Thomas J. Pritzker Executive Chairman		Mark S. Hoplamazian President and Chief Executive Officer

HYATT HOTELS CORPORATION

71 South Wacker Drive, 12th Floor

Chicago, Illinois 60606

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held June 9, 2010

NOTICE HEREBY IS GIVEN that the 2010 Annual Meeting of Stockholders (the “Annual Meeting”) of Hyatt Hotels Corporation (“Hyatt”) will be held at Hyatt Regency McCormick Place, 2233 South Martin Luther King Drive, Chicago, Illinois, 60616, on Wednesday, June 9, 2010, at 9:30 a.m., local time, for the following purposes:

1. To elect four directors to hold office until the 2013 annual meeting of stockholders;

2. To ratify the appointment of Deloitte & Touche LLP as Hyatt’s independent registered public accounting firm for the fiscal year ended December 31, 2010;

3. To approve the Hyatt Hotels Corporation Employee Stock Purchase Plan; and

4. To transact any other business as properly may come before the Annual Meeting or any adjournment or postponement thereof.

Information relating to the above matters is set forth in the attached proxy statement. Stockholders of record at the close of business on April 12, 2010 are entitled to receive notice of and to vote at the Annual Meeting and any adjournment or postponement thereof. If you plan to attend, please bring the admittance slip on the back of this proxy statement or other proof of ownership of Hyatt Hotels Corporation common stock on April 12, 2010 and picture identification.

This Notice of Annual Meeting of Stockholders, proxy statement and proxy card are being sent to stockholders beginning on or about April 21, 2010.

By Order of the Board of Directors

Mark S. Hoplamazian

President and Chief Executive Officer

Chicago, Illinois

April 21, 2010

Important Notice Regarding the Availability of Proxy Materials for the

Stockholder Meeting to be Held on June 9, 2010.

The proxy statement for the Annual Meeting and Annual Report on Form 10-K

for the fiscal year ended December 31, 2009 are available at http://wfss.mobular.net.wfss/h/.

PLEASE CAREFULLY READ THE ATTACHED PROXY STATEMENT. EVEN IF YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE PROMPTLY COMPLETE, EXECUTE, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE. NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES. YOU MAY ALSO VOTE ELECTRONICALLY VIA THE INTERNET OR BY TELEPHONE BY FOLLOWING THE INSTRUCTIONS ON THE PROXY CARD. IF YOU VOTE BY INTERNET OR TELEPHONE, THEN YOU NEED NOT RETURN A WRITTEN PROXY CARD BY MAIL. STOCKHOLDERS WHO ATTEND THE ANNUAL MEETING MAY REVOKE THEIR PROXIES AND VOTE IN PERSON IF THEY SO DESIRE.

ARTICLE I: PROXY MATERIALS AND ANNUAL MEETING	1
QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING	1
1. Q: Why am I receiving these materials?	1
2. Q: When and where is the Annual Meeting?	1
3. Q: What is the purpose of the Annual Meeting?	1
4. Q: How can I attend the Annual Meeting?	2
5. Q: What should I do if I receive more than one set of proxy materials?	2
6. Q: What is the difference between holding shares as a record holder versus a beneficial owner?	2
7. Q: Who can vote and how do I vote?	3
8. Q: What are my voting choices, and how many votes are required for approval or election?	3
9. Q: How will Hyatt’s dual class ownership structure impact the outcome of the voting at the Annual Meeting?	4
10. Q: How will voting agreements entered into with or among Hyatt’s major stockholders impact the outcome of the voting at the Annual Meeting?	4
11. Q: What is the effect of an “abstain” vote on the proposals to be voted on at the Annual Meeting?	5
12. Q: What is the effect of a “broker non-vote” on the proposals to be voted on at the Annual Meeting?	5
13. Q: Who counts the votes?	5
14. Q: Revocation of proxy: May I change my vote after I return my proxy?	5
15. Q: What if I sign and return a proxy card but do not specify a choice for a matter when returning the proxy?	6
16. Q: What constitutes a quorum?	6
17. Q: Where can I find the voting results of the Annual Meeting?	6
18. Q: Who will pay the costs of soliciting these proxies?	6
19. Q: What happens if additional matters are presented at the Annual Meeting?	6
20. Q: What is the deadline under Rule 14a-8 under the Securities Exchange Act of 1934, as amended, for stockholders to propose actions to be included in our proxy statement relating our 2011 annual meeting of stockholders and identified in our form of proxy relating to the 2011 annual meeting?	6
21. Q: What is the deadline under our bylaws for stockholders to nominate persons for election to the board of directors or propose other matters to be considered at our 2011 annual meeting of stockholders?	7
22. Q: How do I submit a potential director nominee for consideration by the board of directors for nomination?	7

ARTICLE II: CORPORATE GOVERNANCE	7
PROPOSAL 1 — ELECTION OF DIRECTORS	7
OUR BOARD OF DIRECTORS	8
COMMUNICATIONS WITH THE BOARD OF DIRECTORS	15
CODE OF BUSINESS CONDUCT AND ETHICS	15
CORPORATE GOVERNANCE GUIDELINES	15
DIRECTOR INDEPENDENCE	15
COMMITTEES OF THE BOARD OF DIRECTORS	16
COMPENSATION OF DIRECTORS	22
COMPENSATION COMMITTEE REPORT	24
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION	25

ARTICLE III: EXECUTIVE COMPENSATION	25
COMPENSATION DISCUSSION AND ANALYSIS	25

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HYATT HOTELS CORPORATION

71 South Wacker Drive, 12th Floor

Chicago, Illinois 60606

PROXY STATEMENT

FOR THE ANNUAL MEETING OF STOCKHOLDERS

To Be Held June 9, 2010

The board of directors of Hyatt Hotels Corporation (referred to herein as “Hyatt,” “we,” “us” or the “Company”) solicits your proxy to vote at the 2010 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Wednesday, June 9, 2010, beginning at 9:30 a.m., at Hyatt Regency McCormick Place, 2233 South Martin Luther King Drive, Chicago, Illinois, 60616, and at any adjournments or postponements thereof. This proxy statement is first being released to stockholders by the Company on or about April 21, 2010.

Important Notice Regarding the Availability of Proxy Materials for the

Stockholder Meeting to be Held on June 9, 2010.

The proxy statement for the Annual Meeting and Annual Report on Form 10-K

for the fiscal year ended December 31, 2009 are available at http://wfss.mobular.net.wfss/h/.

ARTICLE I: PROXY MATERIALS AND ANNUAL MEETING

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING

1.	Q:	Why am I receiving these materials?

A:	We are furnishing the enclosed Notice of Annual Meeting of Stockholders, proxy statement and proxy card to you, and to all stockholders of record as of the close of business on April 12, 2010, because the board of directors of Hyatt is soliciting your proxy to vote at the Annual Meeting and at any adjournment or postponement thereof. Also enclosed is our Annual Report on Form 10-K for the fiscal year ended December 31, 2009, which, along with our proxy statement, is also available online at http://wfss.mobular.net.wfss/h/.

2.	Q:	When and where is the Annual Meeting?

A:	The Annual Meeting will be held at Hyatt Regency McCormick Place, 2233 South Martin Luther King Drive, Chicago, Illinois, 60616, on Wednesday, June 9, 2010, at 9:30 a.m., local time.

3.	Q:	What is the purpose of the Annual Meeting?

A:	At our Annual Meeting, stockholders will act upon the matters outlined in this proxy statement and in the Notice of Annual Meeting of Stockholders included with this proxy statement, including the election of four directors, the ratification of Deloitte & Touche LLP as our independent registered public accounting firm, the approval of the Hyatt Hotels Corporation Employee Stock Purchase Plan (the “ESPP”), and such other matters as may properly come before the meeting or any adjournment or postponement thereof.

4.	Q:	How can I attend the Annual Meeting?

A:	Only stockholders who own shares of Hyatt common stock as of the close of business on April 12, 2010, the record date, will be entitled to attend the Annual Meeting. A valid admittance slip (or other written proof of stock ownership as described below) and a photo identification (such as a valid driver’s license or passport) will be required for admission to the Annual Meeting.

•

If your shares are registered in your name and you received your proxy materials by mail, an admittance slip appears at the back of this proxy statement. You should bring that admittance slip with you to the Annual Meeting.

•

If you are a beneficial owner of shares of common stock and your shares are held in a brokerage account or by another nominee as further described in Question 6 below, you will be admitted to the Annual Meeting only if you present either a valid legal proxy from your bank or broker as to your shares, an admittance slip, or a recent bank or brokerage statement demonstrating that you owned shares of Hyatt common stock as of the close of business on April 12, 2010.

No cameras, camcorders, video taping equipment, other recording devices or large packages will be permitted into the Annual Meeting. Photographs taken at the Annual Meeting by or at the request of Hyatt may be used by Hyatt, and by attending the Annual Meeting, you waive any claim or rights with respect to those photographs and their use.

5.	Q:	What should I do if I receive more than one set of proxy materials?

A:	You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you may receive a separate voting instruction card for each brokerage account. If you are a stockholder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please vote each proxy card and voting instruction card that you receive.

6.	Q:	What is the difference between holding shares as a record holder versus a beneficial owner?

A:	Most Hyatt stockholders hold their shares through a broker or other nominee rather than directly in their own name. There are some distinctions between shares held of record and those owned beneficially:

Record Holders: If your shares are registered directly in your name with our transfer agent, Wells Fargo Bank, N.A., you are considered, with respect to those shares, the stockholder of record or record holder. As the stockholder of record, you have the right to grant your voting proxy directly to Hyatt or to vote in person at the Annual Meeting. We have enclosed a proxy card for you to use.

Beneficial Owner: If your shares are held in a brokerage account or by another nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you automatically, along with a voting instruction card from your broker, bank or nominee. As a beneficial owner, you have the right to direct your broker, bank or nominee how to vote and are also invited to attend the Annual Meeting. Since a beneficial owner is not the stockholder of record, you may not vote these shares in person at the meeting unless you obtain a “legal proxy” from the broker, bank or nominee that holds your shares, giving you the right to vote the shares at the meeting. Your broker, bank or nominee has enclosed or provided voting instructions for you to use in directing how to vote your shares. If you do not provide specific voting instructions by the deadline set forth in the materials you receive from your broker, bank or other nominee, your broker, bank or nominee can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. The election of directors and approval of the ESPP are considered “non-discretionary items,” while the ratification of the appointment of our independent registered public accounting firm is considered a discretionary item. For non-discretionary items for which you do not give your broker instructions, the shares will be treated as broker non-votes. See Question 12 below for more information about broker non-votes.

7.	Q:	Who can vote and how do I vote?

A:	Only holders of our common stock at the close of business on April 12, 2010, the record date, will be entitled to notice of and to vote at the Annual Meeting. To ensure that your vote is recorded promptly, please vote as soon as possible, even if you plan to attend the Annual Meeting in person. Most stockholders have four options for submitting their votes:

•	in person at the Annual Meeting with a proxy card/legal proxy;

•	by mail, using the paper proxy card;

•	by telephone, by calling the toll-free telephone number on the proxy card; or

•	through the Internet, using the procedures and instructions described on the proxy card.

Beneficial owners may vote by telephone or Internet if their bank or broker makes those methods available, in which case the bank or broker will enclose the instructions with the proxy materials.

For further instructions on voting, see your proxy card. If you vote by proxy using the paper proxy card, by telephone or through the Internet, the shares represented by the proxy will be voted in accordance with your instructions. If you attend the Annual Meeting, you may also submit your vote in person, and any previous votes that you submitted by mail, telephone or Internet will be superseded by the vote that you cast at the Annual Meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the Annual Meeting, you must obtain from the record holder a legal proxy issued in your name.

8.	Q:	What are my voting choices, and how many votes are required for approval or election?

A:	In the vote on the election of four director nominees identified in this proxy statement to serve until the 2013 annual meeting of stockholders and until their respective successors have been duly elected and qualified, stockholders may (1) vote in favor of all nominees or specific nominees; or (2) withhold authority to vote for all nominees or specific nominees.

A plurality of the voting power of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote with respect to the election of directors shall elect the directors. The board of directors recommends a vote FOR each of the nominees.

In the vote on the ratification of the appointment of Deloitte & Touche LLP as Hyatt’s independent registered public accounting firm for 2010, stockholders may (1) vote in favor of the ratification; (2) vote against the ratification; or (3) abstain from voting on the ratification.

Ratification of the appointment of Deloitte & Touche LLP as Hyatt’s independent registered public accounting firm for 2010 will require the affirmative vote of a majority of the voting power of the shares present or represented by proxy at the Annual Meeting and entitled to vote on the proposal, however, stockholder ratification is not required to authorize the appointment of Deloitte & Touche LLP as Hyatt’s independent registered public accounting firm. The board of directors recommends a vote FOR the ratification of the appointment of Deloitte & Touche LLP as Hyatt’s independent registered public accounting firm for 2010.

In the vote on the proposal to approve the ESPP, stockholders may (1) vote in favor of the proposal; (2) vote against the proposal; or (3) abstain from voting on the proposal.

Approval of the ESPP will require the affirmative vote of a majority of the voting power of the shares present or represented by proxy at the Annual Meeting and entitled to vote on the proposal. The board of directors recommends a vote FOR the approval of the ESPP.

9.	Q:	How will Hyatt’s dual class ownership structure impact the outcome of the voting at the Annual Meeting?

A:	The holders of our Class A common stock are entitled to one vote per share and the holders of our Class B common stock are entitled to ten votes per share on all matters to be voted upon at the Annual Meeting. Holders of Class A common stock and Class B common stock will vote together as a single class on all matters to be voted upon at the Annual Meeting.

At the close of business on April 12, 2010, we had outstanding and entitled to vote 43,874,530 shares of Class A common stock and 130,005,588 shares of Class B common stock. Collectively, the holders of Class A common stock on such date will be entitled to an aggregate of 43,874,530 votes, and, collectively, the holders of Class B common stock on such date will be entitled to an aggregate of 1,300,055,880 votes, on all matters to be voted upon at the Annual Meeting. Therefore, for all matters to be voted upon at the Annual Meeting, the holders of our Class B common stock will collectively hold approximately 96.7% of the total voting power of our outstanding common stock.

10.	Q:	How will voting agreements entered into with or among Hyatt’s major stockholders impact the outcome of the voting at the Annual Meeting?

A:	Voting agreements entered into with or among Hyatt’s major stockholders will result in all of the shares of our Class B common stock being voted consistent with the recommendations of Hyatt’s board of directors. Pursuant to the terms of the Amended and Restated Global Hyatt Agreement (the “Amended and Restated Global Hyatt Agreement”) and the Amended and Restated Foreign Global Hyatt Agreement (the “Amended and Restated Foreign Global Hyatt Agreement”), Pritzker family business interests, which beneficially own in the aggregate 104,893,502 shares of our Class B common stock, or approximately 78% of the total voting power of our outstanding common stock, have agreed to vote their shares of our common stock consistent with (or in the case of common stock owned indirectly by non-U.S. situs trusts, have expressed their desire that the trustee of such trusts and the directors of IHE, INC. and its subsidiaries act in accordance with) the recommendation of our board of directors, assuming that a majority of our independent directors (excluding for such purposes any Pritzker) agree with the recommendation. This voting agreement expires on the later to occur of January 1, 2015, and the date upon which more than 75% of our fully diluted shares of common stock is owned by non-Pritzker family business interests. In addition, other existing stockholders, including entities affiliated with Goldman, Sachs & Co. and Madrone GHC, LLC, that beneficially own in the aggregate 25,112,086 shares of our Class B common stock, or approximately 18.7% of the total voting power of our outstanding common stock, have entered into a voting agreement with us under which they have agreed to vote their shares of Class B common stock consistent with the recommendation of our board of directors, without any separate requirement that our independent directors agree with the recommendation. These voting agreements expire on the later to occur of December 31, 2013 and the date that Mr. Thomas J. Pritzker is no longer chairman of our board of directors. While these voting agreements are in effect, they may provide our board of directors with effective control over matters requiring stockholder approval. Because our board of directors (including all of our independent directors) has recommended a vote FOR each of the proposals being submitted to a vote of the stockholders at the Annual Meeting, each stockholder party to the voting agreements will be contractually obligated to vote in favor of each proposal. Because the holders of our Class B common stock hold approximately 96.7% of the total voting power of our outstanding common stock, these voting agreements will cause the outcome of the vote on each of the matters to be voted upon at the Annual Meeting to be consistent with the recommendations of our board of directors.

As used in this Proxy Statement, the term “Pritzker family business interests” means (1) various lineal descendants of Nicholas J. Pritzker (deceased) and spouses and adopted children of such descendants; (2) various trusts for the benefit of the individuals described in clause (1) and trustees thereof; and (3) various entities owned and/or controlled, directly and/or indirectly, by the individuals and trusts described in (1) and (2).

11.	Q:	What is the effect of an “abstain” vote on the proposals to be voted on at the Annual Meeting?

A:	An “abstain” vote with respect to any proposal is considered present and entitled to vote with respect to that proposal, but is not considered a vote cast with respect to that proposal. Therefore, an abstention will not have any effect on the election of directors. Because each of the other proposals requires the affirmative vote of a majority of the voting power of the shares present or represented by proxy at the Annual Meeting and entitled to vote on the proposal in order to pass, an abstention will have the effect of a vote against each of the other proposals.

12.	Q:	What is the effect of a “broker non-vote” on the proposals to be voted on at the Annual Meeting?

A:	A “broker non-vote” occurs if your shares are not registered in your name and you do not provide the record holder of your shares (usually a bank, broker, or other nominee) with voting instructions on a matter and the record holder is not permitted to vote on the matter without instructions from you under applicable rules of the New York Stock Exchange (“NYSE”). A broker non-vote is considered present for purposes of determining whether a quorum exists, but is not considered a “vote cast” or “entitled to vote” with respect to such matter. Therefore, broker non-votes will not have any effect on any of the matters to be voted on at the Annual Meeting.

Under NYSE rules, the election of directors and approval of the ESPP are not considered discretionary items. Therefore, if you do not provide instructions to the record holder of your shares with respect to the election of directors or approval of the ESPP, broker non-votes will result with respect thereto. The ratification of appointment of our independent registered public accounting firm is a routine item under NYSE rules. As a result, brokers who do not receive instructions as to how to vote on these matters generally may vote on this matter in their discretion.

13.	Q:	Who counts the votes?

A:	Wells Fargo Bank, N.A., will count the votes. The board of directors has appointed Wells Fargo Bank, N.A. as the inspector of elections.

14.	Q:	Revocation of proxy: May I change my vote after I return my proxy?

A:	Yes, you may revoke your proxy if you are a record holder by:

•	filing written notice of revocation with Hyatt’s corporate secretary at our principal executive offices at 71 South Wacker Drive, 12th Floor, Chicago, Illinois 60606;

•

signing a proxy bearing a later date than the proxy being revoked and submitting it to Hyatt’s corporate secretary at our principal executive offices at 71 South Wacker Drive, 12th Floor, Chicago, Illinois 60606; or

•	voting in person at the Annual Meeting.

If your shares are held in street name through a broker, bank, or other nominee, you need to contact the record holder of your shares regarding how to revoke your proxy.

15.	Q:	What if I sign and return a proxy card but do not specify a choice for a matter when returning the proxy?

A.	Unless you indicate otherwise, the persons named as proxies on the proxy card will vote your shares: FOR all of the nominees for director named in this proxy statement; FOR the ratification of Deloitte & Touche LLP as Hyatt’s independent registered public accounting firm for 2010; and FOR the approval of the ESPP.

16.	Q:	What constitutes a quorum?

A:	Presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the voting power of the issued and outstanding shares of Hyatt’s common stock entitled to vote at the Annual Meeting will constitute a quorum, permitting the Annual Meeting to proceed and business to be conducted. Proxies received but marked as abstentions or broker non-votes will be included in the calculation of the number of votes considered to be present at the meeting for purposes of determining whether a quorum is present.

17.	Q:	Where can I find the voting results of the Annual Meeting?

A:	We will publish final results on a Current Report on Form 8-K within four business days of the Annual Meeting.

18.	Q:	Who will pay the costs of soliciting these proxies?

A:	We will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this proxy statement, the proxy card and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding shares of common stock beneficially owned by others to forward to such beneficial owners. We may reimburse persons representing beneficial owners of common stock for their reasonable costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies may be supplemented by electronic means, mail, facsimile, telephone or personal solicitation by our directors, officers or other employees. No additional compensation will be paid to our directors, officers or other regular employees for such services.

19.	Q:	What happens if additional matters are presented at the Annual Meeting?

A:	Other than the three proposals described in this proxy statement, we are not aware of any other properly submitted business to be acted upon at the Annual Meeting. If you grant a proxy, the persons named as proxy holders, Messrs. Mark S. Hoplamazian and Harmit J. Singh, will have the discretion to vote your shares on any additional matters properly presented for a vote at the Annual Meeting, including matters of which the Company did not have notice within a reasonable time prior to the mailing of these proxy materials. If, for any unforeseen reason, any of our nominees for director are unavailable, or are unable to serve or for good cause will not serve, the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by the board of directors.

20.	Q:

What is the deadline under Rule 14a-8 under the Securities Exchange Act of 1934, as amended, for stockholders to propose actions to be included in our proxy statement relating our 2011 annual meeting of stockholders and identified in our form of proxy relating to the 2011 annual meeting?

A:	December 22, 2010 is the deadline for stockholders to submit proposals to be included in our proxy statement and identified in our form of proxy under Rule 14a-8 under the Securities

Exchange Act of 1934, as amended (the “Exchange Act”). Proposals by stockholders must comply with all requirements of applicable rules of the Securities and Exchange Commission (the “SEC”), including Rule 14a-8, and be mailed to our corporate secretary at our principal executive offices at 71 South Wacker Drive, 12th Floor, Chicago, Illinois 60606. Director nominations are not currently permitted to be made under Rule 14a-8. We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with Rule 14a-8 and other applicable requirements.

21.	Q:	What is the deadline under our bylaws for stockholders to nominate persons for election to the board of directors or propose other matters to be considered at our 2011 annual meeting of stockholders?

A:

Stockholders who wish to nominate persons for election to our board of directors or propose other matters to be considered at our 2011 annual meeting of stockholders must provide us advance notice of the director nomination or stockholder proposal, as well as the information specified in our bylaws, no earlier than February 9, 2011 and no later than March 11, 2011. Stockholders are advised to review our bylaws, which contain the requirements for advance notice of director nominations and stockholder proposals. Notice of director nominations and stockholder proposals must be mailed to our corporate secretary at our principal executive offices at 71 South Wacker Drive, 12th Floor, Chicago, Illinois 60606. The requirements for advance notice of stockholder proposals under our bylaws do not apply to proposals properly submitted under Rule 14a-8 under the Exchange Act, as those stockholder proposals are governed by Rule 14a-8. We reserve the right to reject, rule out of order, or take other appropriate action with respect to any director nomination or stockholder proposal that does not comply with our bylaws and other applicable requirements.

22.	Q:	How do I submit a potential director nominee for consideration by the board of directors for nomination?

A:

You may submit names of potential director nominees for consideration by the board of directors’ nominating and corporate governance committee for nomination by our board of directors at the 2011 annual meeting of stockholders. Your submission should be directed to our corporate secretary at our principal executive offices at 71 South Wacker Drive, 12th Floor, Chicago, Illinois 60606. The section titled “Nominating and Corporate Governance Committee” below describes the information required to be set forth in your submission, and provides information on the nomination process used by our nominating and corporate governance committee and our board of directors. The deadline has passed to submit a potential director nominee to be considered for nomination by our board of directors at the 2010 Annual Meeting. December 1, 2010 is the deadline to submit a potential director nominee for consideration by our board of directors for nomination at the 2011 annual meeting of stockholders.

ARTICLE II: CORPORATE GOVERNANCE

PROPOSAL 1 — ELECTION OF DIRECTORS

Hyatt’s Amended and Restated Certificate of Incorporation provides that the total number of members of the board of directors shall consist of not less than five nor more than fifteen members, with the precise number of directors to be determined by a vote of a majority of the entire board of directors. At present, the board of directors has fixed the number of members of the board of directors at twelve. Hyatt’s Amended and Restated Certificate of Incorporation further provides that the board of directors will be divided into three classes, as nearly equal in number as is practicable, designated Class I, Class II and Class III. Members of each class of the board of directors are elected for a term of office to expire at the third succeeding annual meeting of stockholders after their election, with each director to hold office until his or her successor is duly elected and qualified.

Class I, the class of directors whose term expires at the Annual Meeting, currently consists of four persons. In accordance with the recommendation of the nominating and corporate governance committee, the board of directors has unanimously nominated Bernard W. Aronson, Mark S. Hoplamazian, Penny Pritzker and Michael A. Rocca, the incumbent directors whose terms expire at the Annual Meeting, to stand for re-election to the board of directors. Each of Mr. Aronson, Mr. Hoplamazian, Ms. Pritzker and Mr. Rocca has been nominated to hold office until the 2013 annual meeting of stockholders and until his or her successor has been duly elected and qualified. Unless otherwise instructed by the stockholder, the persons named in the enclosed proxy card will vote the shares represented by such proxy for the election of the nominees named in this proxy statement.

Each of the nominees has consented to serve as a director if elected. If any of the nominees should be unavailable to serve for any reason (which is not anticipated), the board of directors may designate a substitute nominee or nominees (in which event the persons named on the enclosed proxy card will vote the shares represented by all valid proxy cards for the election of such substitute nominee or nominees). Alternatively, the board of directors may reduce the size of the board of directors or allow the vacancy or vacancies to remain open until a suitable candidate or candidates are located.

The board of directors unanimously recommends that the stockholders vote “FOR” each of Bernard W. Aronson, Mark S. Hoplamazian, Penny Pritzker and Michael A. Rocca, as directors to serve and hold office until the 2013 annual meeting of stockholders and until their respective successors have been duly elected and qualified.

OUR BOARD OF DIRECTORS

Set forth below is information regarding the business experience of each of our directors that has been furnished to us by the respective director. Each director has been principally engaged in the employment indicated for the last five years unless otherwise stated. Also set forth below for each director is a discussion of the experience, qualifications, attributes or skills that led the board of directors to conclude that the director nominee or director is qualified and should serve as a director of Hyatt.

Directors Standing for Re-Election

Bernard W. Aronson	Director since December 2004

Age 63

Bernard W. Aronson has been a member of our board of directors since December 2004. Mr. Aronson is the founder and Managing Partner of ACON Investments, LLC, a private equity firm, and has served in this position since 1996. Prior to that, Mr. Aronson served as International Advisor to Goldman, Sachs & Co. and as Assistant Secretary of State for Inter-American Affairs. Mr. Aronson serves as a Director of Liz Claiborne, Inc., Royal Caribbean Cruises Ltd., Chroma Oil & Gas, LP and Mariner Energy Inc. Mr. Aronson is also a member of the Council on Foreign Relations and serves on a number of not-for-profit boards, including the Center for Global Development and the National Democratic Institute for International Affairs.

Mr. Aronson’s experience in international affairs and foreign policy, particularly in Latin America, is valuable to our board of directors given Hyatt’s global presence and strategy of expanding the presence of its brands in attractive markets worldwide. Mr. Aronson’s background in private equity gives him extensive experience in mergers and acquisitions and financing transactions and working with management teams. Mr. Aronson also brings to the board of directors valuable experience in and knowledge of the travel and tourism industry as a result of his service as a member of the board of directors of Royal Caribbean Cruises Ltd. Mr. Aronson has significant corporate governance experience as a result of having served on a number of public company boards of directors and board committees.

Mark S. Hoplamazian	Director since 2006

Age 46

Mark S. Hoplamazian has been a member of our board of directors since November 2006. He has served as our President and Chief Executive Officer since December 2006, as interim President from July 2006 to December 2006 and Vice President from August 2004 to December 2004. Mr. Hoplamazian is a Vice President of The Pritzker Organization, LLC (“TPO”), the principal financial and investment advisor to various Pritzker family business interests. From April 2004 to August 2009, Mr. Hoplamazian served as President and Director of TPO and has served in various capacities with TPO and its predecessors since its formation in 1997, including managing its merchant banking and investment activities. Mr. Hoplamazian currently serves on the Board of Trustees of The Latin School of Chicago. He is a member of the Discovery Class of the Henry Crown Fellowship at the Aspen Institute.

As Hyatt’s President and Chief Executive Officer, Mr. Hoplamazian provides our board of directors with valuable insight regarding Hyatt’s operations, management team, associates and culture, as a result of his day-to-day involvement in the operations of the business, and he performs a critical role in board discussions regarding strategic planning and development for the Company. The board of directors also benefits from Mr. Hoplamazian’s historical knowledge of Hyatt. Prior to becoming our President and Chief Executive Officer, Mr. Hoplamazian regularly advised Hyatt on business and financial matters in his various roles at TPO. Mr. Hoplamazian is financially sophisticated and also has significant mergers and acquisitions and corporate finance experience.

Penny Pritzker	Director since 2004

Age 50

Penny Pritzker has been a member of our board of directors since August 2004 and served on the board of directors of Hyatt Corporation and Hyatt International Corporation from 1999 to 2004. Ms. Pritzker is the Chairman of CC-Development Group, Inc. (“Classic Residence”), which operates Classic Residence by Hyatt, an owner and operator of upscale retirement communities throughout the United States; is Chairman and Chief Executive Officer of Classic Residence Management Limited Partnership, the manager of Classic Residence by Hyatt facilities; serves as President and Chief Executive Officer of Pritzker Realty Group (“PRG”), a real estate investment and advisory firm; is President of Frankmon LLC, the owner and lessor of our corporate headquarters, commonly known as the Hyatt Center; is co-founder and Chairman of The Parking Spot, a near-airport parking company; serves as Chairman of TransUnion Corp., a credit reporting service company; is a Director and Vice President of The Pritzker Foundation, a charitable foundation; and served as National Finance Chair of Barack Obama’s presidential campaign. Ms. Pritzker served as a director of the Marmon Group, Inc. until March 2008. Ms. Pritzker served as director of the William Wrigley Jr. Company from 1994 to 2005, and as director for LaSalle Bank Corporation, N.A. from 2004 to 2007. Ms. Pritzker is the first cousin of Mr. Thomas J. Pritzker, who is our executive chairman.

Ms. Pritzker has a long history with Hyatt and deep knowledge of the Company’s business having served as a director since the Company’s formation in 2004 and as a former director of Hyatt Corporation and Hyatt International Corporation from 1999 to 2004. Through her work with PRG, Classic Residence and various other Pritzker business interests, Ms. Pritzker brings to our board of directors extensive experience in real estate and finance matters. Additionally, Ms. Pritzker has significant experience serving on boards of directors for profit and not-for-profit organizations. Ms. Pritzker also contributes to the gender diversity of the board of directors.

Michael A. Rocca	Director since 2008

Age 65

Michael A. Rocca has been a member of our board of directors since March 2008. From 1994 to 2000, Mr. Rocca served as Senior Vice President and Chief Financial Officer of Mallinckrodt Inc., a pharmaceutical and medical device manufacturer. Prior to 1994, Mr. Rocca served in a variety of finance positions with

Honeywell Inc., a diversified technology and manufacturing company, including Vice President, Treasurer and Vice President, Finance Europe. Mr. Rocca also serves as a director of St. Jude Medical Inc. and Lawson Software, Inc. Mr. Rocca previously served as a director of Ligand Pharmaceuticals, Inc. from 1999 to 2006.

Mr. Rocca is an audit committee financial expert and has extensive experience chairing public company audit committees. His background as Senior Vice President and Chief Financial Officer of Mallinckrodt Inc., various finance positions with Honeywell Inc. and overall financial and accounting expertise make Mr. Rocca particularly well-suited in assisting our board of directors with its oversight responsibilities regarding Hyatt’s financial statements and its financial reporting and disclosure practices.

Directors Not Standing for Re-Election

Thomas J. Pritzker	Director since 2004

Age 59

Thomas J. Pritzker has been a member of our board of directors since August 2004 and our Executive Chairman since August 2004. Mr. Pritzker served as our Chief Executive Officer from August 2004 to December 2006. Mr. Pritzker was appointed President of Hyatt Corporation in 1980 and served as Chairman and Chief Executive Officer of Hyatt Corporation from 1999 to December 2006. Mr. Pritzker is Chairman and Chief Executive Officer of The Pritzker Organization, LLC, the principal financial and investment advisor to various Pritzker family business interests. Mr. Pritzker is Chairman of Marmon Holdings, Inc. and also serves as a Director of Royal Caribbean Cruises Ltd. and TransUnion Corp., a credit reporting service company. Mr. Pritzker is a Director and Vice President of The Pritzker Foundation, a charitable foundation; Director and President of the Pritzker Family Philanthropic Fund, a charitable organization; and Chairman and President of The Hyatt Foundation, a charitable foundation which established The Pritzker Architecture Prize. Mr. Pritzker is a first cousin of Ms. Penny Pritzker, who is also a member of our board of directors.

Mr. Pritzker brings to our board of directors a deep understanding of Hyatt’s operations and extensive knowledge of the hospitality industry as a result of his more than 30 year history with Hyatt, including as our former Chief Executive Officer. The Company also benefits from Mr. Pritzker’s extensive network of contacts and relationships with owners and developers of hotels around the world as we pursue new opportunities and seek to enter into new management and franchise agreements. Additionally, Mr. Pritzker has significant experience leading boards of for-profit and not-for-profit organizations. Mr. Pritzker, in his capacity as co-trustee of the Pritzker family U.S. situs trusts, also plays an important role in the Company’s relationship with Hyatt’s principal stockholder, the Pritzker family business interests.

Richard A. Friedman	Director since 2009

Age 52

Richard A. Friedman has been a member of our board of directors since June 2009. Mr. Friedman joined Goldman, Sachs & Co., a full-service global investment banking and securities firm, in 1981, and has been a Partner there since 1990. He has been a Managing Director at Goldman Sachs & Co. since 1996 and is the Head of the Merchant Banking Division of Goldman, Sachs & Co. Mr. Friedman is also the Chairman of the Corporate Investment Committee of the Merchant Banking Division and a Member of the Management Committee of The Goldman Sachs Group, Inc. Mr. Friedman is the Chairman of Yankees Entertainment and Sports Network, LLC.

As the Head of the Merchant Banking Division of Goldman, Sachs & Co. and Chairman of the Corporate Investment Committee of the Merchant Banking Division, Mr. Friedman brings to our board of directors deep expertise and experience in a wide variety of areas, including mergers and acquisitions, strategic investments, corporate finance, real estate, corporate governance and human resources. Mr. Friedman has an extensive network of contacts and relationships with investors, financing sources and experienced managers who can be of help to Hyatt.

Susan D. Kronick	Director since 2009

Age 58

Susan D. Kronick has been a member of our board of directors since June 2009. From September 2005 until March 2010, Ms. Kronick served as Vice Chair of Macy’s Inc., an operator of department stores. Prior thereto she served as Vice Chair, Department Store Divisions of Macy’s Inc. since March 2003. Ms. Kronick served as Group President, Regional Department Stores of Macy’s Inc. from April 2001 to February 2003; and prior thereto she served as Chairman and Chief Executive Officer of Macy’s Florida from June 1997 to March 2001. Ms. Kronick served as a Director of The Pepsi Bottling Group, Inc. from March 1999 to February 2010.

Ms. Kronick brings to our board of directors a strong background in marketing and experience in building industry leading brands as a result of the various management positions she has held with Macy’s, Inc., most recently as Vice Chair. As a result of her positions with Macy’s, Inc., Ms. Kronick also has gained valuable financial and operations experience. Additionally, she contributes to the gender diversity of the board of directors.

Mackey J. McDonald	Director since 2009

Age 63

Mackey J. McDonald has been a member of our board of directors since June 2009. Mr. McDonald has served as a Senior Advisor to Crestview Partners, a private equity firm, since 2008. Mr. McDonald is the retired Chairman and Chief Executive Officer of VF Corporation, an apparel manufacturer. Mr. McDonald served as Chairman and Chief Executive Officer of VF Corporation from 1998 until his retirement in August 2008. From 1996 to 2006, he was the President of VF Corporation; and prior thereto he served as VF Group Vice President. Mr. McDonald also serves as a Director of Wells Fargo and Company, of Kraft Foods, Inc. and of Bernhardt Industries, Inc. Mr. McDonald served as a Director of VF Corporation from 1993 to 2008, as a Director of The Hershey Company from 1996 to 2007, and as a Director of Tyco International Ltd. from 2002 to 2007.

Mr. McDonald brings to our board of directors deep management and operations experience as well as experience building internationally recognized brands as a result of his leadership positions with VF Industries. The board of directors also values Mr. McDonald’s experience as a chief executive officer and significant public company board and executive compensation experience, including his service on the Human Resources Committee of Wells Fargo and Company and former service as Chairman of the Compensation and Human Resources Committee of Tyco International Ltd. and on the Compensation and Executive Organization Committee of The Hershey Company.

John D. Nichols	Director since 2006

Age 79

John D. Nichols has been a member of our board of directors since December 2006. From 2002 to 2005, Mr. Nichols served as President and Chief Executive Officer of Marmon Holdings, Inc., an international association of more than 125 manufacturing and service businesses. Mr. Nichols also served as the Chief Executive Officer and Chairman of Illinois Tool Works Inc., a worldwide manufacturer of engineered products and equipment. He joined Illinois Tool Works in 1980. Mr. Nichols served as Vice Chairman of Marmon Holdings, Inc. from 2002 to 2009 and served as a Director of TransUnion Corp. from 2005 to 2009.

Mr. Nichols has proven business acumen, having successfully served as the chief executive officer of large, complex businesses with global operations. Mr. Nichols has extensive knowledge in operations, financial matters and strategic planning and has meaningful experience in working with family controlled businesses.

Gregory B. Penner	Director since 2007

Age 40

Gregory B. Penner has been a member of our board of directors since August 2007. Mr. Penner has been a General Partner at Madrone Capital Partners, LLC, an investment management firm, since 2005. From 2002 to 2005, he was the Senior Vice President and Chief Financial Officer of Wal-Mart Japan, and he serves as a Director of Wal-Mart Stores, Inc., Baidu, Inc. and Cuil Inc. In addition, Mr. Penner serves as a Director of 99Bill Corporation based in Shanghai, China. He also served as Director of The Seiyu, Ltd., from 2003 to 2008. Prior to joining Wal-Mart, Mr. Penner was a Manager at Peninsula Capital, an early stage venture capital fund and a financial analyst for Goldman, Sachs & Co.

Mr. Penner brings to our board of directors international business experience, particularly in Asia, as a result of his former position with Wal-Mart Japan and from his service as a director of Baidu, Inc. He is sophisticated in financial and accounting matters and has meaningful operations experience. Additionally, Mr. Penner has experience with public company boards.

Byron D. Trott	Director since 2007

Age 51

Byron D. Trott has been a member of our board of directors since August 2007. He serves as Managing Partner and Chief Investment Officer of BDT Capital Partners, LLC, a merchant bank to the closely held. Prior thereto, Mr. Trott was with Goldman, Sachs & Co. for over 25 years. Mr. Trott was the head of Goldman, Sachs & Co.’s Chicago office and Midwest Region from 1994 to April 2009 and was Vice Chairman of Investment Banking for Goldman, Sachs & Co. for over 4 years. He was also a member of the Investment Committee of Goldman, Sachs & Co.’s Principal Investment Area and Investment Banking Division’s Operating Committee. Mr. Trott currently is an Advisory Director of Enterprise Rent-A-Car Company.

Mr. Trott has extensive historical knowledge of Hyatt’s business, deep knowledge of the capital markets and expertise in corporate finance. Through his role at BDT Capital Partners and his former position as vice chairman of investment banking and a partner of Goldman, Sachs & Co., Mr. Trott has had significant exposure to a number of different companies and business models and has advised numerous companies through a variety of economic cycles, which the board of directors believes provides him with valuable insight regarding Hyatt’s capital structure and in developing strategy. Additionally, Mr. Trott has significant experience in advising closely held companies and brings to Hyatt his knowledge of the travel and tourism industry through his affiliation as an Advisory Director of Enterprise Rent-A-Car Company.

Richard C. Tuttle	Director since 2004

Age 54

Richard C. Tuttle has been a member of our board of directors since December 2004. Mr. Tuttle is a founding Principal at Prospect Partners, LLC, a lower-middle-market private equity firm, and has held this position since 1998. Prior to founding Prospect Partners, he was Executive Vice President of Corporate Development for Health Care & Retirement Corp, now Manor Care, Inc., a healthcare services company. He served as a Director of Manor Care until December 2007 and served as a Director of Cable Design Technologies, Inc., now Belden Inc., for 17 years. He also served as a Director for Utility Service Partners, Inc. from 2003 to 2007. Mr. Tuttle is Chairman of the boards of Velvac Holdings, Inc., ESI Lighting, Inc., Office Resources, Inc., Tender Products Corporation and Polymer Holding Corporation.

Mr. Tuttle contributes to our board of directors’ expertise in financing transactions and experience in working with operating companies and management teams as a result of his 20 years of experience in private equity. Having served as a director of the Company for over five years, Mr. Tuttle also has a long-standing knowledge of and familiarity with Hyatt and our operations that benefits the board of directors. Additionally, he is sophisticated in financial and accounting matters.

Other than the relationships of Mr. Thomas J. Pritzker and Ms. Penny Pritzker as described above, there are no family relationships among any of our directors or executive officers.

Our Class II directors, whose terms will expire at the annual meeting of stockholders held during calendar year 2011, are Messrs. Nichols, Pritzker, Trott and Tuttle.

Our Class III directors, whose terms will expire at the annual meeting of stockholders held during calendar year 2012, are Messrs. McDonald, Friedman and Penner and Ms. Kronick.

While voting agreements entered into with or among our major stockholders are in effect, they may provide our board of directors with effective control over the election of directors. Directors can be removed from our board of directors only for cause. Vacancies on our board of directors, and any newly created director positions created by the expansion of the board of directors, can be filled only by a majority of remaining directors then in office.

Pursuant to a stockholders’ agreement among us and certain of our investors (referred to in this proxy statement as the “2007 Stockholders’ Agreement”), Madrone GHC, LLC and GS Capital Partners VI Parallel, L.P., an affiliate of Goldman, Sachs & Co., each previously had the right to designate, and our board of directors previously appointed, one representative to the board. See the section titled “Certain Relationships and Related Party Transactions” below for more information about the 2007 Stockholders’ Agreement. Mr. Penner was appointed as Madrone GHC, LLC’s designee and Mr. Friedman was appointed as GS Capital Partners VI Parallel, L.P.’s designee. The right of these investors to designate representatives for appointment to our board of directors terminated immediately prior to the consummation of the initial public offering of our Class A common stock. Mr. Penner and Mr. Friedman both currently serve as Class III directors, whose terms expire at the 2012 annual meeting of stockholders (at which time they will be eligible to stand for re-election) and until their successors have been duly elected and qualified.

Pursuant to our employment letter with Mr. Thomas J. Pritzker, we have agreed that so long as he is a member of our board of directors we will use our commercially reasonable efforts to appoint him as our executive chairman as long as he is willing and able to serve in that office. If he is not re-appointed as executive chairman, he will be entitled to terminate his employment with the rights and entitlements available to him under our severance policies as if his employment were terminated by us without cause.

Pursuant to our employment letter with Mr. Mark S. Hoplamazian, we have agreed that so long as he is our president and chief executive officer, we will use our commercially reasonable efforts to nominate him for re-election as a director prior to the end of his term. If he is not re-elected to the board of directors, he will be entitled to terminate his employment with the rights and entitlements available to him under our severance policies as if his employment were terminated by us without cause.

During the fiscal year ended December 31, 2009, Hyatt’s board of directors held twelve meetings. The audit committee held twelve meetings, the compensation committee held seven meetings, the nominating and corporate governance committee held five meetings, and the finance committee held four meetings. Other than Mr. Penner, no incumbent director attended fewer than 75% of the total number of meetings of the board of directors and committees on which such director served during 2009. Mr. Penner attended nine of the twelve meetings of the board of directors held in 2009 and eight of the eleven audit committee meetings held during the time he was a member of the audit committee. Hyatt does not have a policy regarding attendance of directors at Hyatt’s annual meeting of stockholders. In 2009, the stockholders of Hyatt acted by written consent in lieu of holding an annual meeting.

Board Leadership Structure

The Hyatt Hotels Corporation Corporate Governance Guidelines (the “Corporate Governance Guidelines”) provide that the offices of the chairman of the board of directors and chief executive officer may be either combined or separated, in the board of directors’ discretion. Mr. Pritzker currently serves as our executive chairman and Mr. Hoplamazian currently serves as our president and chief executive officer. Prior to Mr. Hoplamazian being named to this position in December 2006, Mr. Pritzker served as our executive chairman and chief executive officer. Mr. Hoplamazian also serves on our board of directors. As chief executive officer,

Mr. Hoplamazian is responsible for setting the strategic direction for the Company and the day to day leadership and performance of the Company, while Mr. Pritzker, as executive chairman, provides guidance to the chief executive officer on a variety of key issues and sets the agenda for board of directors meetings (with input from Mr. Hoplamazian) and presides over meetings of the full board of directors. Our board of directors has determined that Mr. Pritzker’s active involvement as executive chairman while Mr. Hoplamazian serves as president and chief executive officer and a director benefits the Company as a result of Mr. Pritzker’s deep understanding of the Company’s operations, relationships with owners and developers and extensive knowledge of the hospitality industry. Additionally, pursuant to our employment letter with Mr. Pritzker, we have agreed that so long as he is a member of our board of directors we will use our commercially reasonable efforts to appoint him as our executive chairman as long as he is willing and able to serve in that office. If he is not re-appointed as executive chairman, he will be entitled to terminate his employment with the rights and entitlements available to him under our severance policies as if his employment was terminated by us without cause.

Our Corporate Governance Guidelines also provide that from time to time, the independent directors may determine that the board of directors should have a lead director. In the event that the independent directors make such a determination, the chairman of the nominating and corporate governance committee shall become the lead director on an ex officio basis. In the event that a lead director is designated, his or her duties would include: assisting the chairman of the board and board of directors in assuring compliance with and implementation of the Company’s Corporate Governance Guidelines, coordinating the agenda for and moderating sessions of the board of director’s non-management directors and acting as principal liaison between the non-management directors and the chairman of the board on sensitive issues. The Company currently has seven independent directors and to date they have not determined that the board of directors should have a lead director.

Our board of directors believes that this current board leadership structure is in the best interests of the Company and its stockholders at this time. Our Corporate Governance Guidelines provide the flexibility for our board of directors to modify or continue our leadership structure in the future, as it deems appropriate.

Our non-management directors and independent directors meet regularly in executive session without management present. Mr. Aronson, the chairman of the nominating and corporate governance committee, presides at such sessions.

Board Role in Risk Oversight

Management is responsible for the Company’s day to day risk management activities and processes, and our board of directors’ role is to engage in informed oversight of and provide direction with respect to such risk management activities and processes. In fulfilling this oversight role, our board of directors focuses on understanding the nature of our enterprise risks, including risk in our operations, finances and strategic direction, as well as the adequacy of our risk assessment and risk management processes. Our board of directors performs this oversight function in a variety of ways, including the following:

•

the board of directors receives management updates on our business operations, financial results and strategy and, as appropriate, discusses and provides feedback with respect to risks related to those topics;

•

the Company recently established a risk council that is led by our vice president, internal audit and is comprised of certain members of management from different functional areas and business units and is responsible for identifying, assessing, prioritizing and monitoring critical risks of the Company and periodically reports to the board of directors and the audit committee regarding the Company’s risk management processes and procedures; and

•

the audit committee assists the board of directors in its oversight of risk management by discussing with management the Company’s major financial, reporting, disclosure and regulatory and legal compliance risk exposures and the steps management has taken to monitor and control such exposures, including the Company’s financial, reporting and disclosure activities and related risk management guidelines and policies.

COMMUNICATIONS WITH THE BOARD OF DIRECTORS

All interested parties who wish to communicate with any of our directors, including our non-management directors, can address their communications as follows:

Mail:	Hyatt Hotels Corporation
Attention: Corporate Secretary
71 South Wacker Drive, 12th Floor
Chicago, Illinois 60606

E-mail:	shareholdercommunications@hyatt.com

Hyatt’s corporate secretary will maintain a record of all such communications and promptly forward to the chairman of the nominating and corporate governance committee those that the corporate secretary believes require immediate attention. The corporate secretary will also periodically provide the chairman of the nominating and corporate governance committee with a summary of all such communications. The chairman of the nominating and corporate governance committee shall notify the board of directors or the chairs of the relevant committees of the board of directors of those matters that he or she believes are appropriate for further action or discussion.

CODE OF BUSINESS CONDUCT AND ETHICS

The Company has adopted the Hyatt Hotels Corporation Code of Business Conduct and Ethics (the “Code of Ethics”), which is applicable to all of Hyatt’s directors, officers and associates, including the Company’s president and chief executive officer, chief financial officer, principal accounting officer or controller and other senior financial officers performing similar functions. The Code of Ethics is posted on the Company’s website at www.hyatt.com under the headings “Investor Relations — Corporate Governance — Code of Business Conduct and Ethics.” The Company will furnish a copy of the Code of Ethics to any person, without charge, upon written request directed to: Senior Vice President – Investor Relations, Hyatt Hotels Corporation, 71 South Wacker Drive, 12 th Floor, Chicago, Illinois 60606. In the event that the Company amends or waives any of the provisions of the Code of Ethics that applies to the Company’s chief executive officer, chief financial officer, principal accounting officer or controller and other senior financial officers performing similar functions, the Company intends to disclose the subsequent information on its website.

CORPORATE GOVERNANCE GUIDELINES

The Company has adopted the Corporate Governance Guidelines to assist the board of directors in the exercise of its responsibilities. The Corporate Governance Guidelines are posted on the Company’s website at www.hyatt.com under the headings “Investor Relations — Corporate Governance — Corporate Governance Guidelines.” The Company will furnish a copy of the Corporate Governance Guidelines to any person, without charge, upon written request directed to: Senior Vice President – Investor Relations, Hyatt Hotels Corporation, 71 South Wacker Drive, 12th Floor, Chicago, Illinois 60606.

DIRECTOR INDEPENDENCE

Under our Corporate Governance Guidelines, our board of directors will be comprised of a majority of directors who qualify as independent directors under the listing standards of the NYSE. Directors who do not meet the NYSE’s independence standards, including current and former members of management, also make valuable contributions to the board of directors and to Hyatt by reason of their experience and wisdom, and the board of directors expects that some minority of its members will not meet the NYSE’s independence standards.

Only those directors who the board of directors affirmatively determines have no direct or indirect material relationship with the Company will be considered independent directors, subject to any additional qualifications prescribed under the listing standards of the NYSE. A material relationship is one that would interfere with the director’s exercise of independent judgment in carrying out his or her duties and responsibilities as a director. The nominating and corporate governance committee and the board of directors annually review all relevant business relationships any director or nominee for director may have with Hyatt, including the relationships described in the section below titled “Certain Relationships and Related Party Transactions.” As a result of this review, the board of directors has determined that each of Messrs. Aronson, Friedman, McDonald, Rocca, Trott and Tuttle and Ms. Kronick is an “independent director” under applicable SEC rules and the listing standards of the NYSE. In making these independence determinations, in addition to the relationships described below under “Certain Relationships and Related Party Transactions,” the board of directors considered that certain of these directors serve or previously served together on other boards of directors, not-for-profit boards of directors and charitable organizations, certain directors serve as non-management directors or executive officers of companies with which Hyatt does business, and certain directors are affiliated with charitable organizations that received contributions from Hyatt of amounts within the criteria set forth in our Corporate Governance Guidelines. The board also took into account that certain entities affiliated with the directors paid amounts to Hyatt for room accommodations and meeting space in the ordinary course of business. Relationships considered by the board of directors not otherwise described in this paragraph are disclosed below.

Mr. Aronson is a director and a member of the compensation committee of Royal Caribbean Cruises Ltd. (“Royal Caribbean”). Mr. Thomas J. Pritzker is a director of Royal Caribbean and Pritzker family non-U.S. situs trusts own approximately 12.5% of the outstanding common stock of Royal Caribbean. Mr. Aronson is the Founder and Managing Partner of ACON Investments, LLC. The Pritzker Family Foundations, LLC made an investment in ACON-Bastion Partners II, L.P., an investment fund affiliated with ACON Investments, LLC. Ms. Penny Pritzker and Mr. Mark S. Hoplamazian are officers of The Pritzker Family Foundations, LLC. In 2009, ACON Investments, LLC made payments to the Company of less than $25,000 in connection with an event held at one of the Company’s hotel properties. The board of directors has affirmatively determined that such relationships would not interfere with Mr. Aronson’s exercise of independent judgment in carrying out his duties and responsibilities as a director.

Mr. McDonald is a director of Wells Fargo and Company, parent of Wachovia Bank, National Association, which is a lender and administrative agent under the Company’s credit facility. The Company made payments to Wachovia of approximately $5,142,246 in 2009 under the credit facility. The board of directors has affirmatively determined that such relationship would not interfere with Mr. McDonald’s exercise of independent judgment in carrying out his duties and responsibilities as a director.

Mr. Trott is the managing partner and chief investment officer of BDT Capital Partners, LLC and the president of BDT & Company, LLC. An affiliate of BDT Capital Partners, LLC is the general partner of BDT Capital Partners Fund I, L.P. Trusts for the benefit of Mr. Thomas J. Pritzker and members of his family and trusts for the benefit of Ms. Penny Pritzker and members of her family and Ms. Pritzker’s family foundation have subscribed as limited partners in BDT Capital Partners Fund I, L.P. BDT & Company, LLC has been engaged by the co-trustees of the Pritzker family U.S. situs trusts (including Mr. Thomas J. Pritzker) to provide financial advisory services on a broad range of matters. The board of directors has affirmatively determined that such relationships would not interfere with Mr. Trott’s exercise of independent judgment in carrying out his duties and responsibilities as a director.

COMMITTEES OF THE BOARD OF DIRECTORS

Our board of directors has a nominating and corporate governance committee, an audit committee, a compensation committee and a finance committee, each of which has the composition and responsibilities described below. Our board of directors may also establish from time to time any other committees that it deems necessary or desirable. The composition of each committee complies with the listing requirements and other rules of the NYSE.

Nominating and Corporate Governance Committee

Our nominating and corporate governance committee consists of Messrs. Aronson, Trott and Tuttle, with Mr. Aronson serving as chairman. Our board of directors has determined that each of Messrs. Aronson, Trott and Tuttle is independent within the meaning of the listing standards of the NYSE. The nominating and corporate governance committee is authorized to:

•

assist the board in identifying individuals qualified to become board members consistent with criteria approved by the board and set forth in the Corporate Governance Guidelines and to recommend director nominees to the board;

•	take a leadership role in shaping Hyatt’s corporate governance, including developing and recommending to the board corporate governance guidelines and practices applicable to Hyatt;

•	recommend board committee nominees to the board; and

•	evaluate the board’s and management’s performance.

Our board of directors has adopted a written charter for our nominating and corporate governance committee, which is available on our website at www.hyatt.com under the headings “Investor Relations —Corporate Governance — Nominating and Corporate Governance Committee Charter.”

Selection of Director Nominees

At an appropriate time prior to each annual meeting of stockholders, or if applicable, a special meeting of stockholders at which directors are to be elected or reelected, the nominating and corporate governance committee will recommend to the board of directors for nomination such candidates as the committee has found to be well qualified and willing and available to serve, and in each case, providing the committee’s assessment whether such candidate would satisfy the independence requirements of the NYSE.

Prior to making such recommendations to the board of directors, the nominating and corporate governance committee conducts inquiries into the background and qualifications of any potential candidates, including the following criteria set forth in Hyatt’s Corporate Governance Guidelines:

•	Judgment, character, expertise, skills and knowledge useful to the oversight of Hyatt’s business;

•	Diversity of viewpoints, backgrounds and experiences;

•	Business or other relevant experience; and

•

The extent to which the integrity of the candidate’s expertise, skills, knowledge and experience with that of the other directors will build a board of directors that is effective, collegial and responsive to the needs of Hyatt.

The nominating and corporate governance committee also considers such other relevant factors as it deems appropriate, including requirements that the members of the board as a group maintain the requisite qualifications under the applicable NYSE listing standards for independence for the board as a whole and for populating the audit, compensation and nominating and corporate governance committees. While there are no specific minimum qualifications that a director candidate must possess, the nominating and corporate governance committee recommends those candidates who possess the highest personal and professional integrity, have prior experience in corporate management and our industry, maintain academic or operational expertise in an area of our business and demonstrate practical and mature business judgment. As described above, our Corporate Governance Guidelines specify that the value of diversity of viewpoints, backgrounds and experiences on the board of directors should be considered by the nominating and corporate governance committee in the director identification and nomination process. The nominating and corporate governance committee seeks nominees with a broad diversity of experience, professions, skills, geographic representation and backgrounds. The nominating and corporate governance committee does not assign specific weighting to particular criteria and no particular criterion is necessarily applicable to all prospective nominees. We believe that the backgrounds and qualifications of the directors, considered as a group, should provide a composite mix of experience, knowledge and abilities that will allow the board of directors to fulfill its responsibilities. Nominees are not discriminated against on the basis of race, religion, national origin, sexual orientation, disability or any other basis proscribed by law.

The nominating and corporate governance committee will consider stockholder recommendations for candidates to be nominated by our board of directors for election at the 2011 annual meeting of stockholders. Stockholders who want to recommend a potential director candidate for consideration by the nominating and corporate governance committee should send a written notice, addressed to the corporate secretary at our principal executive offices at 71 South Wacker Drive, 12th Floor, Chicago Illinois, 60606. This notice must include the same information as would be required under our bylaws in a stockholder’s notice to nominate a director at the 2011 annual meeting of stockholder. These information requirements are set forth in Sections 3.8(a)(2)(x) and 3.8(a)(2)(z)(i) – (vii) of our bylaws.

We also consider potential director candidates recommended by current directors, officers, employees and others. We may also retain the services of search firms to provide us with candidates, especially when we are looking for a candidate with a particular expertise, quality, skill or background. In 2009, we engaged Spencer Stuart, Inc., an executive search consulting firm, and paid related fees in the amount of $141,560.

The nominating and corporate governance committee screens all potential candidates in the same manner, regardless of the source of the recommendation. The review is typically based on any written materials provided with respect to potential candidates, and it reviews the materials to determine the qualifications, experience and background of the candidates. Final candidates are typically interviewed by one or more members of the nominating and corporate governance committee. In making its determinations, the nominating and corporate governance committee evaluates each individual in the context of our board of directors as a whole, with the objective of assembling a group that can best perpetuate the success of our company and represent stockholder interests through the exercise of sound judgment. After review and deliberation of all feedback and data, the nominating and corporate governance committee makes a recommendation to the full board of directors regarding whom should be nominated by the board of directors.

The nominating and corporate governance committee did not receive any director recommendations from a stockholder for consideration at the 2010 Annual Meeting. December 1, 2010 is the deadline established by the nominating and corporate governance committee for submission of potential director nominees for consideration by the nominating and corporate governance committee for nomination at the 2011 annual meeting of stockholders.

Audit Committee

Hyatt’s audit committee, which was established in accordance with section 3(a)(58)(A) of the Exchange Act, consists of Messrs. Rocca and Tuttle and Ms. Kronick, with Mr. Rocca serving as chairman. Our board of directors also determined that each of Messrs. Rocca and Tuttle and Ms. Kronick is independent within the meaning of applicable SEC rules and the listing standards of the NYSE, and has determined that Mr. Rocca is an audit committee financial expert, as such term is defined in the rules and regulations of the SEC. The audit committee has oversight responsibilities regarding:

•	the integrity of our financial statements and our financial reporting and disclosure practices;

•	the soundness of our system of internal controls regarding finance and accounting compliance;

•	the annual independent audit of our consolidated financial statements;

•	the independent registered public accounting firm’s qualifications and independence;

•	the engagement of the independent registered public accounting firm;

•	the performance of our internal audit function and independent registered public accounting firm;

•	our compliance with legal and regulatory requirements in connection with the foregoing;

•	compliance with our Code of Ethics;

•	overseeing our major financial, reporting and disclosure risk exposures and the steps management has taken to monitor and control such exposures; and

•

addressing requests for waivers of conflict of interest situations and addressing certain concerns related to accounting, internal accounting controls and auditing matters as provided in our Corporate Governance Guidelines.

Our board of directors has adopted a written charter for our audit committee, which is available on our website at www.hyatt.com under the headings “Investor Relations — Corporate Governance — Audit Committee Charter.”

Finance Committee

Our finance committee consists of Messrs. Pritzker, Trott and Penner and Ms. Pritzker, with Mr. Pritzker serving as chairman. The finance committee is authorized to discharge the board’s responsibilities relating to:

•

long and short-term financings, including, without limitation, (i) borrowing of funds from, or issuance of debt securities to, one or more lenders in amounts, in each case, in excess of $50,000,000, (ii) designation and issuance of our equity securities and matters related to the sale and marketing thereof, (iii) financial guarantees in excess of $50,000,000, and (iv) credit support in excess of $50,000,000;

•

changes in our capital structure, including, but not limited to, (i) cash and stock dividend policies, (ii) programs to repurchase our stock, (iii) issues relating to the redemption and/or issuance of our preferred stock, and (iv) stock splits;

•	investments (including the making of loans), divestitures and acquisitions, in each case in excess of $50,000,000;

•	capital expenditures and leasing arrangements, in each case in excess of $50,000,000; and

•	oversight of administration and asset management of our unfunded and funded employee benefit plans and amounts held for operating needs.

Notwithstanding the foregoing, the approval of the following matters is specifically reserved to the full board of directors:

•	all matters described in the second bullet point above;

•	issuances of equity;

•	debt financings, financial guarantees and/or credit support involving more than $100 million;

•	merger, acquisition and divestiture activities involving companies, businesses or assets valued at more than $100 million; and

•	capital expenditures and leasing arrangements involving more than $100 million.

Our board of directors has adopted a written charter for our finance committee, which is available on our website at www.hyatt.com under the headings “Investor Relations — Corporate Governance — Finance Committee Charter.”

Compensation Committee

Our compensation committee consists of Messrs. McDonald, Aronson and Friedman, with Mr. McDonald serving as chairman. Our board of directors has determined that each of Messrs. McDonald, Aronson and Friedman is independent within the meaning of the listing standards of the NYSE. However, Mr. Friedman is not an outside director for purposes of Section 162(m) (“Section 162(m)”) of the Internal Revenue Code of 1986, as amended (the “Code”), or a non-employee director under Section 16 of the Exchange Act. Accordingly, the compensation committee has appointed a sub-committee consisting of Messrs. McDonald and Aronson (the “Section 162(m) and Section 16 subcommittee”) to take actions with respect to any compensation intended to qualify as performance based compensation and be deductible under Section 162(m) or exempt from the “short-swing” rules under Rule 16b-3 of the Exchange Act. The compensation committee is authorized to discharge the board’s responsibilities relating to:

•

the establishment, maintenance and administration of compensation and benefit policies designed to attract, motivate and retain personnel with the requisite skills and abilities to enable us to achieve superior operating results;

•	the goals, objectives and compensation of our president and chief executive officer, including evaluating the performance of the president and chief executive officer in light of those goals;

•	the compensation of our other executive officers and non-management directors;

•	ensuring that succession planning takes place for the chief executive officer and other senior management positions;

•	our compliance with the compensation rules, regulations and guidelines promulgated by the NYSE, the SEC and other law, as applicable; and

•	the issuance of an annual report on executive compensation for inclusion in our annual proxy statement.

Our board of directors has adopted a written charter for our compensation committee, which is available on our website at www.hyatt.com under the headings “Investor Relations — Corporate Governance — Compensation Committee Charter.”

During 2009 the compensation committee relied upon information provided by Mercer (US) Inc. (“Mercer”) in setting compensation for our named executive officers, as more thoroughly discussed below under the section titled “Compensation Consultant Fees and Services”.

In making decisions about executive compensation, the compensation committee considered input from Mercer, our executive chairman, president and chief executive officer, chief human resources officer and our global head of total rewards. However, the compensation committee ultimately makes all compensation decisions regarding our executive officers, other than our executive chairman, whose compensation is approved by the full board of directors.

The compensation committee may delegate its duties to a subcommittee under the terms of its charter. In addition, under the terms of our Amended and Restated Long-Term Incentive Plan (as amended, the “LTIP”) the compensation committee may delegate to other board members and to our officers the authority to make awards and to amend LTIP awards, except that it may not delegate the authority to make any awards to officers who are subject to Section 16 of the Exchange Act or to make awards to themselves. To date, other than the delegation to the Section 162(m) and Section 16 subcommittee, the compensation committee has not delegated any of its authority under the LTIP.

Compensation Consultant Fees and Services

Mercer was engaged by us directly to provide executive, director and other compensation services on which we and the compensation committee both rely. Mercer was engaged by management prior to our becoming a public company, and after our public offering such relationship continued. In particular, during 2009 we asked Mercer to provide the following services:

•	To provide information and data regarding appropriate peer groups so that we could assess the competitiveness of our executive compensation packages;

•	To advise us on current base and incentive compensation and executive benefit practices;

•	To provide us with analysis regarding our total rewards program, deferred compensation programs, LTIP awards, and dilution and run-rate under the LTIP;

•	To assist us in the design and provide advice regarding the implementation of an employee stock purchase plan;

•	To assist us with international insurance proposals and renewal negotiations; and

•	To provide communication support for our total rewards program and changes implemented in 2009 to such program.

Mercer supports both the needs of management and the compensation committee. The compensation committee has determined that it is not necessary to retain either Mercer separately, or its own compensation consultant, as it is confident that the advice it receives from Mercer is objective and not influenced by Mercer’s or its affiliates’ relationships with Hyatt. In particular, the individual executive compensation consultant used:

•	receives no incentive or other compensation based on the fees charged to Hyatt for other services provided by Mercer or any of its affiliates;

•	is not responsible for selling other Mercer or affiliate services to the Company; and

•	is prohibited by Mercer’s professional standards from considering any other relationships Mercer or any of its affiliates may have with the Company in rendering his or her advice and recommendations.

The following is a summary of the fees for professional services, as well as commissions with respect to international insurance matters, paid to Mercer and its affiliates for services rendered in 2009:

Fee Category	2009

Executive and Director Compensation Fees	$193,537

Non-Executive Compensation Fees	$666,109

Non-Executive Compensation Fees to an Affiliate of Mercer	$507,193(1)

Total	$1,366,839

(1)	Amount represents commissions paid to an affiliate of Mercer with respect to international insurance matters.

COMPENSATION OF DIRECTORS

We use a combination of cash and stock-based incentive compensation to attract and retain qualified candidates to serve on the board of directors. In setting director compensation, we consider the significant amount of time that directors expend in fulfilling their duties as well as the skill level we require of members of our board of directors.

Retainers and Committee Fees

Our directors who are also our employees do not receive any additional compensation for their services as our directors. Accordingly, Mr. Thomas Pritzker did not receive any compensation for his services as a director in 2009. Mr. Nicholas J. Pritzker was an officer until March 31, 2009 and thereafter received fees for services as a director, until his resignation in June of 2009. Members of the board of directors who are not our employees are entitled to receive annual cash retainers of $50,000 and stock compensation of $75,000. Directors may elect to receive their annual cash retainer in Class A common stock. For new non-employee directors, their annual stock compensation is pro rated based on the number of whole fiscal quarters served during the fiscal year. The annual cash and stock retainers are paid on the second to last business day of each quarter, provided the director served for the full fiscal quarter. Committee members and the chairman of each committee receive the following additional cash retainers:

	Committee Member Retainer	Committee Chairman Retainer

Audit Committee	$9,000	$25,000

Compensation Committee	$3,000	$12,000

Nominating and Corporate Governance Committee	$3,000	$6,000

Finance Committee(1)	$3,000	$6,000

(1)	As an employee of the Company, Mr. Pritzker was not eligible to receive and did not receive a retainer for his service as chairman of the finance committee in 2009.

The chairman of a committee receives only the chairman retainer and does not also receive the committee member retainer. Committee retainers are paid in quarterly installments on the second to last business day of each quarter based on the individual’s service for such quarter. In addition, each non-employee committee member receives cash compensation of $1,200 for each full committee meeting attended (in person or by telephone). All of our directors are reimbursed for reasonable expenses incurred in connection with attending board of director meetings and committee meetings and for attending corporate functions on our behalf.

Newly Elected Directors

In addition to the annual cash and stock compensation, each non-employee director upon joining the board receives $75,000 of our Class A common stock based on the value of the shares on the date the director is first elected or appointed to the board.

Non-Employee Director Stock Ownership Guidelines

Our Corporate Governance Guidelines require each non-employee director to accumulate and own, directly or indirectly, at least $150,000 worth of our common stock (or common stock equivalents held under the Directors Deferred Compensation Plan described below) at all times during his or her tenure on the board of directors. Our current non-employee directors have until November 2012 to meet this ownership requirement and any new non-employee directors will have up to five years of service on the board of directors to meet this ownership requirement. If, after a director is required to meet the stock ownership guidelines, the market value of such director’s stock should fall below $150,000, the director will not be permitted to sell any of our common stock until the market value again exceeds $150,000. These sale limitations do not apply where the decline in value of the director’s holdings of our common stock is in connection with a change of control transaction.

Directors Deferred Compensation Plan

Each non-employee director may elect to defer all or any portion of his or her annual cash and annual stock retainers under our Directors Deferred Compensation Plan. Once an election is made to defer a retainer, the decision may be revoked or changed only for subsequent calendar years. Under the Directors Deferred Compensation Plan, a director who elects to defer any of his or her annual cash retainer may elect to have such amount invested in a notional cash account, which is credited with interest quarterly at the prime rate, or in stock units equivalent to our Class A common stock. Deferrals of annual stock retainers are invested in stock units equivalent to our Class A common stock. Any retainers deferred into stock units are entitled to receive additional stock units equal to the amount of any dividends payable on the stock units held by the director. The director may also elect to receive payment for any such deferrals at either the date of the director’s departure from the board or on the last business day of March of the fifth year following the year in which such retainer was earned. Stock units are paid in shares of our Class A common stock from shares reserved for issuance under our LTIP.

The following table provides information related to the compensation of our non-employee directors earned for 2009:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)	Total ($)

Bernard W. Aronson	$73,400	$75,000	—	—	$148,400

Norman R. Bobins(2)(3)	$5,400	$31,250	—	—	$36,650

Richard A. Friedman(4)	$32,500	$37,500	—	—	$70,000

Susan D. Kronick(2)(4)	$11,700	$62,500	—	—	$74,200

Mackey J. McDonald(2)(4)	$13,200	$62,500	—	—	$75,700

John D. Nichols(2)	$23,400	$125,000	—	—	$148,400

Gregory B. Penner(2)	$21,750	$125,000	—	—	$146,750

Nicholas J. Pritzker(5)	$2,400	—	—	$1,413,040	$1,415,440

Penny Pritzker(6)	$64,100	—	—	—	$64,100

Michael A. Rocca(7)	$90,600	$75,000	—	—	$165,600

Byron D. Trott	$65,600	$75,000	—	—	$140,600

Richard C. Tuttle(2)	$33,600	$125,000	—	—	$158,600

(1)	Amounts shown represent the grant date fair value of stock or stock units in payment of their annual and initial stock retainers in 2009 as computed in accordance with Financial Accounting Standards Board (“FASB”) (Accounting Standards Codification (“ASC”)) Topic 718, Compensation – Stock Compensation. For a discussion of the assumptions made in the valuation, see Note 18 to the Consolidated Financial Statements for 2009 contained in our Annual Report on Form 10-K filed with the SEC on February 25, 2010. As described above under “Directors Deferred Compensation Plan” directors may elect to defer their stock and cash fees into stock units. The following table sets forth the outstanding stock units held by each director as of December 31, 2009:

Name	Stock Units

Bernard W. Aronson	7,283

Mackey J. McDonald	1,272

John D. Nichols	11,342

Michael A. Rocca	6,013

Richard C. Tuttle	11,342

(2)	Messrs. Bobins, McDonald, Penner and Ms. Kronick elected to receive their annual cash retainers of $50,000 in the form of our Class A common stock. Messrs. Nichols and Tuttle deferred their annual cash retainer of $50,000 into restricted stock units under the Directors Deferred Compensation Plan, resulting in 7,246 shares of Class A common stock or stock units, as applicable, being issued based on the fair market value of our Class A common stock on the date the retainers otherwise would have been payable.

(3)	Mr. Bobins retired from the board of directors effective June 2, 2009.

(4)	Messrs. Friedman and McDonald and Ms. Kronick were appointed to the board of directors effective June 2, 2009. Under the terms of our directors compensation program in effect at that time, each are entitled to receive their initial stock retainers thirteen months following appointment, or July 2010.

(5)	Mr. Nicholas J. Pritzker was an employee through March 31, 2009 and retired from the board of directors effective June 2, 2009. As such he received $2,400 for his attendance at meetings of the finance committee after he was no longer an employee. All Other Compensation reflected above represents the amounts he received as an employee in 2009 as salary, non-equity incentive plan compensation and all other compensation. Mr. Pritzker did not receive any equity awards in 2009. The amount set forth under All Other Compensation represents: $45,500 in salary from January 1, 2009 through March 31, 2009, $6,191 of above market interest earned on his non-qualified deferred compensation plans, $1,425 for parking allowance, $543 for dining room allowance, $12,000 employer contribution to his deferred compensation plan (described below under “Narrative to Summary Compensation Table”) (which amount is reimbursed to us by Mr. Pritzker), a $1,668 match to the 401(k) plan and $1,345,713 as an RDICP (described below under “Narrative to Non-Qualified Deferred Compensation Table”) account distribution upon the termination of his employment.

(6)	Ms. Pritzker waived her right to receive the annual stock compensation of $75,000 for 2009.

(7)	Mr. Rocca was elected to the board of directors in March 2008. Under the terms of our non-employee director compensation plan at that time, he became entitled to receive his initial stock retainer thirteen months following election to the board of directors. Therefore he received his initial stock retainer on April 11, 2009.

COMPENSATION COMMITTEE REPORT

The compensation committee has reviewed the Compensation Discussion and Analysis set forth below and discussed its contents with the Company’s management. Based on this review and discussion, the compensation committee recommended to the board of directors that the Compensation Discussion and Analysis be included in this proxy statement and incorporated by reference in our Annual Report on Form 10-K for the fiscal year ended December 31, 2009.

Mackey J. McDonald, chairman

Bernard W. Aronson

Richard A. Friedman

Penny Pritzker (member of the compensation

committee until April 6, 2010)

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

None of the members of our compensation committee has at any time been one of our executive officers or employees. None of our executive officers currently serves, or has served during the last completed fiscal year, on the compensation committee or board of directors of any other entity that has one or more executive officers serving as a member of our board of directors or compensation committee.

ARTICLE III: EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS

Our goal is to be the preferred brand for guests and owners and the preferred employer for employees. We believe that this goal is central to and best promotes value creation for our stockholders. Our compensation philosophy is to provide an appropriate base of cash compensation and to align all incentive and long-term components of compensation to long-term value creation for our stockholders. We have focused on defining annual financial and non-financial goals around metrics that we believe support and promote enhancement of long-term brand value. We believe that this is the best way to align our total rewards with creation of long-term stockholder value. To attract, recruit, develop and engage the talent needed to deliver on this goal, our compensation programs are designed to:

•	retain the employee capabilities required to achieve our goal and appropriately motivate employees through the alignment of total rewards with performance goals;

•	address the needs and preferences of employees as individuals and as members of high-performing teams;

•

be innovative and competitive, recognizing the ever changing dynamics of the labor market and acknowledging that, in attracting, retaining and developing talent globally we need to offer compelling employment opportunities; and

•	be cost effective and financially sustainable over time under varying business conditions.

To accomplish these goals our executive compensation program is based on a total rewards program, which provides:

•	compensation, including forms of current cash and incentive compensation, as well as long-term stock based compensation;

•	benefits, including retirement related, healthcare and other welfare programs;

•	work/lifestyle programs, including paid-time off, vacation, specified number of free hotel stays and other programs that promote well-being; and

•	training and development.

Our total rewards program is designed to provide rewards for superior individual, team and organizational performance.

The following describes the compensation elements of our total rewards program for our “named executive officers” (“NEOs”), including our principal executive officer (“PEO”), principal financial officer (“PFO”) and our three most highly compensated executive officers. We are also including discussion and disclosure regarding our executive chairman as a NEO, even though he technically does not qualify as either our PEO or one of our three most highly compensated executive officers under the SEC proxy disclosure rules.

Our NEOs for 2009 were:

Name	Position
Thomas J. Pritzker	Executive Chairman

Mark S. Hoplamazian (PEO)	President and Chief Executive Officer

Harmit J. Singh (PFO)	Chief Financial Officer

H. Charles Floyd	Chief Operating Officer—North America

Rakesh K. Sarna	Chief Operating Officer—International

Stephen G. Haggerty	Global Head of Real Estate and Development

Our compensation committee is responsible for establishing, maintaining and administering our compensation programs for our NEOs and other executives.

Role of the Outside Consultant

Mercer provides consulting services to management and our compensation committee to help:

•	assess the competitiveness of our executive compensation programs;

•	advise on current incentive compensation and executive benefit practices; and

•	assist with the preparation of this Compensation Discussion and Analysis.

Mercer consultants also work on our plan design for retirement, international benefits and manager incentives, as well as the administration of our plans. See the section above titled “Compensation Consultant Fees and Services” for further information regarding services performed by Mercer in 2009.

Role of Executive Officers

In making decisions about executive compensation, the compensation committee invites our executive chairman, our president and chief executive officer, our chief human resources officer and our global head of total rewards to present at the committee meetings various compensation proposals and to answer any questions the committee may have. With respect to the compensation of our chief executive officer, the compensation committee meets in executive session with the executive chairman and, from time to time, our chief human resources officer present.

Market Data

Mercer helps us assess the market competitiveness of our NEOs’ annual cash and long-term incentives. In doing so, Mercer used several survey sources, and where data for comparable positions was available in the hospitality/restaurant or lodging industry they provided such data. In addition to any such data available from the hospitality/restaurant or lodging industry, Mercer provides general industry survey data for the compensation committee’s consideration. We included restaurant companies in our market data, along with our competitors in the hospitality and lodging business, as these are companies with which we often compete for management talent. The restaurant companies included in our market data surveys also have a similar business profile to ours, in that they have franchise operations, in some cases they own restaurants that they manage, are in multiple locations and are in a consumer facing and customer oriented service business.

In 2009, we reviewed the competitiveness of our compensation against the following peer group which was selected based on several factors, including business mix and model, revenues, global presence and the strength of their brands:

• Carnival Corporation	• Las Vegas Sands Corporation

• Marriott International Inc.	• Wyndham Worldwide Corporation

• Starwood Hotels and Resorts Worldwide, Inc.	• Brinker International, Inc.

• Boyd Gaming Corporation	• Wynn Resorts

• Starbucks Corporation	• Burger King Holdings, Inc.

• MGM Mirage	• Wendy’s/Arby’s Group, Inc.

• Darden Restaurants, Inc.	• Host Hotels & Resorts, Inc.

• Royal Caribbean Cruises, Ltd.	• Yum! Brands, Inc.

For 2009 we set our base salaries, annual incentive targets and long-term incentives by reference to the review of market competitiveness, although we did not benchmark or target our NEOs’ pay to any particular percentile or level or to any subset of the competitors listed above. Rather we used the data obtained from this review merely as one of the reference points for determining how our NEOs’ compensation compared to market levels.

Arrangements for Mr. Pritzker

Mr. Pritzker is subject to a different compensation program than the other NEOs. His compensation program is discussed separately below, under “Executive Chairman Compensation.”

Key Elements of Total Rewards in 2009

Our total rewards programs include fixed and variable compensation as well as other benefits. We provide the following compensation elements to our NEOs:

Compensation Element	Purpose	Description
Base Salary	Fixed component of pay that fairly compensates the individual based upon level of responsibilities	Fixed cash payments

Annual Incentive	Align compensation with performance at the enterprise and business segment or functional level	Variable annual cash award

Long-Term Incentive	Reward for creating long-term stockholder value and provide alignment with stockholders	Equity instruments, including stock appreciation rights and restricted stock units

Employee Benefits	Retirement, health and other benefits that provide comprehensive long-term financial security to a globally mobile workforce, enable us to maintain a healthy and productive workforce and attract and retain employees	401(k) plan, deferred compensation programs with matching and retirement contributions, health, life and disability insurance as well as certain perquisites

Base Salary

Salaries for our NEOs are reviewed annually. Our NEOs’ salaries for 2009 reflected several factors, including overall experience, time in the role, market levels and the desire to provide an appropriate base as part of their overall total rewards.

Mr. Pritzker’s base salary was adjusted twice in 2009, first in April 2009 and then in August 2009 as part of his new employment agreement entered into prior to our initial public offering. His salary was reduced from $540,000 in 2008 to $270,000 in April 2009 and was then increased to $475,000 in August 2009 in connection with the new employment agreement referenced above. Mr. Hoplamazian’s base salary also was reduced in August 2009 from $1,000,000 to $950,000 in connection with his new employment agreement. In establishing the terms for the new employment agreements, the compensation committee reviewed market data, considered the distribution of fixed and variable rewards, and balanced short and long-term compensation based on the duties and responsibilities for each role.

Due to market conditions all other NEO’s salaries remained unchanged for 2009 from 2008.

Annual Incentive

Our annual incentive plan provides at-risk compensation designed to reward executives for achievement of operating results over a one-year period. Incentives are based on both financial and non-financial metrics that are intended to balance overall focus on corporate financial performance, business unit financial performance and other initiatives that will strengthen our competitive position. Our annual incentive plan also includes a discretionary element that provides flexibility in assessing how our executives are meeting the needs of our business.

Under the terms of his employment agreement, Mr. Pritzker is not eligible for annual incentives under our plan as his role is to focus on the Company’s long-term development. As such, beginning in 2010 he will be entitled to receive long-term incentive compensation through equity award grants. Under the terms of his prior employment agreement he was eligible to receive discretionary bonuses, however, he was not awarded any bonus for 2009 due to market conditions.

Mr. Hoplamazian’s target and maximum incentives for 2009 were set in early 2009 as a percentage of his base salary under the terms of his 2006 employment agreement entered into upon his hiring as our president and chief executive officer. The target and maximum incentive opportunities for our other NEOs are determined based on references to market data and the individual’s role in the organization, overall experience and time in the role. In particular, the compensation committee looked at the total compensation market data for these positions. The compensation committee did not set a pre-determined target weighting for the different forms of compensation or target to a certain percentile. Rather, they focused more on delivering a total compensation package which would attract a high level of talent while weighting more of the NEO’s total compensation potential on variable and long-term incentives, thereby aligning it with the interests of our stockholders. Additionally, since Messrs. Singh, Sarna and Floyd have comparable levels of responsibility for our success, the compensation committee determined that their target and maximum incentive levels should be the same. For 2009 performance, the target and maximum annual incentive opportunities as a percentage of base salary for each NEO who participated in our annual incentive plan were as follows:

Position	Target	Maximum
Mark S. Hoplamazian	150%	300%

Harmit J. Singh	80%	120%

Rakesh K. Sarna	80%	120%

H. Charles Floyd	80%	120%

Stephen G. Haggerty	75%	115%

For 2009 we changed the financial metric on which we measured our annual incentive from “Performance EBITDA” to “Adjusted EBITDA” which includes a component of financial performance of our unconsolidated hospitality ventures. We used Adjusted EBITDA in 2009 as a component of the financial goals for both our corporate functions and business segments because we believe it was the measure that most highly correlated with long-term stockholder value. Adjusted EBITDA is also a measure that is more in line with our financial reporting. In addition to Adjusted EBITDA, each of our NEOs (other than Mr. Pritzker) had management objectives (“MBOs”), which were designed to incentivize each individual in his area of responsibility, as well as build brand value over time. At the beginning of 2009, certain of the MBOs had quantifiable goals while others were subjective in nature and focused on leadership attributes, such as collaboration and engagement. However, in March 2009 as a result of deteriorating economic conditions the compensation committee amended the MBOs to remove all quantifiable goals after it became clear that we would not achieve the corporate Adjusted EBITDA goal and that the other quantifiable goals were difficult to assess at that time given the volatility of the economic conditions and operating results. All of the MBOs became subjective with achievement to be determined in the discretion of the compensation committee, but based on the factors described below.

For 2009 we also reduced the weighting of the corporate financial goals as compared with prior years as we wanted our NEOs to focus on certain matters that we believed were able to be impacted by the NEOs and were aligned to long-term shareholder value, such as initial public offering readiness and our guest service and associate engagement initiatives.

Given the continuation of a challenging economic environment, we did not achieve the corporate Adjusted EBITDA goal of $600 million for 2009. Consequently, no award for this aspect of incentive compensation was made to our NEOs.

Hoplamazian’s 2009 Annual Incentive

For 2009, Mr. Hoplamazian’s annual incentive was weighted 18.75% on achievement of the Adjusted EBITDA goal, 56.25% on achievement of MBOs, and 25% on leadership goals. Mr. Hoplamazian’s MBO goals for 2009 were:

•

Increase Market Share. Increase market share for each of International and North American full service hotels and North American select service hotels. The factors and issues to be considered include the (a) breadth of improvement; (b) performance in each segment; (c) performance across segments; (d) magnitude of improvement and (e) achievement by North American operations and International operations.

•

Capital Development. Establish a long-term capital structure that provides adequate liquidity and improves return on invested capital (“ROIC”) over time through improvements to our cost of capital over time. Replace revolving line of credit and secure new sources of capital apart from line of credit. Prepare to be able to launch initial public offering process by mid-year 2009.

•	Asset Strategy. Prepare property recycling plan and evaluate monetization of selected other assets.

•

Guest Satisfaction. Increase top box satisfaction for each of International hotels, North American full service hotels (for individual guests and for meeting planners) and North American select service hotels.

•	Associate Engagement. Establish and implement action plans focused on increased associate engagement and support the action plans for others within the organization.

•	Brands. Complete enhanced definition and communication of each brand and Gold Passport program, and initiate program for improving franchise and owner relations functions.

•

Organization. Refine organization structure to better align to customers and to support overall goals of increasing market share and guest satisfaction levels. Complete succession plans for positions two-down from the CEO.

Based on input from our executive chairman and the review of our performance during 2009, the compensation committee awarded Mr. Hoplamazian 87% of his MBO component. The compensation committee’s determination considered Mr. Hoplamazian’s achievements in the completion of our initial public offering, developments in our capital structure, including a private placement and senior note offering, the strength of our balance sheet and cash flow management, our market share performance, progress in associate engagement and top box satisfaction scores, as well as the enhancements to the Gold Passport program. The compensation committee determined that the property recycling plan and organizational goals had not been fully completed during the year.

The compensation committee awarded Mr. Hoplamazian 80% of the leadership component based on the compensation committee’s assessment of his performance in the areas of leadership, values, collaboration and other activities related to the initial public offering, professional development and management of the overall enterprise. Mr. Hoplamazian was not awarded the full leadership component based on the compensation committee’s assessment of the manner in which communication programs relating to corporate initiatives and to management of matters that impact the enterprise were implemented.

Other NEOs’ Annual Incentives

The annual incentives for Messrs. Singh, Sarna, Floyd and Haggerty were weighted 12.5% on achievement of the Adjusted EBITDA goal, 62.5% on achievement of MBOs for their areas of responsibility, and 25% on leadership goals. In assessing each of these NEO’s achievement of his MBOs and leadership goals, the compensation committee sought Mr. Hoplamazian’s input and recommendations, however all decisions as to level of achievement were ultimately made by the compensation committee.

Singh’s Annual Incentive

Mr. Singh’s MBO goals for 2009 were:

•

Capital Development. Establish a long-term capital structure that provides adequate liquidity and improves ROIC over time through improvements to our cost of capital over time. Replace revolving line of credit and secure new sources of capital apart from line of credit. Enhance engagement with rating agencies. Deliver 2009 capital plan.

•	Area Responsibilities. Complete a financial shared services program, establish a long-term tax strategy and deliver information technology programs at budgeted levels.

•

Organization. Build high functioning global finance, risk and technology team. Align organization to meet long-term business strategies by end of the second quarter of 2009; enhance talent and become an exporter of talent to other areas in the Company; build foundation for a finance leadership course by the first quarter of 2010 in conjunction with the Hyatt leadership network. Improve engagement within finance, risk and technology areas.

•

Public Readiness. Prepare the Company to be ready to launch the initial public offering process by June 2009. Establish and manage project team and deliver on project deliverables as defined over the first half of 2009.

•

Processes. Develop and deliver effective and efficient processes in finance focusing on long-term earnings models, long range plan update processes, forecasting, budgeting, capital expenditures, audits, public company requirements and post audit review on investments.

The compensation committee awarded Mr. Singh 94% of the MBO component based on developments in our capital structure through a private placement, extension of our credit facilities, completing a senior note offering, development of a framework for establishing a long term tax strategy, ongoing development of a global finance, risk and technology team and preparing the Company to be ready to launch its initial public offering. The compensation committee determined that Mr. Singh did not fully complete certain of his goals pertaining to enhancements in our planning processes, resulting in less than 100% achievement.

The compensation committee awarded Mr. Singh 100% of the leadership component based on his leadership during the initial public offering, support of our values and the introduction of initiatives within the finance function that have resulted in improvements in communication and recognition.

Sarna’s Annual Incentive

Mr. Sarna’s MBO goals for 2009 were:

•

International Operations Financial Performance. Enhance financial performance of the International Operations business unit for 2009 relative to historical performance, taking into consideration the economy and management’s outlook for international operations for 2009 as reviewed at the beginning of 2009 including market share, gross operating profit flow through and the performance of owned and joint venture hotels consistent with and in alignment with management of third-party owned hotels.

•	Increase Market Share. Achieve market share goals for individual properties and demonstrate increase in market share across hotels in International Operations.

•

Organization. Finalize succession plan for corporate director level and above positions in the Chicago and divisional offices and for all area vice presidents in the field. Restructure the divisional offices to align with long-term strategic goals. Restructure technical services functions globally to manage headcount and processes to be consistent with functional operation in Chicago. Retain and develop top talent.

•

Guest Satisfaction. Increase top box satisfaction for each international hotel. The factors and issues to be considered include the (a) breadth of improvement; (b) performance in each segment; (c) performance across segments and (d) magnitude of improvement.

•

Associate Engagement. Establish and implement action plans focused on increased associate engagement for International Operations leadership teams and support the action plans for others within the organization.

•

Brand Integrity. Insure brand integrity for each brand, as measured by input from Hotel IQ consumer audits, guest input and historical performance. Continue to build Park Hyatt brand as a formidable competitor in the high-end luxury market. Launch the Andaz brand in North America.

•	Growth. Grow development pipeline and continue support of development efforts for other full-service brands in each region.

•	Hyatt Place–International. Establish an operating model to support the forthcoming openings in collaboration with select service team.

The compensation committee awarded Mr. Sarna 77% of the MBO component based on market share performance, launch of the Andaz brand in North America, management of operating expenses and improvements in guest satisfaction and associate engagement. Certain business unit financial goals were determined not to have been met and, therefore, Mr. Sarna did not earn the full MBO component.

The compensation committee awarded Mr. Sarna 100% of the leadership component based on his support of our values, his leadership and other areas of activity including collaborative support and contributions to the enhancements to the Gold Passport program, progress in succession planning and individual professional development plans.

Floyd’s Annual Incentive

Mr. Floyd’s MBO goals for 2009 were:

•

North American Operations Financial Performance. Enhance financial performance of the North American Operations business unit for 2009 relative to historical performance, taking into account the economy and management’s outlook for North American operations for 2009 as reviewed at the beginning of 2009, field performance and assessments relating to property performance across brands, performance of owned and joint venture hotels consistent with and in alignment with management of third-party owned hotels.

•

Increase Market Share. Increase market share for North American full service hotels and North American select service hotels. The factors and issues to be considered include the (a) breadth of improvement; (b) performance in each segment; (c) performance across segments and (d) magnitude of improvement.

•

Organization. Finalize succession plan for key positions in North American operations by end of 2009; establish goals for franchise and owner relations group considering coordination between operations, development and brand leadership; refine North American operations organization to align with strategic goals and customer base. Support financial shared services effort to successful roll out and efficient operation in collaboration with Finance.

•

Guest Satisfaction. Increase top box satisfaction for each of North American full service hotels (for individual guests and for meeting planners) and North American select service hotels. The factors and issues to be considered include the (a) breadth of improvement; (b) performance in each segment; (c) performance across segments and (d) magnitude of improvement.

•

Associate Engagement. Establish and implement action plans focused on increased associate engagement among North American leadership team members and support the action plans for others within the organization.

•	Relative Satisfaction Measures. Develop and implement metrics to measure relative service and satisfaction levels achieved for individual properties.

•

Growth. Support the expansion of the Hyatt Place and Hyatt Summerfield Suites brands and establish plan for expansion of full service hotels in 2009 and 2010. Work with Development team in confirming key market priorities for 2009.

The compensation committee awarded Mr. Floyd 77% of the MBO component based on market share performance and improvements in guest satisfaction, productivity, employee engagement and organizational initiatives. However, the compensation committee determined that certain business unit financial goals were not met and, therefore, Mr. Floyd did not earn the full MBO component.

The compensation committee awarded Mr. Floyd 80% of the leadership component for 2009 based on performance in the areas of leadership, values and collaboration and based on other activities in the execution of initiatives relating to increasing productivity and managing costs as well as to enhancements to the Gold Passport program. Mr. Floyd was not awarded the full leadership component based on the compensation committee’s assessment of the manner in which communication programs relating to corporate initiatives and to management of matters that impact the enterprise were implemented.

Haggerty’s Annual Incentive

Mr. Haggerty’s MBO goals for 2009 were:

•

Owned and JV Hotel Performance. Enhance financial performance of owned and joint venture hotels relative to historical performance, considering the economy and management’s outlook for the owned and joint venture hotels for 2009 as reviewed at the beginning of 2009, and input provided to Operations through asset management that leads to enhancement of results.

•	Capital Expenditures. Effectiveness, timeliness and overall management of capital expenditures.

•	Hyatt Vacation Ownership Financial Performance. Based on development and operating performance relative to market conditions.

•	Real Estate and Development. Resource deployment and staffing, based on departmental budgets for 2009.

•

Organization. Finalize succession plan for key positions in real estate and development by end of 2009. Support the creation of and the setting of goals for the franchise and owner relations group in conjunction with North American Operations. Create dominant preference within select service category with coordination among development, brand leadership and operations teams. Complete revisions to the Hyatt Vacation Ownership organization and align residential development efforts with overall full service hotel development goals globally.

The compensation committee awarded Mr. Haggerty 79% of the MBO component based on accomplishments in our asset management organization, effective capital expenditure program and support of the infrastructure created to support our franchise owners. The compensation committee determined, however, that a number of financial goals were not met during the year resulting in Mr. Haggerty not earning the full MBO component for 2009.

The compensation committee awarded Mr. Haggerty 100% of the leadership component based on progress made in leadership, his support of our values and professional development initiatives within the development function.

The actual annual incentive compensation earned for 2009 performance expressed as a percentage of base salary as in effect at year end for each NEO who participated in the annual incentive plan was as follows:

Name	Actual
Mark S. Hoplamazian	103.47% of year-end salary (68.98% of target)

Harmit J. Singh	67.27% of year-end salary (84.09% of target)

Rakesh. K. Sarna	58.52% of year-end salary (73.15% of target)

H. Charles Floyd	54.22% of year-end salary (67.77% of target)

Stephen G. Haggerty	55.99% of year-end salary (74.66% of target)

Long-Term Incentive

In 2009, we used equity in the form of stock appreciation rights (“SARs”) and restricted stock units (“RSUs”) granted under our LTIP as the means of providing long-term incentives to our executives. These annual incentives were granted after the value of our stock had been determined by the compensation committee (since the grants were made before we went public) and are designed to:

•	drive and reward performance over an extended period of time to promote creation of long-term value for our stockholders;

•	create strong alignment with the long-term interests of our stockholders;

•	assist in retaining highly qualified executives; and

•	contribute to competitive total rewards.

SARs are designed to deliver value to executives only if our stock price increases over the value at the time of grant. Each vested SAR gives the holder the right to receive the excess of the value of one share of our Class A common stock at the exercise date over the value of one share of our Class A common stock at the date of grant. Generally, SARs vest annually over four years (25% per year) and are settled by delivery of our Class A common stock.

RSUs are designed to align the interests of our NEOs with the interests of our stockholders, to reward performance and to promote retention of our executives by providing equity-based compensation that fluctuates with our stock price. RSUs were also granted in light of the fact that the lodging industry is cyclical and, therefore, the volatility of the value of an RSU would be lower than the volatility of the value of a SAR. RSUs, accordingly, were intended to create a sense of ownership and to better align executives’ interests with our stockholders’ interests. Generally, RSUs vest equally over four years (25% per year) and are settled by delivery of shares of our Class A common stock. Shares of our Class A common stock are deliverable in settlement of vested RSUs granted in 2009 on the earlier of (a) May 1, 2013, (b) termination of employment, or (c) a change in control.

In 2009 we adopted a retirement vesting policy which allows employees who have attained at least age 55 and whose age plus years of service equals at least 65 to continue vesting in their equity awards following termination of employment provided that they execute a release of claims and they do not compete with us during the remainder of the vesting period. We adopted this policy in order to allow employees who were close to retirement to realize the value of their long-term equity incentives granted in the final years of employment, as long as they do not engage in competitive activities following their retirement.

In determining the value of long-term incentive grants, we considered the market data, the individual’s potential contribution to our success and the relationship between each NEO’s short-term and long-term compensation. In 2009, the compensation committee determined that the long-term incentive awards to NEOs would be split evenly between RSUs and SARs. The target value (as a percent of base salary) for the annual long-term incentive grants for Messrs. Singh, Sarna and Floyd for 2009 was 150% of base salary and for Mr. Haggerty 135% of base salary. The actual number of SARs and RSUs granted was then determined based on applying a Black-Scholes value for the SARs and the value of our common stock for the RSUs (as determined by the compensation committee). The allocation of grants between RSUs and SARs and the target value were established by the compensation committee based in part upon the recommendation of Mercer, as reviewed by the chief human resources officer. Mercer’s recommendations were based on their review of market practices.

In addition to normal annual grants, Messrs. Singh, Sarna, Floyd and Haggerty also received special RSU grants in 2009. Mr. Singh’s additional award was intended to compensate him for pension benefits he lost upon leaving his prior employer and was intended to have a value of $390,000. Mr. Singh’s special RSUs vest 100% in 2018, when he would attain age 55 and would have been eligible for such pension benefits under his prior employer’s plan. Messrs. Floyd and Sarna’s additional grants were intended to make up compensation potentially lost as a result of our termination of our non-qualified supplemental defined benefit retirement plans in 2008 and were intended to have a value of $1,995,000 and $1,350,000 respectively. Mr. Sarna’s additional grant also reflects his consent to a reduced contribution going forward under our Field Retirement Plan, which is a non-qualified deferred compensation plan. (See description of Field Retirement Plan in the narrative to the Summary Compensation Table). Mr. Floyd’s special RSU grant vests over eleven years at 2% per year through 2014 (with 2% vesting in 2009), 68% in 2015 and 4% per year thereafter with full vesting in 2020. Mr. Sarna’s special RSU vests over 9 years with 10% vesting annually, other than in 2012, in which 20% vests. These vesting schedules, along with the amount of the RSUs, were intended to align the RSU payout value with the amount that they would have received under our supplemental defined benefit retirement plans if they continued to earn benefits through age 60 without termination of employment, when they would have received the maximum benefit under those plans. Mr. Haggerty’s special RSU award was intended to increase his exposure to stock-based compensation under our long-term incentive program given the increase in the activity level within the Real Estate and Development area and the increase in time in his role, which was based on input from Mr. Hoplamazian and approved by the compensation committee based on the alignment with our near-term goals and long-term strategy. Mr. Haggerty’s award vests 25% each year on April 1 commencing on April 1, 2010.

If we terminate an executive, other than for detrimental conduct (as described in the section titled “Potential Payments on Termination or Change in Control” below), the executive will be treated as being employed through the next vesting date following termination with respect to their special RSU grants.

Under the terms of his 2006 employment agreement (which had a term ending on December 31, 2009 and was in effect through July, 2009), Mr. Hoplamazian received an initial grant of 105,000 RSUs in 2006 (which were granted outside of our LTIP) and 425,000 SARs under the LTIP in 2007, and as a result he was not considered eligible for additional annual grants during the term of that agreement. In connection with his new employment agreement entered into effective August 1, 2009, he received an equity grant on October 1, 2009 split equally between SARs and RSUs with a grant date fair value (as determined under FAS 123R) of $1,662,500. These SARs and RSUs vest 25% each year over four years. However, pursuant to the terms of his new employment agreement if Mr. Hoplamazian is terminated for any reason other than cause, provided he executes a general release of claims and he does not compete with us, he will continue to vest in his SARs and will be fully vested in his RSUs, although such RSUs will not be payable until the vesting dates set forth in his award agreements. Mr. Hoplamazian received these grants as a part of the extension of the term of his employment arrangement with the Company, and because the compensation committee determined based on the market review that Mr. Hoplamazian’s long-term equity incentive was low relative to both his industry peers and low relative to the role he plays in the Company.

Mr. Pritzker did not receive any equity grants in 2009.

Employee Benefits

Our NEOs are eligible to receive employee benefits similar to all other salaried employees, such as participation in our 401(k) plan, with matching contributions, health, life and disability plans and severance benefits, as described in more detail in the section below titled “Potential Payments on Termination or Change in Control.” In addition, as described in more detail in the section below titled “Narrative to Summary Compensation Table,” we provide certain additional retirement and deferred compensation benefits to our NEOs, as well as certain perquisites. These additional employee benefits and perquisites make up the benefits/work/lifestyle portion of our total rewards package and allow us to compete in attracting and retaining executives.

Tax Deductibility and Accounting Considerations

We consider tax and accounting implications in designing our executive compensation programs and attempt to maximize the tax deductibility to us, while minimizing the tax consequences to our executives. As a private company through November 2009, we were not subject to the same limitations on tax-deductible compensation as applicable to public companies under Section 162(m). We intend to rely on certain transition rules available under Section 162(m) regarding compensation payable as a public company pursuant to plans and arrangements which were in place prior to becoming public and which were disclosed in our initial public offering prospectus. However, we may determine to pay compensation that is not tax deductible.

Stock Ownership Guidelines and Compensation Recovery Policy

In 2009 we adopted stock ownership guidelines, which require each of our NEOs (other than Mr. Pritzker) to hold SARs, RSUs (whether or not vested) or stock with a value within the following guidelines:

Hoplamazian	5 times base salary
Singh, Sarna, Floyd and Haggerty	3 times base salary

However, once an NEO reaches age 55 his ownership guideline will reduce by 10% per year until age 60. Our NEOs have five years to meet these goals. We adopted these stock ownership guidelines as a means of requiring executives to hold equity and tie their interests to stockholders. Each NEO is on track to meet these guidelines within the required period.

We also adopted a compensation recovery policy, which, if the board of directors determines that an executive has engaged in fraudulent or willful misconduct that resulted in a restatement of our financial results, allows the board of directors (or a committee thereof) in its discretion to recover from such executive any bonus, equity compensation or profits received on equity compensation by such executive.

Executive Chairman Compensation

Mr. Pritzker’s compensation through July 2009 was set by our board of directors based on the recommendation of our principal stockholders. Accordingly, during this period his compensation was not subject to the same total rewards programs as our other NEOs.

Mr. Pritzker’s compensation through July 2009 consisted of the following items:

•	annual base salary;

•	discretionary annual bonus;

•	benefits and perquisites made available to our other senior executives; however, Mr. Pritzker reimburses us for the contributions we make on his account to our Deferred Compensation Plan (“DCP”);

•

contributions to a non-qualified deferred compensation account for Mr. Pritzker equal to 25% of his base salary, reduced by the amount of our matching contribution to his account under our 401(k) plan, with interest on such account at the short term applicable federal rate set by the IRS (“TJP Plan”); and

•

personal use of our aircraft for which Mr. Pritzker reimburses us at the Standard Industrial Fare Level rate for the first thirty-three hours of his use each year and for any hours over thirty-three at the lesser of (i) the product of the applicable flight time multiplied by the “Direct Cost Rate” published annually by Conklin & de Decker for operating an equivalent aircraft, or (ii) two times the hourly fuel cost of the flight. In no event does the amount reimbursed by Mr. Pritzker for a flight ever exceed the amount authorized by Federal Aviation Regulation Part 91.501(d)(1)-(10).

Beginning August 1, 2009 in anticipation of our public offering Mr. Pritzker entered into a new employment agreement which was reviewed and approved by our compensation committee and our board of directors. Under this new agreement Mr. Pritzker is entitled to the following compensation and benefits:

•	annual base salary of $475,000;

•	annual grants under the LTIP beginning in 2010 similar to other senior executives with a targeted grant date fair value (as determined under FAS 123R) equal to 500% of base salary;

•	all future grants under the LTIP will continue to vest following his termination for any reason other than cause, provided he executes a general release of claims and he does not compete with Hyatt;

•

benefits and perquisites generally available to our senior executive officers from time to time including medical and dental insurance, life insurance, 401(k) plan, disability coverage, vacation benefits, automobile lease in accordance with our policies for officers, monthly parking in Hyatt Center, executive dining room privileges, and a deferred compensation plan; and

•	severance in accordance with our general policies.

Under the terms of this agreement he is not eligible for participation in our annual incentive plan, as all of his performance and incentive-based compensation is designed to be earned through equity grants. Mr. Pritzker and the Company have continued the aircraft reimbursement arrangement described above after August 1, 2009. The arrangement is more fully described below in the section titled “Agreements Relating to Aircraft—Falcon 900EX Aircraft—Rosemont Project Management, LLC.”

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)(3)	Total ($)
Thomas J. Pritzker Executive Chairman	2009	$422,917	—	—	—	—	$19,329	$145,643	$587,889
	2008	$535,000	$1,400,000	—	—	—	$20,605	$285,731	$2,241,336
	2007	$520,000	$1,666,000	—	—	—	$14,786	$185,422	$2,386,208

Mark S. Hoplamazian President and Chief Executive Officer (Principal Executive Officer)	2009	$979,167	—	$831,242	$831,246	$983,000	—	$46,258	$3,670,913
	2008	$1,000,000	$810,000	$494,530	—	—	—	$38,960	$2,343,490
	2007	$1,000,000	$1,250,000	—	$10,276,500	—	—	$31,459	$12,557,959

Harmit J. Singh Chief Financial Officer (Principal Financial Officer)	2009	$550,000	—	$802,503	$475,963	$370,000	—	$97,164	$2,295,630
	2008	$227,404	$1,280,000	$1,183,090	—	—	—	$407,242	$3,097,736

Rakesh K. Sarna Chief Operating Officer—International	2009	$581,000	—	$1,785,745	$502,790	$340,000	$2,084	$81,010	$3,292,629
	2008	$575,833	$14,080	$3,185,355	$648,050	$185,920	$2,227	$167,760	$4,779,225
	2007	$525,000	$224,164	—	$762,293	$270,836	$1,679	$115,237	$1,899,209

H. Charles Floyd Chief Operating Officer—North America	2009	$581,000	—	$2,430,753	$502,790	$315,000	$26,387	$66,056	$3,921,986
	2008	$577,500	$16,646	$3,148,993	$563,550	$209,354	$26,879	$65,432	$4,608,354
	2007	$550,000	$249,651	—	$735,000	$292,349	$19,109	$41,426	$1,887,535

Stephen G. Haggerty Global Head of Real Estate and Development	2009	$544,700	—	$692,679	$424,238	$305,000	—	$31,189	$1,997,806

(1)	The amounts in this column represent the portion of the NEO’s annual incentive which was discretionary or otherwise related to satisfaction of subjective qualitative goals.

(2)	Amounts shown represent the grant date fair value of SARs and RSUs granted in the year indicated as computed in accordance with FASB (ASC) Topic 718, Compensation – Stock Compensation. For a discussion of the assumptions made in the valuation reflected in these columns, see Note 18 to the Consolidated Financial Statements for 2009 contained in our Annual Report on Form 10-K filed with the SEC on February 25, 2010.

(3)	All other compensation for 2009 includes:

Name	Corporate Dining Room Usage		Car Allowance and Parking	Relocation	Tax Gross ups		401(k) Match
Thomas J. Pritzker	$2,171		$24,213	—	—		$9,800
Mark S. Hoplamazian	$2,171		$21,567	—	—		$9,800
Harmit J. Singh	$2,171		$15,300	$48,040	$24,274	(a)	$6,875
Rakesh K. Sarna	$2,171		$15,300	—	—		—
H. Charles Floyd	$2,171		$15,300	—	—		$9,800
Stephen G. Haggerty	$2,171		$15,300	—	—		—

Name	Contributions to DCP, Field Retirement Plan and TJP Plan		Executive Physical	Life Insurance Premiums	Personal Use of Aircraft		Total
Thomas J. Pritzker	$58,450	(b)	—	$ 720	$50,289	(c)	$145,643
Mark S. Hoplamazian	$12,000		—	$ 720	—		$46,258
Harmit J. Singh	—		—	$ 504	—		$97,164
Rakesh K. Sarna	$60,059		—	$3,480	—		$81,010
H. Charles Floyd	$37,000		$1,169	$ 616	—		$66,056
Stephen G. Haggerty	$12,000		$1,169	$ 549	—		$31,189

(a)	Mr. Singh was grossed up for taxes incurred in connection with his relocation to Chicago.

(b)	Mr. Pritzker reimburses us for the matching contribution to the DCP.

(c)	Includes landing fees, crew expenses, catering, hangar/parking, fuel (based on the average yearly fuel costs incurred per hour flown) and additional hourly engine maintenance/ insurance policy cost for personal use of our aircraft less the amount Mr. Pritzker reimbursed us for his personal usage under the terms of his employment agreement as in effect prior to August 1, 2009.

Narrative to Summary Compensation Table

The actual value, if any that an executive may realize from a SAR or RSU is contingent upon the satisfaction of the conditions to vesting in that award, and with respect to SARs, upon the excess of the stock price over the base price on the date the award is exercised. Thus, there is no assurance that the value, if any, eventually realized by the executive will correspond to the amount shown in the table above. Additionally, our compensation committee did not use these values when assessing the aggregate value of long-term equity awards at the time the awards were made. Rather the compensation committee used valuation assumptions, as recommended by their compensation consultant, that differed from the amounts recorded under applicable accounting rules. In particular the valuation assumptions used by the compensation committee assumed a full ten year life on SARs, while the value of awards, for financial reporting purposes uses a life of approximately six years.

As part of our total rewards program, we offer the following employee benefits plans and perquisites:

Retirement Programs

In addition to our 401(k) plan that is available to employees generally, our NEOs participate in the DCP or the Hyatt International Hotels Retirement Plan (“Field Retirement Plan”), which are both non-qualified defined contribution plans. As described in the section above titled “Executive Chairman Compensation,” we also contributed 25% of Mr. Pritzker’s base salary, reduced by any matching contribution to his account under our 401(k) plan, to a deferred compensation plan on his behalf, which was terminated in August 2009.

401(k)

Our 401(k) plan is an on-going, tax-qualified “401(k)” plan that matches 100% on the first 3% an employee contributes and 50% on the next 2% an employee contributes for a total match of 4% of an employee’s compensation up to the IRS limits for tax qualified plans.

Deferred Compensation Plan

The DCP allows executives to defer all or any portion of their base salary and annual incentive. We will match NEOs’ deferrals dollar for dollar up to $12,000 annually. Executives can select among various investment options and are eligible to receive their account balances when they terminate employment.

Field Retirement Plan

Our international executives are eligible for the Field Retirement Plan, pursuant to which we contribute a percentage of their salary each year. The amount of contribution depends upon the employee’s age and years of service or benefit level corresponding with their position. Mr. Sarna is the only NEO who participates in the Field Retirement Plan and he receives contributions equal to 16% of his salary. These contributions vest 25% per year after 2 years, with full vesting after 5 years. Based on his service, Mr. Sarna is fully vested in all contributions. In addition, Mr. Sarna, as part of the termination of our non-qualified supplemental defined benefit retirement plans in 2008 agreed to receive 50% of the normal scale for his contributions beginning in 2009. Executives can also voluntarily contribute to the Field Retirement Plan. Executives’ voluntary contributions are fully vested. All contributions are held in an account for the participant, which are invested in various investments selected by us according to the direction of the participant.

In 2008, we merged our two non-qualified supplemental defined benefit retirement plans into the DCP and Field Retirement Plan, resulting in the change in pension benefits between 2007 and 2008.

Perquisites

We offer limited perquisites to our executives which we believe are reasonable and consistent with our total rewards program and our intention to attract and retain key executives. Perquisites that are provided include:

•	limited use of Hyatt Hotel properties per the policy that is applicable to all Hyatt associates;

•	personal financial planning;

•	automobile allowance;

•	executive physical;

•	corporate dining room use; and

•	parking.

Beginning in 2010 we have eliminated the personal financial planning, automobile allowance and executive physical perquisites and have increased each NEO’s annual base compensation by a comparable amount.

GRANTS OF PLAN-BASED AWARDS

Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	All other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/sh)(1)	Grant Date Fair Value of Stock and Options Awards(2)
		Threshold ($)	Target ($)	Maximum ($)
Mark S. Hoplamazian
		—	$1,425,000	$2,850,000
SARs	10/1/2009				—	61,121	$29.10	$831,246
RSUs	10/1/2009				28,565	—	—	$831,242

Harmit J. Singh
		—	$440,000	$660,000
SARs	5/11/2009				—	33,053	$26.00	$475,963
RSUs	5/11/2009				15,865	—	—	$412,503
Special RSUs	5/11/2009				15,000	—	—	$390,000

Rakesh K. Sarna
		—	$464,800	$697,200
SARs	5/11/2009				—	34,916	$26.00	$502,790
RSUs	5/11/2009				16,759	—	—	$435,747
Special RSUs	5/11/2009				51,923	—	—	$1,349,998

H. Charles Floyd
		—	$464,800	$697,200
SARs	5/11/2009				—	34,916	$26.00	$502,790
RSUs	5/11/2009				16,759	—	—	$435,747
Special RSUs	5/11/2009				76,731	—	—	$1,995,006

Stephen G. Haggerty
		—	$408,525	$626,405
SARs	5/11/2009				—	29,461	$26.00	$424,238
RSUs	5/11/2009				14,141	—	—	$367,679
Special RSUs	5/11/2009				12,500	—	—	$325,000

(1)	Equals the fair market value of our Class A common stock on the grant date as determined by the compensation committee under the LTIP.

(2)	Amounts shown represent the grant date fair value of SARs and RSUs granted in the year indicated as computed in accordance with FASB (ASC) Topic 718, Compensation – Stock Compensation. For a discussion of the assumptions made in the valuation reflected in these columns, see Note 18 to the Consolidated Financial Statements for 2009 contained in our Annual Report on Form 10-K filed with the SEC on February 25, 2010.

Narrative to Grants of Plan Based Awards Table

The actual value, if any, that an executive may realize from a SAR or RSU is contingent upon the satisfaction of the conditions to vesting in that award, and with respect to SARs, upon there being a positive excess of the stock price on the date the award is exercised over the base price established at the award date. Thus, there is no assurance that the value, if any, eventually realized by the executive will correspond to the grant date fair value shown in the table above.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

		SAR Awards				Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised SAR(#) Exercisable(1)	Number of Securities Underlying Unexercised SAR(#) Unexercisable(1)	SAR Exercise Price ($)	SAR Expiration Date	Number of Shares or Units of Stock that have Not Vested (#)(2)	Market Value of Shares or Units of Stock that have Not Vested ($)(3)
Mark S. Hoplamazian	10/1/2009	—	61,121	$29.10	8/1/2019
	10/1/2009					28,565	$851,523
	5/2/2008					7,650	$228,047
	7/1/2007	318,750	106,250	$62.80	7/1/2017

Harmit J. Singh	5/11/2009	—	33,053	$26.00	6/9/2019
	5/11/2009					30,865	$920,086
	9/10/2008					18,302	$545,583

Rakesh K. Sarna	5/11/2009	—	34,916	$26.00	6/9/2019
	5/11/2009					63,490	$1,892,637
	5/2/2008					48,563	$1,447,663
	5/2/2008	6,231	18,694	$58.18	5/2/2018
	7/1/2007	15,557	15,557	$62.80	7/1/2017

H. Charles Floyd	5/11/2009	—	34,916	$26.00	6/9/2019
	5/11/2009					91,955	$2,741,179
	5/2/2008					48,094	$1,433,682
	5/2/2008	5,418	16,257	$58.18	5/2/2018
	7/1/2007	15,000	15,000	$62.80	7/1/2017
	10/6/2006	51,562	17,188	$49.90	10/6/2016

Stephen G. Haggerty	5/11/2009	—	29,461	$26.00	6/9/2019
	5/11/2009					26,641	$794,168
	5/2/2008					14,325	$427,028
	5/2/2008	5,356	16,069	$58.18	5/2/2018
	7/1/2007	25,000	25,000	$62.80	7/1/2017

(1)	Represents SARs held by the NEOs. The SARs vest as follows:

	Grant Date	Vesting
Mark S. Hoplamazian	10/1/2009	25% per year commencing on August 1, 2010 and each anniversary of August 1 thereafter.

	7/1/2007	25% per year commencing on December 18, 2007 and each anniversary of December 18 thereafter.

Harmit J. Singh	5/11/2009	25% per year commencing on April 1, 2010 and each anniversary of April 1 thereafter.

Rakesh K. Sarna	5/11/2009	25% per year commencing on April 1, 2010 and each anniversary of April 1 thereafter.

	5/2/2008	25% per year commencing on April 1, 2009 and each anniversary of April 1 thereafter.

	7/1/2007	25% per year commencing on March 31, 2008 and each anniversary of March 31 thereafter.

H. Charles Floyd	5/11/2009	25% per year commencing on April 1, 2010 and each anniversary of April 1 thereafter.

	5/2/2008	25% per year commencing on April 1, 2009 and each anniversary of April 1 thereafter.

	7/1/2007	25% per year commencing on March 31, 2008 and each anniversary of March 31 thereafter.

	10/6/2006	25% per year commencing on October 6, 2007 and each anniversary of October 6 thereafter.

Stephen G. Haggerty	5/11/2009	25% per year commencing on April 1, 2010 and each anniversary of April 1 thereafter.

	5/2/2008	25% per year commencing on April 1, 2009 and each anniversary of April 1 thereafter.

	7/1/2007	25% per year commencing on March 31, 2008 and each anniversary of March 31 thereafter.

(2)	Represents RSUs held by the NEOs. The RSUs vest as follows:

	Grant Date	RSUs	Vesting
Mark S. Hoplamazian	10/1/2009	28,565	25% on each anniversary of August 1, commencing August 1, 2010

	5/2/2008	8,500	10/25/25/40% on each anniversary of April 1, commencing April 1, 2009

Harmit J. Singh	5/11/2009	15,865	25% per year on each April 1, commencing April 1, 2010.

	5/11/2009	15,000	100% on April 1, 2018

	9/10//2008	12,500	10/25/25/40% on each anniversary of July 31, commencing July 31, 2009.

	9/10/2008	7,835	10% per year commencing on July 31, 2009.

Rakesh K. Sarna	5/11/2009	16,759	25% per year on each April 1, commencing April 1, 2010.

	5/11/2009	51,923	10% per year commencing June 9, 2009, and then on April 1 of each year, except on April 1, 2012, on which 20% vests.

	5/2/2008	4,750	25% per year on each April 1, commencing April 1, 2009.

	5/2/2008	50,000	10/25/25/40% on each April 1, commencing April 1, 2009.

H. Charles Floyd	5/11/2009	16,759	25% per year on each April 1, commencing April 1, 2010.

	5/11/2009	76,731	2% per year commencing June 9, 2009, and then on each April 1 through 2014, 68% on April 1, 2015 and 4% per year thereafter on each April 1 with full vesting in April 1, 2020

	5/2/2008	4,125	25% per year on each April 1, commencing April 1, 2009.

	5/2/2008	50,000	10/25/25/40% on each April 1, commencing April 1, 2009.

Stephen G. Haggerty	5/11/2009	14,141	25% per year on each April 1, commencing April 1, 2010.

	5/11/2009	12,500	25% per year on each April 1, commencing April 1, 2010.

	5/2/2008	4,100	25% per year on each April 1, commencing April 1, 2009.

	5/2/2008	12,500	10/25/25/40% on each April 1, commencing April 1, 2009.

(3)	Based on $29.81 per share, which was the closing price of our Class A common stock on December 31, 2009.

OPTION EXERCISES AND STOCK VESTED

	Stock Awards
Name	Number of Shares Acquired on Vesting (#)(1)	Value Realized on Vesting ($)(2)
Mark S. Hoplamazian	35,850	$1,078,750

Harmit J. Singh	2,034	$52,884

Rakesh K. Sarna	11,380	$295,880

H. Charles Floyd	7,566	$196,716

Stephen G. Haggerty	2,275	$59,150

(1)	No stock was delivered to Messrs. Singh, Sarna, Floyd and Haggerty upon the vesting of their RSUs in 2009, or to Mr. Hoplamazian upon the vesting of 850 of his RSUs in 2009. The shares of Class A common stock underlying these vested RSUs are deliverable on the earlier of May 1, 2012, termination of service or a change in control, and are also reflected in the “Non-Qualified Deferred Compensation Table” below. 35,000 shares of Class A common stock were delivered to Mr. Hoplamazian on December 21, 2009, the first business day following the vesting of 35,000 of his RSUs.

(2)	Messrs. Singh, Sarna, Floyd and Haggerty’s valuation has been determined by multiplying the aggregate number of RSUs that vested with regard to the applicable executive officer by $26.00, which was the fair market value of our Class A common stock on the date of vesting. Mr. Hoplamazian’s valuation has been determined by multiplying (i) 850 of his RSUs that vested by $26.00, which was the fair market value of our Class A common stock on the date of vesting, and (ii) 35,000 of his RSUs that vested by $30.19, which was the closing price of our Class A common stock on December 21, 2009, the date the shares of Class A common stock underlying such RSUs were issued.

NON-QUALIFIED DEFERRED COMPENSATION TABLE

The table below sets forth certain information as of December 31, 2009 with respect to the non-qualified deferred compensation plans in which our NEOs participate.

Name	Plan Name	Executive Contributions in Last Fiscal Year ($)(1)	Registrant Contributions in Last Fiscal Year ($)		Aggregate Earnings in Last Fiscal Year ($)		Aggregate Withdrawals/ Distributions ($)		Aggregate Balance at Last Fiscal Year End ($)(2)
Thomas J. Pritzker	DCP	$1,378,681	$12,000		$168,534		—		$18,631,890
	TJP Plan	—	$46,450		$6,251		—		$875,265
	RDICP	—	—		$71,247	(4)	—		$1,400,470

Mark S.Hoplamazian	DCP	$607,500	$12,000		$2,331		—		$652,888
	RSUs	—	$22,100	(3)	—		$2,113,300	(5)	$25,339	(6)

Harmit J. Singh	DCP	$12,000	—		$305		—		$17,017
	RSUs	—	$52,884	(3)	—		—		$60,634	(6)

Rakesh K. Sarna	Field Retirement	—	$60,059		$7,595		—		$2,695,466
	RDICP—Int’l	—	—		$(1,363)		—		$133,338
	RDICP II—Int’l	—	—		$3,274	(4)	—		$64,363
	HHDIP	—	—		$5,001	(4)	—		$98,299
	RSUs	—	$295,880	(3)	—		—		$339,238	(6)

H. Charles Floyd	DCP	$28,082	$37,000		$(15,786)		—		$2,934,578
	RDICP	—	—		$83,920	(4)	—		$1,649,586
	RDICP II	—	—		$13,342	(4)	—		$262,263
	RSUs	—	$196,716	(3)	—		—		$225,542	(6)

Stephen G. Haggerty	DCP	$38,027	$12,000		$1,487		—		$82,934
	RSUs	—	$59,150	(3)	—		—		$67,818	(6)

(1)	Includes amounts reflected under “Salary” in the Summary Compensation Table above for 2009 for Messrs. Singh, Floyd and Haggerty, and amounts reflected under “Bonus” or “Non-Equity Incentive Plan Compensation” in the Summary Compensation Table above for 2008 for Messrs. Pritzker, Hoplamazian and Haggerty, which was paid in 2009.

(2)	Of the total amounts shown in this column (other than for RSUs), the following amounts have been reported as “Salary,” “Bonus,” “Non-Equity Incentive Plan Compensation” or “All Other Compensation” in the Summary Compensation Table above for 2007, 2008 and 2009 for Mr. Pritzker: $4,988,278, Mr. Hoplamazian: $619,500, Mr. Singh: $12,000, Mr. Sarna: $263,559, and Mr. Floyd: $190,330.

(3)	Based on the fair market value of our Class A common stock on the date of vesting.

(4)	Includes amounts reflected under “Change in Pension Value and Nonqualified Deferred Compensation Earnings” in the Summary Compensation Table above for 2009.

(5)	Based on the fair market value of our Class A common stock on the date of delivery of shares upon vesting of the RSUs.

(6)	Based on $29.81, the closing price of our Class A common stock on December 31, 2009.

Narrative to Non-qualified Deferred Compensation Table

See description of the DCP and Field Retirement Plan under the “Narrative to Summary Compensation Table” above. Messrs. Pritzker, Hoplamazian, Singh, Floyd and Haggerty participated in the DCP in 2009. Mr. Sarna participated in the Field Retirement Plan in 2009.

In addition to the DCP and Field Retirement Plan, Messrs. Pritzker, Sarna, and Floyd also have existing account balances under non-qualified deferred plans to which we no longer contribute for the NEOs, but on which they continue to accrue earnings. These additional plans are as follows:

RDICP—The RDICP is a non-qualified deferred compensation plan we established for selected individuals to which we no longer contribute. Contributions to the RDICP were allocated from a contribution pool calculated based on a percentage of income from our operations. Contributions to this plan ceased following the 2005 plan year, when in 2006 the HHDIP, as described below, was created. Participants vest in their contributions based on years of service but forfeit their accounts if terminated for cause. Participants become entitled to payment of their accounts upon the later of termination of employment or age 55 or on account of death or disability and are paid in a lump sum or in up to 15 annual installments as elected by the participant. Participants’ accounts are credited with interest annually at a rate equal to the average annual rate for 20 year Treasury securities, constant maturity as published in the Federal Reserve Statistical Release H15 for the calendar year prior to the year in which interest credit is made, plus 100 basis points (the “20 + 100 Rate”). Messrs. Pritzker and Floyd had account balances under the RDICP during 2009 and were fully vested in their accounts.

RDICP II—The RDICP II was established as an additional plan to the RDICP for a select number of senior executives. Contributions to the RDICP II were discretionary and became vested based on a participant’s age at retirement and years of participation in the RDICP II, with 50% of a participant’s account vesting at age 55, and 10% vesting for each additional year of age at retirement, with 100% vesting at age 60 or older. Once vested, a participant becomes entitled to payment of his account upon the earlier of termination, death or disability. Accounts are paid in a lump sum or installments of up to 15 years as elected by the participant. Participants are credited with interest on their RDICP II accounts at the 20 + 100 Rate, similar to the RDICP. Contributions to this plan ceased following the 2005 plan year, when the HHDIP was created in 2006. Mr. Floyd is the only NEO currently with an account balance under the RDICP II.

RDICP-Int’l—The RDICP-Int’l is substantially similar to the RDICP, but was initially established by Hyatt International, when it was a separate company from us, for its employees. Contributions to the RDICP-Int’l were allocated from a contribution pool calculated based on a percentage of income from the operations of Hyatt

International. Contributions to this plan also ceased in 2006 when the HHDIP was created. Participants vest in their contributions based on years of service with Hyatt International and its affiliated entities, including with us, but forfeit their accounts if terminated for cause. Participants become entitled to payment of their accounts upon the later of termination of employment or age 55 or on account of death or disability. Accounts are payable as elected by the participant in a lump sum, life annuity, joint and survivor annuity or such other annuity form as the participant may request. However, unlike the RDICP, participants’ accounts are invested in various investments selected by us. Mr. Sarna is the only NEO who has an account under in the RDICP-Int’l and he is fully vested in his account.

RDICP II-Int’l—The features of the RDICP II-Int’l are substantially similar to the RDICP II and it was established by Hyatt International for its employees when Hyatt International was a separate company from us. Participants’ accounts under the RDICP II-Int’l are payable once vested at termination, death or disability in a lump sum. However, prior to December 31, 2005 a participant could elect payment in installments; provided that all installments were paid by the time the participant attained age 60. All contributions to this plan are held in an account for the participant, which are invested in various investments selected by us according to the direction of the participant. Contributions to this plan also ceased in 2006 when the HHDIP was created. Mr. Sarna is the only NEO who has an account under the RDICP II-Int’l.

HHDIP—The HHDIP was established as a replacement plan for all of the foregoing RDICP plans. Contributions to the HHDIP are allocated from a pool calculated based on a percentage of net income attributable to Hyatt Hotels Corporation. Participants vest in their contributions based on years of service but forfeit their accounts if terminated for cause. Participants’ vested accounts are paid upon the earlier of termination of employment, death or disability in a lump sum. Participants’ accounts are credited with interest annually at the 20 + 100 Rate. Our NEOs no longer receive contributions to the HHDIP, as they are eligible for LTIP grants. Mr. Sarna is the only NEO with an account under the HHDIP and he is fully vested in his account.

Potential Payments on Termination or Change in Control

Severance

In 2009, all NEOs (other than Mr. Pritzker) became entitled to severance in the event of a termination of employment under the Hyatt Hotels Corporation Corporate Office Severance Plan, which is applicable to U.S. based corporate headquarters and certain divisional employees. Benefits are paid under the plan only if the eligible employees are laid off or terminated without cause and are offset by any amounts required to be paid in lieu of notice under WARN or WARN-like state laws. In addition, if the eligible employee elects COBRA continuation coverage under our group health plan, we will pay the eligible employee the difference between the premiums charged for COBRA and the amount the eligible employee would have paid as an active employee for such coverage during the eligible employee’s severance period. Severance can be paid in a lump sum or over the severance period in the discretion of the Company, however, severance will not be paid in a lump sum if it would violate Section 409A of the Code. All severance is subject to execution of a general release of claims. Under the terms of the Severance Plan our NEOs are eligible to receive the following severance for the following severance periods:

Position	Weeks of Base Salary/Severance Period
Chairman Chief Executive Officer	Seventy-eight (78)
Executive Officers of Hyatt Hotels Corporation as defined by the Chief Executive Officer	Fifty-two (52)

Mr. Singh’s initial employment letter provides that if he is terminated without “cause” or for “good reason” prior to August 4, 2011 his severance will not be less than $2,000,000 and if after August 4, 2011, his severance will not be less than $1,000,000. In all cases he would receive one year of continued medical benefits and vest in the next tranche of his special 7,835 RSU grant and the 12,500 RSU grant made in 2008.

For this purpose “cause” shall mean Mr. Singh’s;

•	engagement in gross negligence or willful misconduct in the performance of his material duties or responsibilities;

•	failure after written notice to perform his material duties or his material breach of any agreement relating to his employment, if such failure or breach remains uncured for 14 days after notice; or

•	conviction or no contest plea to a felony.

For this purpose “good reason” means if we, without his consent;

•	change his title, position or lines of direct reporting responsibility;

•	materially and adversely change his duties or responsibilities;

•	fail to pay or provide him with any base salary bonus or other compensation or benefits specified in the letter agreement; or

•	relocate his primary office more than 50 miles from our current Chicago headquarters.

Mr. Haggerty’s initial employment letter provides that if he is terminated without “cause” prior to June 11, 2011, he will receive two years base salary and continued medical benefits as severance. If he is terminated without “cause” after June 11, 2011 he will receive one year of base salary and continued medical benefits as severance. Mr. Haggerty’s receipt of severance under his employment letter is subject to his signing a general release of claims. His right to continued medical benefits will cease if he secures other medical benefits following his termination of employment.

Change in Control

Our executive officers are entitled to additional severance benefits under our Executive Officer Change in Control Plan, if their employment is terminated without cause or they are constructively terminated within twenty-four months following a change in control or within three months prior to the change in control. In such event our executive chairman and chief executive officer would each receive severance equal to two times his base salary and target annual incentive for the year of termination, and all other executive officers would receive severance equal to their base salary and target annual incentive. All of the executive officers would also be eligible for a pro rata target annual incentive for the year of termination and we will pay the executive officer the difference between the premiums charged for COBRA and the amount the eligible employee would have paid as an active employee for such coverage, regardless of whether or not they elect COBRA coverage. All severance will be paid in a lump sum if permitted by Section 409A of the Code. Otherwise severance will be paid in installments over twenty-four months for our executive chairman and chief executive officer, or twelve months for all other executive officers. All severance benefits are subject to execution of a general release of claims, and are offset by any other severance or pay in lieu of notice under WARN or WARN-like state laws.

Equity Awards

Outstanding awards under our LTIP will fully vest if a participant’s employment is terminated within 12 months following a change in control; provided such awards are assumed by a successor in the change in control. If awards are not assumed by a successor then the compensation committee may in its discretion fully vest the awards upon the change in control.

Outstanding SAR and RSU awards will fully vest if a participant’s employment is terminated by reason of death or disability. If Mr. Hoplamazian is terminated other than for cause, provided he executes a general release of claims and he does not compete with us, he will continue to vest in his SARs and will be fully vested in his RSUs, although such RSUs will not be payable until the vesting dates set forth in his award agreements. In addition, recipients of special RSU awards in both 2008 and 2009 will be treated as having an additional year of vesting if their employment is terminated by us for reasons other than “detrimental conduct.” Detrimental conduct includes engaging in conduct constituting:

•	a felony;

•	gross negligence or willful misconduct in the performance of the participant’s duties and responsibilities;

•

willful violation of a material policy, including, without limitation, any policy relating to confidentiality, honesty, integrity and/or workplace behavior, which violation has resulted or may reasonably be expected to result in harm to us, our stockholders, directors, officers, employees or customers;

•

improper internal or external disclosure or use of confidential information or material concerning us or any of our stockholders, directors, officers, or employees which use or disclosure has resulted or may reasonably be expected to result in harm to us;

•	public disparagement of us or any of our stockholders, directors, officers or employees; and/or

•	willful violation of any stockholders’ agreement or other material agreements entered into by the participant with us in connection with or pursuant to the LTIP.

The following table provides the amount of severance and the value of vesting on their SAR and RSU awards which our NEOs would receive following a termination of employment without cause (i) without regard to a change in control and (ii) following a change in control in which all SAR and RSU awards vest and assuming the following:

•	their employment was terminated without cause as of December 31, 2009;

•	$29.81 per share, which was the closing price of our Class A common stock on December 31, 2009;

•	that such amounts do not include payments under our tax qualified and non-qualified retirement and deferred compensation plans; and

•	exercise of vested SARs at the closing stock price of $29.81 on December 31, 2009.

Name	Not in connection with Change in Control ($)	Change in Control ($)
Thomas J. Pritzker	$712,500	$950,000

Mark S. Hoplamazian	$1,678,385	$4,473,304

Harmit J. Singh	$2,000,000	$2,642,204

Rakesh K. Sarna	$1,292,857	$4,858,338

H. Charles Floyd	$2,147,989	$5,579,233

Stephen G. Haggerty	$1,343,530	$2,899,186

ARTICLE IV: INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PROPOSAL 2	—	RATIFICATION OF APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The audit committee of the board of directors has appointed Deloitte & Touche LLP (“D&T”) as our independent registered public accounting firm for the fiscal year ended December 31, 2010. D&T also served as Hyatt’s independent registered accounting firm for fiscal year 2009, and the services provided to us by D&T in fiscal year 2009 are described under “Independent Registered Public Accounting Firm’s Fees” below. Representatives of D&T will be present at the Annual Meeting to respond to appropriate questions and to make such statements as they may desire.

Stockholder ratification of the selection of D&T as our independent registered public accounting firm is not required by our Bylaws or otherwise. However, the board of directors is submitting the selection of D&T to the stockholders for ratification as a matter of good corporate governance practice. Furthermore, the audit committee will take the results of the stockholder vote regarding D&T’s appointment into consideration in future deliberations. Even if the selection is ratified, the audit committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of Hyatt and our stockholders.

The board of directors unanimously recommends that the stockholders vote “FOR” Proposal No. 2 to ratify the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of Hyatt Hotels Corporation for the fiscal year ended December 31, 2010.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM’S FEES

In addition to retaining D&T to audit the Company’s consolidated financial statements, the audit committee retained D&T to provide various other services in fiscal years 2009 and 2008. The following table presents fees for professional services rendered by D&T for fiscal years 2009 and 2008. The audit committee approved all of the fees presented in the table below.

Type of Fees	FY 2009	FY 2008
Audit Fees(1)	$5,756,000	$4,952,000

Audit-Related Fees(2)	841,000	1,112,000

Tax Fees(3)	1,794,000	945,000

All Other Fees(4)	0	0

Total	$8,390,000	$7,009,000

The following are footnotes to the above table, in accordance with SEC definitions:

(1)	Audit fees represent D&T fees for professional services for the audit of the Company’s consolidated financial statements included in our annual report on Form 10-K, review of quarterly financial statements, accounting consultation and other attest services that are typically performed by the independent public accountant, and services that are provided by D&T in connection with statutory and regulatory filings. In 2009 these included fees for services provided by D&T in connection with our initial public offering of Class A common stock and private placement bond offering.

(2)	Audit-related fees consist principally of D&T fees for audits as required under our agreements with our hotel owners.

(3)	Tax fees are fees for tax compliance, tax advice and tax planning.

(4)	All other fees are fees billed by D&T to Hyatt for any services not included in the first three categories. There were no such services in fiscal years 2009 and 2008.

POLICY ON AUDIT COMMITTEE PREAPPROVAL OF AUDIT AND PERMISSIBLE NONAUDIT SERVICES OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The audit committee has adopted a policy requiring that all audit, audit-related and non-audit services provided by the independent auditor be pre-approved by the audit committee. The policy also requires additional approval of any engagements that were previously approved but are anticipated to exceed pre-approved fee levels. The policy permits the audit committee chair to pre-approve principal independent auditor services where the Company deems it necessary or advisable that such services commence prior to the next regularly scheduled meeting (provided that the audit committee chair must report to the full audit committee on any pre-approval determinations). All services provided to us by D&T for fiscal years 2009 and 2008 were pre-approved by the audit committee. D&T may only perform non-prohibited non-audit services that have been specifically approved in advance by the audit committee. In addition, before the audit committee will consider granting its approval, the Company’s management must have determined that such specific non-prohibited non-audit services can be best performed by D&T based on its in-depth knowledge of our business, processes and policies. The audit committee, as part of its approval process, considers the potential impact of any proposed work on the independent auditors’ independence.

The audit committee has adopted a policy that prohibits our independent auditors from providing:

•	bookkeeping or other services related to the accounting records or financial statements of the Company;

•	financial information systems design and implementation services;

•	appraisal or valuation services, fairness opinions or contribution-in-kind reports;

•	actuarial services;

•	internal audit outsourcing services;

•	management functions or human resources services;

•	broker or dealer, investment adviser or investment banking services;

•	legal services and expert services unrelated to the audit; and

•	any other service that the Public Company Accounting Oversight Board (the “PCAOB”) or the SEC determines, by regulation, is impermissible.

ARTICLE V: REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS1

The audit committee reviews the Company’s financial reporting process on behalf of the board of directors. Management has the primary responsibility for the financial statements, the reporting process and maintaining an effective system of internal controls over financial reporting. The Company’s independent auditors are engaged to audit and express opinions on the conformity of the Company’s financial statements to United States generally accepted accounting principles.

In addition to fulfilling its oversight responsibilities as set forth in its charter and further described above in the section titled “Audit Committee,” the audit committee has done the following things:

•

Prior to the filing on February 25, 2010 of our Annual Report on Form 10-K for the fiscal year ended December 31, 2009, reviewed and discussed with management and D&T the Company’s audited consolidated financial statements.

[1]

This report is not “soliciting material,” is not deemed filed with the SEC, and is not to be incorporated by reference into any Hyatt filing under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language contained in such filing.

•

Discussed with D&T the matters required to be discussed by the statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1 AU section 380), as adopted by the PCAOB in Rule 3200T, and any other matters required to be communicated to the committee by D&T under auditing standards established from time to time by the PCAOB or SEC rules and regulations.

•

Evaluated D&T’s qualifications, performance and independence (consistent with SEC requirements), which included the receipt and review of the written disclosures and the letter from D&T required by applicable requirements of the PCAOB regarding D&T’s communications with the audit committee concerning independence and discussions with D&T regarding its independence.

Based on the reviews and discussions with management and D&T cited above, including the review of D&T’s disclosures and letter to the audit committee and review of the representations of management and the reports of D&T, the audit committee recommended to the board of directors that the Company’s audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009 filed with the SEC.

Audit Committee of the Board of Directors

Michael A. Rocca, chairman

Susan D. Kronick

Richard C. Tuttle

ARTICLE VI: EMPLOYEE STOCK PURCHASE PLAN

PROPOSAL 3 — APPROVAL OF EMPLOYEE STOCK PURCHASE PLAN

The board of directors is submitting for approval by our stockholders the Hyatt Hotels Corporation Employee Stock Purchase Plan (the “ESPP”), which will be effective for periods commencing July 1, 2010. The purpose of the ESPP is to provide employees of Hyatt and its designated subsidiaries with the opportunity to purchase shares of our Class A common stock through accumulated payroll deductions. The ESPP is intended to qualify under Section 423 of the Code.

A summary of the ESPP appears below. This summary is qualified in its entirety by the text of the ESPP, which is included as Appendix A to this proxy statement.

Administration

The ESPP will be administered by the compensation committee of the board of directors. The compensation committee will have the discretionary authority to administer and interpret the ESPP. The compensation committee may delegate administrative tasks to employees.

Shares Available Under ESPP

The maximum number of shares of our Class A common stock which will be authorized for sale under the ESPP is 1,000,000. The Class A common stock made available for sale under the ESPP may be authorized but unissued shares or reacquired shares reserved for issuance under the ESPP. As of April 12, 2010, the market value of the shares of Class A common stock authorized for sale under the ESPP was $38.95.

Eligible Employees

Employees eligible to participate in the ESPP generally include employees who have been employed by us or one of our designated subsidiaries for at least one year. Employees who own (or are deemed to own through attribution) 5% or more of the combined voting power or value of all classes of our stock or the stock of one of our subsidiaries are not allowed to participate in the ESPP. As of April 12, 2010, the approximate number of employees eligible to participate in the ESPP was 35,600.

Participation

Employees will enroll under the ESPP by completing a payroll deduction authorization form permitting the deduction of at least 1% but not more than 15% from their compensation. However, in no case may a participant subscribe for more than $25,000 of fair market value of Class A common stock during any calendar year or purchase more than 6,250 shares of our Class A common stock during any offering period. If the aggregate subscriptions exceed the number of authorized shares of Class A common stock available for purchase under the ESPP, they will be reduced on a pro rata basis.

Offering

Under the ESPP, participants are offered the option to purchase shares of our Class A common stock at a discount on the exercise date for each offering period. Offering periods under the ESPP typically commence on the first day of each calendar quarter and end on the last trading day of such calendar quarter, with this last trading day being the exercise date for the offering period. The first offering period under the ESPP will commence July 1, 2010.

The option purchase price will be 95% of the closing price of our Class A common stock on the exercise date as reported on the NYSE, but no less than par value.

Unless a participant has previously canceled his or her participation in the ESPP, the participant will be deemed to have exercised his or her option in full as of each exercise date. Upon exercise, the participant will purchase the number of whole shares of Class A common stock that his or her accumulated payroll deductions will buy at the option purchase price. No fractional shares will be purchased. Accordingly, the balance of a participant’s contributions will be carried forward to the next offering period unless the participant elects to withdraw from the ESPP.

A participant may cancel his or her payroll deduction authorization at any time prior to the end of the offering period. Upon cancellation, the participant must elect to withdraw from the ESPP and have the entire balance of his or her account refunded in cash without interest.

Adjustments Upon Changes in Capitalization, Dissolution, Liquidation, Merger or Asset Sale

The number of shares of our Class A common stock available for purchase under the ESPP, as well as the option purchase price and the number of shares covered by each option under the ESPP that has not yet been exercised shall be proportionately adjusted for adjustments made in the number of outstanding shares of our Class A common stock or an exchange of the shares of Class A common stock resulting from a stock split, stock dividend, or any other subdivision.

If there is a proposal to (i) merge or consolidate us with or into another corporation, (ii) sell all or substantially all of our assets, or (iii) dissolve or liquidate us, then the current offering period will end on the business day immediately preceding the effective date of such event, unless each outstanding option shall be assumed or an equivalent option substituted by the successor corporation or a parent or subsidiary of the successor corporation in accordance with Section 424 of the Code.

Amendment and Termination

The board of directors, in its sole discretion, may amend, suspend or terminate the ESPP at any time. However, the board of directors may not amend the ESPP to either increase the maximum number of shares that may be purchased under the ESPP or to change the designation or class of employees eligible to participate in the ESPP without obtaining stockholder approval within 12 months before or after such action. Unless terminated earlier by the board of directors, the ESPP will terminate automatically on June 9, 2020 (if the ESPP is approved by our stockholders at the Annual Meeting). The ESPP will automatically terminate once all shares of Class A common stock available for purchase thereunder have been purchased unless stockholders approve an amendment authorizing new shares under the ESPP.

The compensation committee may, without approval of our stockholders or board of directors, change offering periods, limit the amount and frequency of amounts contributed to the ESPP, or alter the exercise price, but only to avoid negative financial accounting consequences.

Federal Income Tax Consequences

Generally, no federal income tax consequences will arise at the time an employee purchases Class A common stock under the ESPP. If an employee disposes of Class A common stock purchased under the ESPP less than one year after the Class A common stock is purchased or within two years of the offering date, the employee will be deemed to have received compensation taxable as ordinary income for the taxable year in which the disposition occurs in the amount of the difference between the fair market value of the Class A common stock at the time of purchase and the amount paid by the employee for the Class A common stock. The amount of such ordinary income recognized by the employee will be added to the employee’s basis in the Class A common stock for purposes of determining capital gain or loss upon the disposition of the Class A common stock by the employee.

If an employee does not dispose of the Class A common stock purchased under the ESPP until at least one year after the Class A common stock is purchased and at least two years after the offering date, the employee will be deemed to have received compensation taxable as ordinary income for the taxable year in which the disposition occurs in an amount equal to the lesser of (a) the excess of the fair market value of the Class A common stock on the date of disposition over the purchase price paid by the employee, or (b) the excess of the fair market value of the Class A common stock on the offering date over the purchase price paid by the employee. The amount of such ordinary income recognized by the employee will be added to the employee’s basis in the Class A common stock for purposes of determining capital gain or loss upon the disposition of the Class A common stock by the employee. If an employee dies before disposing of the Class A common stock purchased under the ESPP, he or she will be deemed to have received compensation taxable as ordinary income in the taxable year closing with the employee’s death in an amount equal to the lesser of clauses (a) or (b) as set forth in the first sentence of this paragraph. The employee will not realize any capital gain or loss at death.

We generally will not be entitled to a deduction with respect to the Class A common stock purchased by an employee under the ESPP, unless the employee disposes of the Class A common stock less than one year after the Class A common stock is transferred to the employee or less than two years after the offering date.

New Plan Benefits

No current non-employee directors will receive any benefit under the ESPP. The benefits that will be received, or that would have been received during the fiscal year ended December 31, 2009 if the ESPP had been in effect during such fiscal year, under the ESPP by our current executive officers and by all eligible employees are not currently determinable because the benefits depend upon the degree of participation by employees and, with respect to future benefits, the trading price of the Class A common stock in future periods.

Securities Authorized for Issuance Under Equity Compensation Plans

The following table provides certain information as of December 31, 2009 about Class A common stock that may be issued under our existing equity compensation plans:

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights		Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights		Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in the First Column)
Equity Compensation Plans Approved by Security Holders	2,650,227	(1)	$48.60	(2)	6,655,824

Equity Compensation Plans Not Approved by Security Holders	—		—		—

Total	2,650,227		$48.60		6,655,824

(1)	Includes (a) SARs to purchase 2,089,243 shares of Class A common stock issued under the LTIP with a weighted average exercise price of $48.60 (calculated on a one-for-one basis) and (b) 560,984 shares of Class A common stock to be issued upon the vesting of restricted share units issued under the LTIP for which no exercise price will be paid.

(2)	The calculation of weighted average exercise price includes only outstanding SARs.

The board of directors unanimously recommends that the stockholders vote “FOR” the approval of the Hyatt Hotels Corporation Employee Stock Purchase Plan.

ARTICLE VII: STOCK

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth as of April 12, 2010 information regarding:

•	each person known to us to be the beneficial owner of more than 5% of our outstanding shares of Class A common stock or Class B common stock;

•	each of our NEOs;

•	each of our directors and nominees for the board of directors; and

•	all of our directors and executive officers as a group.

The information shown in the table with respect to the percentage of shares of Class A common stock beneficially owned is based on 43,874,530 shares of Class A common stock outstanding as of April 12, 2010 (and does not assume the conversion of any outstanding shares of Class B common stock). The information shown in the table with respect to the percentage of shares of Class B common stock beneficially owned is based on 130,005,588 shares of Class B common stock outstanding as of April 12, 2010. Each share of Class B common stock is convertible at any time into one share of Class A common stock. The information shown in the table with respect to the percentage of total common stock beneficially owned is based on 173,880,118 shares of common stock outstanding as of April 12, 2010. The information shown in the table with respect to the percentage of total voting power is based on 173,880,118 shares of common stock outstanding as of April 12, 2010, and assumes that no shares of Class B common stock outstanding as of April 12, 2010 have been converted into shares of Class A common stock.

Information with respect to beneficial ownership is based on our records, information filed with the SEC or information furnished to us by each director, executive officer or beneficial owner of more than 5% of our Class A common stock or Class B common stock. Beneficial ownership rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power and investment power with respect to those securities. Unless otherwise indicated by footnote, and subject to applicable community property laws, we believe, based on the information furnished to us, that the persons and entities named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.

Unless otherwise provided, the address of each individual listed below is c/o Hyatt Hotels Corporation, 71 S. Wacker Drive, 12th Floor, Chicago, Illinois 60606.

	Class A Common Stock(1)		Class B Common Stock(2)
Name of Beneficial Owner	Shares	% of Class A	Shares	% of Class B	% of Total Common Stock	% of Total Voting Power(3)
5% or greater stockholders:
Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, in their capacity as co-trustees(4)	—	—	81,128,361	62.4%	46.7%	60.4%
IHE, INC. and subsidiaries(5)	—	—	23,765,141	18.3%	13.7%	17.7%
Investment funds affiliated with The Goldman Sachs Group, Inc.(6)	7,724	*	12,654,050	9.7%	7.3%	9.4%
Madrone GHC, LLC and affiliated entities(7)	—	—	10,187,641	7.8%	5.9%	7.6%
Government of Singapore Investment Corporation Pte Ltd(8)	2,997,912	6.8%	—	—	1.7%	*
FMR LLC and affiliated entities(9)	5,089,840	11.6%	—	—	2.9%	*
Abu Dhabi Investment Authority(10)	4,757,200	10.8%	—	—	2.7%	*
Oppenheimer Funds, Inc.(11)	2,483,330	5.7%	—	—	1.4%	*
AXA Financial, Inc. and affiliated entities(12)	2,938,182	6.7%	—	—	1.7%	*
Baron Capital Group, Inc. and affiliated entities(13)	3,598,270	8.2%	—	—	2.1%	*
Lord, Abbett & Co. LLC(14)	3,969,553	9.0%	—	—	2.3%	*

Named Executive Officers and Directors:
Thomas J. Pritzker(15)	—	—	81,128,361	62.4%	46.7%	60.4%
Mark S. Hoplamazian(16)	165,928	*	—	—	*	*
Harmit J. Singh(17)	10,000	*	—	—	*	*
Rakesh Sarna(18)	—	—	—	—	—	—
H. Charles Floyd(19)	—	—	—	—	—	—
Stephen G. Haggerty(20)	—	—	—	—	—	—
Bernard W. Aronson(21)	1,262	*	—	—	*	*
Richard A. Friedman(22)	7,724	*	12,654,050	9.7%	7.3%	9.4%
Susan D. Kronick	2,915	*	—	—	*	*
Mackey J. McDonald	1,166	*	—	—	*	*
John D. Nichols(23)	1,972	*	—	—	*	*
Gregory B. Penner(24)	12,720	*	10,187,641	7.8%	5.9%	7.6%
Penny Pritzker(25)	796	*	—	—	*	*
Michael A. Rocca	574	*	—	—	*	*
Byron D. Trott	1,750	*	—	—	*	*
Richard C. Tuttle	1,653	*	—	—	*	*
All directors and current executive officers as a group (18 persons)(26)	208,460	*	103,970,052	80.0%	59.9%	77.4%

*	Less than 1%.

(1)	The information shown in the table with respect to the percentage of Class A common stock beneficially owned is based on 43,874,530 shares of Class A common stock outstanding as of April 12, 2010 (and does not assume the conversion of any outstanding shares of Class B common stock).

(2)	The information shown in the table with respect to the percentage of Class B common stock beneficially owned is based on 130,005,588 shares of Class B common stock outstanding as of April 12, 2010.

(3)

Holders of our Class A common stock and our Class B common stock vote together as a single class on all matters submitted to a vote of our stockholders. The holders of Class A common stock are entitled to one vote per share and the holders of Class B common stock are entitled to ten votes per share. However, if on any record date for determining the stockholders entitled to vote at an annual or special meeting of stockholders, the aggregate number of shares of our Class A common stock and Class B common stock owned, directly or indirectly, by the holders of our Class B common stock is less than 15% of the aggregate number of shares of Class A common stock and Class B common stock then outstanding, then at such time all shares of Class B common stock will automatically convert into shares of Class A common stock and all outstanding common stock will be entitled to one vote per share on all matters submitted to a vote of our stockholders. The information shown in the table with respect to the percentage of total voting power is based on 173,880,118 shares of common stock outstanding as of April 12, 2010, and assumes that no shares of Class B common stock outstanding as of April 12, 2010 have been converted into shares of Class A common stock.

(4)	Represents shares of Class B common stock held of record by U.S. situs trusts and various entities owned, directly or indirectly, by U.S. situs trusts for the benefit of certain lineal descendants of Nicholas J. Pritzker, deceased, including Mr. Thomas J. Pritzker, our executive chairman, and Ms. Penny Pritzker, one of our directors, and their immediate family members. Mr. Thomas J. Pritzker, Mr. Marshall E. Eisenberg and Mr. Karl J. Breyer are co-trustees of all such U.S. situs trusts and have shared voting and investment power over the shares listed in the table. Pursuant to the terms of the Amended and Restated Global Hyatt Agreement, the co-trustees of the U.S. situs trusts have agreed that it is in the best interests of the adult beneficiaries of such trusts to distribute Hyatt stock from such trusts in consultation with the adult beneficiaries as soon as practicable, subject to the 180-day lock-up period agreed to with the underwriters in connection with the initial public offering of Hyatt’s Class A common stock. It is currently anticipated that the stock will be distributed to trusts for the benefit of the beneficiaries and that the trustee(s) of such trusts will be designated by the co-trustees of the current trusts in consultation with the beneficiaries. The co-trustees of the current trusts in consultation with the beneficiaries may determine that it is in the best interests of the beneficiaries that such distributions be delayed. In addition, the co-trustees and the adult beneficiaries of all of these U.S. situs trusts have agreed to certain voting agreements and to certain limitations with respect to the sale of shares of our common stock. Following the distribution of the stock to trusts for the benefit of the beneficiaries as described above, the stock will remain subject to the contractual voting and lock-up restrictions contained in the Amended and Restated Global Hyatt Agreement, Amended and Restated Foreign Global Hyatt Agreement, and, with respect to stock owned by or for the benefit of Thomas J. Pritzker, Penny Pritzker, Gigi Pritzker Pucker and their respective lineal descendants, the Amended and Restated Agreement Relating to Stock, and may not be sold other than in accordance with such agreements. See Part I, Item 1, “Business – Stockholder Agreements” and Item 1A, “Risk Factors – Risks Related to Corporate Governance and Stockholder Matters” of our Annual Report on Form 10-K for the fiscal year ended December 31, 2009 for additional information. The address of Messrs. Pritzker, Eisenberg and Breyer, in their capacity as co-trustees, is 71 S. Wacker Drive, 46th Floor, Chicago, IL 60606.

(5)

Represents (i) 5,882,470 shares of Class B common stock held of record by IHE, INC., (ii) 5,960,890 shares of Class B common stock held of record by WW HOTELS, INC., (iii) 5,960,890 shares of Class B common stock held of record by Luxury Lodging, Inc. and (iv) 5,960,891 shares of Class B common stock held of record by Hospitality Hotels, Inc. Each of WW HOTELS, INC., Luxury Lodging, Inc. and Hospitality Hotels, Inc. is a wholly-owned subsidiary of IHE, INC. IHE, INC. has voting and investment power with respect to the shares of Class B common stock owned by IHE, INC. and its subsidiaries. Non-U.S. situs trusts for the benefit of certain lineal descendants of Nicholas J. Pritzker, deceased, including Mr. Thomas J. Pritzker and Ms. Penny Pritzker, and their immediate family members, directly and indirectly own substantially all of the outstanding stock of IHE, INC. CIBC Trust Company (Bahamas) Limited (CIBC) is the sole trustee of such trusts. Pursuant to the terms of the Amended and Restated Foreign Global Hyatt Agreement, the adult beneficiaries have agreed that it is in their best interests for, and have informed CIBC, as trustee of the Pritzker family non-U.S. situs trusts, and the directors of IHE, INC. and its subsidiaries that it is the adult beneficiaries’ desire that CIBC and the directors of IHE, INC. and its subsidiaries distribute Hyatt stock from IHE, INC. and such non-U.S. situs trusts in consultation with the adult beneficiaries as soon as practicable, subject to the 180-day lock-up period agreed to with the underwriters in connection with the initial public offering of Hyatt’s Class A common stock. It is currently anticipated that the stock will be distributed to trusts for the benefit of the beneficiaries and that the trustee(s) of such trusts will be designated by the trustee of the current trusts in consultation with the beneficiaries. The trustee of the current trusts in consultation with the beneficiaries may determine that it is in the best interests of the beneficiaries that such distributions be delayed. The adult beneficiaries of these non-U.S. situs trusts have agreed to certain voting agreements and limitations with respect to the sale of shares of our common stock. The adult beneficiaries have informed CIBC, in its capacity as trustee of such trusts, and the directors of IHE, INC. and its subsidiaries of their agreement and expressed their desire that CIBC and the directors of IHE, INC. and its subsidiaries act in accordance with this agreement. CIBC, as trustee, IHE, INC. and its subsidiaries have joined the Amended and Restated Foreign Global Hyatt Agreement. Following the distribution of the stock to trusts for the benefit of the beneficiaries as described above, the stock will remain subject to the contractual voting and lock-up restrictions contained in the Amended and Restated Global Hyatt Agreement, Amended and Restated Foreign Global Hyatt Agreement, and, with respect to stock owned by or for the benefit of Thomas J. Pritzker, Penny Pritzker, Gigi Pritzker Pucker and their respective lineal descendants, the Amended and Restated Agreement Relating to Stock, and may not be sold other than in accordance with such agreements. See Part I, Item 1, “Business – Stockholder Agreements” and Item 1A, “Risk Factors – Risks Related to Corporate Governance and Stockholder Matters” of our Annual Report on Form 10-K for the fiscal year ended December 31, 2009 for additional information. The address of IHE, INC. and its subsidiaries is c/o CIBC, Goodman’s Bay Corporate Centre, West Bay Street, P.O. N-3933, Nassau, Bahamas.

(6)	Represents (i) 1,624,272 shares of Class B common stock owned by GS Sunray Holdings Parallel Subco, L.L.C., (ii) 5,514,889 shares of Class B common stock owned by GS Sunray Holdings Subco I, L.L.C., (iii) 5,514,889 shares of Class B common stock owned by GS Sunray Holdings Subco II, L.L.C. (collectively, the “Goldman Sachs Sunray Entities”), (iv) 7,096 shares of Class A common stock held of record by The Goldman Sachs Group, Inc. and (v) 628 shares of Class A common stock beneficially owned by Richard A. Friedman. The Goldman Sachs Group, Inc. and certain affiliates, including Goldman, Sachs & Co., may be deemed to directly or indirectly own the 12,654,050 shares of Class B common stock which are collectively owned by the Goldman Sachs Sunray Entities, which are owned directly or indirectly by investment partnerships, of which affiliates of The Goldman Sachs Group, Inc. and Goldman, Sachs & Co. are the general partner, managing limited partner or the managing partner. Goldman, Sachs & Co. is the investment manager for certain of the investment partnerships which own directly or indirectly the Goldman Sachs Sunray Entities. Goldman, Sachs & Co. is a direct and indirect wholly-owned subsidiary of The Goldman Sachs Group, Inc. The Goldman Sachs Group, Inc., Goldman, Sachs & Co. and the Goldman Sachs Sunray Entities share voting power and investment power with certain of their respective affiliates. Each of The Goldman Sachs Group, Inc., Goldman, Sachs & Co. and the Goldman Sachs Sunray Entities disclaims beneficial ownership of the Class B common shares owned directly or indirectly by the Goldman Sachs Sunray Entities, except to the extent of their pecuniary interest therein, if any. Pursuant to the 2007 Stockholders’ Agreement, until the later of (i) December 31, 2013 and (ii) the date that Mr. Thomas J. Pritzker is no longer the chairman of our board of directors, the Goldman Sachs Sunray Entities have agreed to vote all 12,654,050 shares of their Class B common stock consistent with the recommendations of a majority of the board of directors with respect to all matters. With respect to 9,497,313 shares of Class B common stock, the Goldman Sachs Sunray Entities have also agreed to certain limitations with respect to the sale of such shares of common stock. See the section titled “Certain Relationships and Related Party Transactions” below, and Part I, Item 1, “Business – Stockholder Agreements” and Item 1A, “Risk Factors – Risks Related to Corporate Governance and Stockholder Matters” of our Annual Report on Form 10-K for the fiscal year ended December 31, 2009 for additional information. The address of the Goldman Sachs Sunray Entities, The Goldman Sachs Group, Inc. and Goldman, Sachs & Co. is 200 West Street, New York, NY 10282-2198.

(7)

Represents (i) 5,393,337 shares of Class B common stock held of record by Madrone GHC, LLC (“Madrone GHC”), (ii) 3,835,647 shares of Class B common stock held of record by Lake GHC, LLC (“Lake GHC”) and (iii) 958,657 shares of Class B common stock held of record by Shimoda GHC, LLC (“Shimoda GHC”). Mr. Penner is a manager of Madrone GHC, Lake GHC and Shimoda GHC and has shared voting and investment power with respect to the shares of Class B common stock owned by such entities. Mr. Penner disclaims beneficial ownership of the shares held by Madrone GHC, Lake GHC and Shimoda GHC, except to the extent of his proportionate pecuniary interest in such shares. Pursuant to the 2007 Stockholders’ Agreement, until the later of (i) December 31, 2013 and (ii) the date that Mr. Thomas J. Pritzker is no longer the chairman of our board of directors, Madrone GHC, Lake GHC and Shimoda GHC have agreed to vote all of their common stock consistent with the recommendations of a majority of the board of directors with respect to all matters. With respect to 7,687,641 shares of Class B common stock, Madrone GHC, Lake GHC and Shimoda GHC have also agreed to certain limitations with respect to the sale of such shares of common stock. See the section titled “Certain Relationships and Related Party Transactions” below, and Part I, Item 1, “Business – Stockholder Agreements” and Item 1A,

“Risk Factors – Risks Related to Corporate Governance and Stockholder Matters” of our Annual Report on Form 10-K for the fiscal year ended December 31, 2009 for additional information. The address of Madrone GHC, Lake GHC and Shimoda GHC is 3000 Sand Hill Road, Building 1, Suite 155, Menlo Park, CA 94027.

(8)	Based solely on information contained in a Schedule 13G/A (the “Singapore 13G”) filed on February 4, 2010, Government of Singapore Investment Corporation Pte Ltd beneficially owns 2,997,912 shares of Class A common stock. According to the Singapore 13G, Government of Singapore Investment Corporation Pte Ltd shares power to vote and power to dispose of 2,160,000 of the shares with the Government of Singapore and shares power to vote and dispose of 837,912 of the shares with the Monetary Authority of Singapore; Government of Singapore Investment Corporation Pte Ltd, Government of Singapore and the Monetary Authority of Singapore disclaim membership in a group. The principal business address of Government of Singapore Investment Corporation Pte Ltd is 168 Robinson Road, 37-01 Capital Tower, Singapore 068912.

(9)	Based solely on information contained in a Schedule 13G/A filed on February 16, 2010 (the “FMR 13G”), Fidelity Management & Research Company (“Fidelity”), a wholly-owned subsidiary of FMR LLC, is the beneficial owner of 5,089,840 shares of Class A common stock; the ownership of one investment company, Fidelity Growth Company Fund, amounted to 4,373,440 shares of Class A common stock. According to the FMR 13G, each of Edward C. Johnson 3d, chairman of FMR LLC, and FMR LLC, has sole power to dispose of the 5,089,840 shares, and neither FMR LLC nor Edward C. Johnson 3d has sole or shared power to vote or direct the voting of the shares. According to the FMR 13G, through their ownership of voting common shares and the execution of a shareholders’ voting agreement, members of the Edward C. Johnson 3d family may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR LLC. The principal business address of FMR LLC, Fidelity and Fidelity Growth Company Fund is 82 Devonshire Street, Boston, MA 02109.

(10)	Based solely on information contained in a Schedule 13G filed on December 14, 2009, Abu Dhabi Investment Authority beneficially owns 4,757,200 shares of Class A common stock with sole power to vote and dispose of all such shares. The principal business address of Abu Dhabi Investment Authority is 211 Corniche Street, P.O. Box 3600, Abu Dhabi, UAE.

(11)	Based solely on information contained in a Schedule 13G filed on February 2, 2010, OppenheimerFunds, Inc. beneficially owns 2,483,330 shares of Class A common stock, with shared power to vote and shared power to dispose of all such shares. OppenheimerFunds, Inc. disclaims beneficial ownership of such shares. The principal business address of OppenheimerFunds, Inc. is Two World Financial Center, 225 Liberty Street, New York, NY 10281.

(12)	Based solely on information contained in a Schedule 13G filed on February 12, 2010 (the “AXA 13G”), AXA Financial Inc., in its capacity as a parent holding company, beneficially owns an aggregate of 2,938,182 shares of Class A common stock. According to the AXA 13G, AXA Assurances I.A.R.D. Mutuelle and AXA Assurances Vie Mutuelle (collectively, the “Mutuelles AXA”) as a group control AXA, a parent holding company which owns AXA Financial, Inc. and AXA Investment Managers Paris. AllianceBernstein L.P. and AXA Equitable Life Insurance Company are subsidiaries of AXA Financial, Inc. and operate under independent management and make independent voting and investment decisions. AllianceBerstein L.P. beneficially owns 2,875,257 shares of Class A common stock and has sole power to vote or direct the vote of 2,236,890 of such shares and sole power to dispose of or direct the disposition of 2,875,257 of such shares. AXA Equitable Life Insurance Company beneficially owns 62,025 shares of Class A common stock and has sole power to vote or direct the vote of 58,600 of such shares and sole power to dispose of or direct the disposition of 62,025 of such shares. AXA Investment Managers Paris beneficially owns 900 shares of Class A common stock and has the sole power to vote and dispose of all 900 of such shares. Each of the Mutuelles AXA, as a group, and AXA expressly disclaims beneficial ownership. The principal business address of the Mutuelles AXA is 26, rue Drouot, 75009 Paris, France. The principal business address of AXA is 25, avenue Matignon, 75008 Paris, France. The principal business address of AXA Financial, Inc. is 1290 Avenue of the Americas, New York, NY 10103.

(13)

Based solely on information contained in a Schedule 13G filed on February 12, 2010 (the “BAMCO 13G”), Baron Capital Group, Inc. and its subsidiaries BAMCO, Inc. and Baron Capital Management, Inc. beneficially own an aggregate of 3,598,270 shares of Class A common stock. According to the BAMCO 13G, (i) Baron Capital Group, Inc. and Ronald Baron, who owns a controlling interest in Baron Capital Group, Inc., have shared power to vote 3,595,880 shares of Class A common stock and shared power to dispose of 3,598,270 shares of Class A common stock, (ii) BAMCO Inc. has shared power to vote 3,513,000 shares of Class A common stock and shared power to dispose of 3,515,390 shares of Class A common stock and (iii) Baron Capital Management, Inc. has shared power to vote 82,880 shares of Class A common stock and shared power to dispose of 82,880 shares of Class A common stock. The principal business address of BAMCO, Inc., Baron Capital Group, Inc., Baron Capital Management, Inc., and Ronald Baron is 767 Fifth Avenue, 49th Floor, New York, NY 10153.

(14)	Based solely on information contained in a Schedule 13G filed on February 12, 2010 (the “LA 13G”), Lord, Abbett & Co. LLC beneficially owns 3,969,553 shares of Class A common stock, with sole power to vote 3,390,692 of such shares and sole power to dispose of 3,953,253 of such shares. According to the LA 13G, the shares are held on behalf of investment advisory clients, which may include investment companies registered under the Investment Company Act, employee benefit plans, pension funds or other institutional clients. The principal business address of Lord, Abbett & Co. LLC is 90 Hudson Street, Jersey City, NJ 07302.

(15)	Represents (i) 81,128,361 shares of Class B common stock beneficially owned by Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, in their capacity as co-trustees as described in footnote (4). Mr. Pritzker and his immediate family members are beneficiaries of certain of the U.S. situs trusts referenced in footnote (4) and certain of the non-U.S. situs trusts referenced in footnote (5).

(16)	Does not include 318,750 SARs held by Mr. Hoplamazian that are currently exercisable or that will become exercisable within sixty days after April 12, 2010 at an exercise price of $62.80. The number of shares that Mr. Hoplamazian will receive upon exercise of such SARs is not currently determinable and therefore not included in the table above because each SAR gives the holder the right to receive the excess of the value of one share of our Class A common stock at the exercise date, which is not determinable until the date of exercise, over the exercise price.

(17)	Does not include 8,263 SARs held by Mr. Singh that are currently exercisable or that will become exercisable within sixty days after April 12, 2010 at an exercise price of $26.00. The number of shares that Mr. Singh will receive upon exercise of such SARs is not currently determinable and therefore not included in the table above because each SAR gives the holder the right to receive the excess of the value of one share of our Class A common stock at the exercise date, which is not determinable until the date of exercise, over the exercise price.

(18)	Does not include the following SARs held by Mr. Sarna that are currently exercisable or that will become exercisable within sixty days after April 12, 2010: (a) 23,335 SARs at an exercise price of $62.80; (b) 12,462 SARs at an exercise price of $58.18; and (c) 8,279 SARs at an exercise price of $26.00. The number of shares that Mr. Sarna will receive upon exercise of such SARs is not currently determinable and therefore not included in the table above because each SAR gives the holder the right to receive the excess of the value of one share of our Class A common stock at the exercise date, which is not determinable until the date of exercise, over the exercise price.

(19)	Does not include the following SARs held by Mr. Floyd that are currently exercisable or that will become exercisable within sixty days after April 12, 2010: (a) 51,562 SARs at an exercise price of $49.90; (b) 22,500 SARs at an exercise price of $62.80; (c) 10,837 SARs at an exercise price of $58.18; and (d) 8,729 SARs at an exercise price of $26.00. The number of shares that Mr. Floyd will receive upon exercise of such SARs is not currently determinable and therefore not included in the table above because each SAR gives the holder the right to receive the excess of the value of one share of our Class A common stock at the exercise date, which is not determinable until the date of exercise, over the exercise price.

(20)	Does not include the following SARs held by Mr. Haggerty that are currently exercisable or that will become exercisable within sixty days after April 12, 2010: (a) 37,500 SARs at an exercise price of $62.80; (b) 10,712 SARs at an exercise price of $58.18; and (c) 7,365 SARs at an exercise price of $26.00. The number of shares that Mr. Haggerty will receive upon exercise of such SARs is not currently determinable and therefore not included in the table above because each SAR gives the holder the right to receive the excess of the value of one share of our Class A common stock at the exercise date, which is not determinable until the date of exercise, over the exercise price.

(21)	Includes 785 shares of Class A common stock held of record by National Financial Services, LLC FBO: Bernard W. Aronson. Mr. Aronson has sole voting and investment power with respect to the shares of common stock held in such individual retirement account.

(22)	Represents (i) 12,654,050 shares of Class B common stock held of record collectively by the Goldman Sachs Sunray Entities (ii) 7,096 shares of Class A common stock held of record by The Goldman Sachs Group, Inc. and (iii) 628 shares of Class A common stock beneficially owned by Mr. Friedman. Mr. Friedman is a Partner and a Managing Director of Goldman, Sachs & Co. and the head of Goldman, Sachs & Co’s Merchant Banking Division. Mr. Friedman is also chairman of the corporate investment committee of the merchant banking division and member of the management committee of The Goldman Sachs Group, Inc. Mr. Friedman disclaims beneficial ownership of the shares of common stock held by The Goldman Sachs Group, Inc., Goldman, Sachs & Co., the Goldman Sachs Sunray Entities or their affiliates, except to the extent of his pecuniary interest therein, if any. As compensation for his service as a director of Hyatt, Mr. Friedman is eligible to receive shares of Class A common stock or deferred stock units pursuant to the LTIP. Mr. Friedman has an understanding with The Goldman Sachs Group, Inc. pursuant to which any shares of Class A common stock he receives in his capacity as a director of Hyatt will be held for the benefit of The Goldman Sachs Group, Inc. See footnote (6) above for information regarding The Goldman Sachs Group, Inc. and the Goldman Sachs Sunray Entities. The address of Mr. Friedman is 200 West Street, New York, NY 10282-2198.

(23)	Includes 1,176 shares of Class A common stock held of record by the Nichols Family Limited Partnership. John D. Nichols has shared voting and investment power with respect to the shares of common stock held by the Nichols Family Limited Partnership. Mr. Nichols disclaims beneficial ownership of the shares held by the Nichols Family Limited Partnership, except to the extent of his proportionate pecuniary interest in such shares.

(24)	Represents (i) 11,629 shares of Class A common stock received by Mr. Penner as compensation for his services as a director under the LTIP, (ii) 5,393,337 shares of Class B common stock owned of record by Madrone GHC, LLC, (iii) 3,835,647 shares of Class B common stock held of record by Lake GHC, LLC, (iv) 958,657 shares of Class B common stock held of record by Shimoda GHC, LLC and (v) 1,091 shares of Class A common stock held of record by Shimoda Holdings, LLC. Mr. Penner is a manager of Madrone GHC, LLC, Lake GHC, LLC, Shimoda GHC, LLC and Shimoda Holdings, LLC and has voting and investment power with respect to the shares of common stock owned by such entities. Mr. Penner disclaims beneficial ownership of the shares held by Madrone GHC, LLC, Lake GHC, LLC, Shimoda GHC, LLC and Shimoda Holdings, LLC, except to the extent of his proportionate pecuniary interest in such shares.

(25)	Ms. Penny Pritzker and her immediate family members are beneficiaries of certain of the U.S. situs trusts referenced in footnote (4) and certain of the non-U.S. situs trusts referenced in footnote (5). Neither Ms. Pritzker nor any of her immediate family members has voting or investment power over the shares held by such trusts.

(26)	Does not include the following SARs collectively held by our directors and current executive officers, in the aggregate, that are currently exercisable or that will become exercisable within sixty days after April 12, 2010: (a) 417,641 SARs at an exercise price of $62.80; (b) 8,250 SARs at an exercise price of $61.42; (c) 48,511 SARs at an exercise price of $58.18; (d) 90,233 SARs at an exercise price of $49.90; and (e) 43,031 SARs at an exercise price of $26.00. The number of shares that each individual will receive upon exercise of such SARs is not currently determinable and therefore not included in the table above because each SAR gives the holder the right to receive the excess of the value of one share of our Class A common stock at the exercise date, which is not determinable until the date of exercise, over the exercise price.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act, and regulations of the SEC thereunder require our directors, officers and persons who own more than 10% of our Class A common stock, as well as certain affiliates of such persons, to file initial reports of their ownership of our Class A common stock and subsequent reports of changes in such ownership with the SEC. Directors, officers and persons owning more than 10% of our Class A common stock are required by SEC regulations to furnish us with copies of all Section 16(a) reports they file. Based solely on our review of the copies of such reports and amendments thereto received by us and written representations from these persons that no other reports were required, we believe that during the fiscal year ended December 31, 2009, our directors, officers and owners of more than 10% of our Class A common stock complied with all applicable filing requirements.

ARTICLE VIII: CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Current Relationships and Related Party Transactions

Agreements Relating to the Hyatt Center

Hyatt Center Office Lease

In June 2004, we entered into an office lease with FrankMon LLC, a wholly-owned subsidiary of H Group Holding, Inc. (“H Group”), for our principal executive offices located at 71 South Wacker Drive, Chicago, Illinois (commonly known as the Hyatt Center), consisting of approximately 317,826 square feet of office space. Ms. Penny Pritzker, one of our directors, is the president of FrankMon LLC. H Group is owned by Pritzker family business interests. Under the terms of the office lease, the annual net rent per square foot of rentable area ranges from $24.00 to $42.22 during the initial term and is payable in monthly installments. The lease initially expires on February 29, 2020 with options to renew and increase the rentable square feet. In 2009, we paid FrankMon approximately $10,436,990, under the lease, which amounts included net rent, taxes and our share of operating expenses and shared facilities costs.

Sublease Agreements

Following our entering into the office lease with FrankMon, we entered into sublease agreements with each of CC-Development Group, Inc. (“Classic Residence”), H Group, Pritzker Realty Group, L.P. (“PRG”) and The Pritzker Organization, LLC (“TPO”), among others, under which we sublease a portion of our rentable space at the Hyatt Center. Classic Residence, H Group and PRG are owned by Pritzker family business interests. Ms. Penny Pritzker, one of our directors, is the chairman of Classic Residence and the president and chief executive officer of PRG. TPO is owned by a trust for the benefit of Mr. Thomas J. Pritzker, our executive chairman. Mr. Pritzker is also the chairman and chief executive officer of TPO. The square footage of the subleased premises, the commencement date and the termination date of the sublease term, and the annual net rent per square foot during the initial sublease term, payable in monthly installments, under our sublease agreements, as amended, with Classic Residence, H Group, PRG and TPO are as follows:

	Square Footage	Commencement Date	Initial Termination Date	Annual Net Rent Per Square Foot
Classic Residence	54,242	February 1, 2005	February 29, 2020	$25.85 – $34.11

H Group	5,760	February 1, 2005	February 29, 2020	$25.85 – $35.94

PRG	21,390	July 1, 2005	December 16, 2011	$27.24 – $36.04

TPO	16,557	July 1, 2005	December 16, 2011	$27.24 – $30.68

Each subtenant is also obligated to pay as additional rent their respective share of taxes, operating expenses and shared facilities costs related to the subleased premises. All rent payments under the sublease agreements are paid by the respective subtenants directly to FrankMon.

With respect to each sublease agreement, FrankMon, as landlord under the office lease, executed a master landlord recognition agreement whereby it acknowledged the applicable sublease agreement and agreed to recognize the subtenant on a direct lease basis in the event the office lease with us is terminated or if the subtenant elects to extend the term of the sublease beyond the initial term. We are not released from any liability or obligations under the office lease as a result of our sublease arrangements.

Mr. Thomas J. Pritzker and one of our former executive officers maintain business offices in the Hyatt Center space leased by TPO from us. We have agreed to pay a portion of the occupancy and operation costs related to this office space. Effective December 31, 2008, we are no longer liable for any of the occupancy and operation costs for the office space maintained by our former executive officer. In 2009, we made aggregate payments of $224,801 to TPO for our share of these office costs.

Omnibus Office Services Agreement

We are party to an Omnibus Office Services Agreement with Classic Residence, H Group, TPO, Pritzker Family Office, L.L.C. and PRG, among others, relating to the Hyatt Center. Pritzker Family Office is owned by trusts for the benefit of Mr. Thomas J. Pritzker, Ms. Penny Pritzker and Ms. Gigi Pritzker Pucker. Certain tenants party to the agreement, including us, have entered into various service contracts with vendors for services such as copy, messenger, newspaper and telecommunications services. Multiple tenants and subtenants of the Hyatt Center utilize various services under the service agreements and this agreement establishes a system for the administration of the service contracts, including the methodology by which the fees with respect to each service contract are allocated among the applicable service users (such as by headcount or square footage leased). PRG acts as an administrator under the agreement and has responsibility for the administration and management of certain of the service contracts. Under the agreement, PRG also provides office management services relating to the premises and facilities of the Hyatt Center shared by subtenants who are party to the agreement. Each party pays PRG an administrative fee determined by PRG based on budgets prepared of the projected costs for the administrative services and office management services for the following calendar year. The term of the agreement continues indefinitely unless terminated earlier by prior written notice. In 2009, we made payments of $278,949 to PRG and $6,070 to TPO, which payments represented our allocation of costs for services provided to us under service contracts.

We also contract for various services related to telecommunications and facilities maintenance, which are used by PRG, Classic Residence, H Group, Pritzker Family Office and TPO. We also operate a corporate dining room and shared computer room used by PRG, Classic Residence, H Group, TPO and HGMI Gaming, Inc., a wholly-owned subsidiary of H Group (“HGMI”), the operating costs for which are allocated to each organization based on eligible headcount or square footage. In addition, we lease out parking spaces at various locations which are used by Classic Residence, H Group and HGMI. Classic Residence, H Group and HGMI reimburse us for their parking space usage. In 2009, PRG, Classic Residence, H Group, TPO, Pritzker Family Office and HGMI made the following payments to us, which payments represented their allocation of costs for the corporate dining room, parking and services used by them:

2009
PRG	$122,817

Classic Residence	$460,819

H Group	$83,865

TPO	$88,988

Pritzker Family Office	$523

HGMI	$41,716

Agreements with HGMI Gaming, Inc. and Related Entities

We have entered into certain contractual relationships with HGMI with respect to certain of HGMI’s gaming facilities and the related hotels located at, or adjacent to, such gaming facilities.

Hyatt Regency Lake Tahoe Resort, Spa and Casino Gaming Space Lease Agreement

In December 2009, HCC Corporation, a wholly-owned subsidiary of HGMI, entered into an Amended and Restated Gaming Space Lease Agreement with Hyatt Equities, L.L.C., our wholly-owned subsidiary and, which prior to the June 2004 Transaction (as defined below), was majority owned by H Group. Under the agreement, which was effective as of January 1, 2009, HCC leases approximately 20,990 square feet of space at the Hyatt Regency Lake Tahoe Resort, Spa and Casino, where it operates a casino. Rent is $41,667 per month. In addition to the payment of base rent, HCC is also obligated to pay its portion of expenses associated with the operation of the casino. The initial term of the lease expires on December 31, 2013, with the option to renew and either party may terminate the lease for any reason upon 180 days’ advance notice. In 2009, HCC made payments to us of $1,471,750, under the lease.

Hyatt Regency Lake Tahoe Resort, Spa and Casino Facilities Agreement

In connection with the Gaming Space Lease Agreement, in June 2004, HCC Corporation entered into a Casino Facilities Agreement with Hyatt Corporation, under which we have agreed to provide HCC with certain non-gaming services related to the management and operation of the casino and related facilities at the Hyatt Regency Lake Tahoe Resort, Spa and Casino. In exchange for such services, HCC pays us fees based on the type of service being provided and for complimentary rooms provided to its patrons. The agreement terminates at the expiration of the lease. The parties have mutually agreed to update the agreement and the agreement is currently under negotiation. In 2009, HCC made payments to us of $2,949,584 under this agreement.

Niagara Fallsview Casino Resort/Casino Niagara Master (Permanent) Non-Gaming Services Agreement

In July 2002, Hyatt Corporation entered into a Master (Permanent) Non-Gaming Services Agreement with Falls Management Company (“Falls Management”), which agreement was subsequently contributed to Falls Management Group, L.P., the operator of Niagara Fallsview Casino Resort and the Casino Niagara. A subsidiary of HGMI is the general partner of a limited partnership that indirectly owns approximately 28.3% of Falls Management Group. The limited partnership is substantially owned by Pritzker family business interests. We provide certain non-gaming consulting services under this agreement to Falls Management related to Casino Niagara, including with respect to labor policies and wage rates, development and training programs, recruiting, purchasing of support services necessary for the operation of the casinos, charges for commercial space, entertainment and amusement, food and beverages, information services and advertising. In exchange for these services, Falls Management pays us a fee equal to 0.3% per year of the casino’s adjusted gross receipts up to CAD 300 million ($286 million as of December 31, 2009 based on then-applicable exchange rates). In addition to these services related to the casinos, we also provide support services to Falls Management related to their policies, procedures, systems and guidelines. Falls Management pays us a fee equal to our cost of rendering these ancillary support services, which fee is not to exceed a total of CAD 200 ($191 as of December 31, 2009 based on then-applicable exchange rates) per hour, per Hyatt employee providing such services. In 2009, Falls Management Company made payments of $794,413 to us for services provided under the agreement.

Palm Beach, Aruba Casino Consulting Agreement

Hyatt Aruba N.V., our wholly-owned subsidiary, manages the gaming casino located at the Hyatt Regency Aruba in Palm Beach, Aruba. In connection with the management of the casino, in September 1997, Hyatt Aruba entered into a Consulting Agreement with HGMI. Under the agreement, HGMI provides development, marketing, compliance, management consulting services and gaming compliance services to Hyatt Aruba related to this property. In exchange for these services, we pay HGMI a fee of $200,000 per year and reimburse HGMI for its out-of-pocket expenses. The agreement has a one year term and automatically renews on a yearly basis for an additional one year period unless either party gives written notice of termination on or before the preceding January 1. In 2009 Hyatt Aruba made payments of $311,734 to HGMI under the agreement.

License Agreement with CC-Development Group, Inc.

In December 2008, Hyatt Corporation entered into a License Agreement with Classic Residence under which we provide Classic Residence with a limited license to permit the Classic Residence companies to continue use of the “Classic Residence by Hyatt” trademark and service mark (subject to maintaining agreed standards) (i) for a transition period ending upon the earlier of December 31, 2010 and the consummation of a change of control of Classic Residence, (ii) to the extent necessary to permit the Classic Residence companies to comply with pre-existing contractual obligations to third parties and (iii) as required by applicable laws, regulations and governmental authorities. The agreement also provides for a limited license to use the “classichyatt.com,” “classichyatt.org,” “hyattclassic.com” and “hyattclassic.org” domain names for a transition period ending upon the earlier of December 31, 2010 and the consummation of a change of control of Classic Residence.

Hyatt Vacation Club Resort in Puerto Rico Indemnification and Reimbursement Agreement

In 1997, Cerromar Development Partners, L.P., S.E. (“Cerromar”) began developing a Hyatt Vacation Club Resort in Puerto Rico. In 1997, Cerromar was owned by CDP Investors, L.P. as the sole limited partner and Cerromar Development Partners GP, Inc. as the general partner, which were both owned, directly or indirectly, by Pritzker family business interests. Due to the tax incentives in place in Puerto Rico, the partners of Cerromar were entitled to and received an investment tax credit equal to $5,253,750. In order to be eligible to receive the benefits of the tax credit, the Cerromar partners were required to post as collateral a letter of credit in favor of the Puerto Rico Treasury Department in the event that the final development cost associated with the Hyatt Vacation Club Resort was less than the amount necessary to generate the tax credit received. Diversified Capital, L.L.C. (“Diversified Capital”) posted this letter of credit on behalf of the partners of Cerromar. Pritzker family business interests own 100% of the outstanding membership interests in Diversified Capital. One percent of the outstanding membership interests in Diversified Capital are owned by T Corporation, which is 100% owned by our executive chairman, Mr. Thomas J. Pritzker. Mr. Pritzker also serves as president of Diversified Capital. Following the June 2004 Transaction, Cerromar became our wholly-owned subsidiary; however, the Cerromar letter of credit with the Puerto Rico Treasury Department remained and continues to be outstanding. We have entered into an indemnification and reimbursement agreement with both of the former partners of Cerromar to cover any costs which may be owed to the Puerto Rico Treasury Department for the tax credit. In order to maintain the letter of credit, we had paid Diversified Capital a quarterly letter of credit fee. In 2009 it was determined that we were entitled to a reimbursement of these letter of credit fees. In 2009, the Cerromar owners reimbursed the former Cerromar partners $748,836 for the letter of credit fees.

Agreements Relating to Aircraft

Falcon 900EX Aircraft—Rosemont Project Management, LLC

In October 2006, Rosemont Project Management Group, LLC, our wholly-owned subsidiary, entered into a time sharing agreement with respect to our Falcon 900EX aircraft with a number of companies owned all or in part by Pritzker family business interests, including TPO. Under the time sharing agreement, each party may lease the aircraft and flight services crew on a time sharing basis for a fee equal to the “Direct Cost Rate” published annually by Conklin & de Decker for operating a Falcon 900EX aircraft for the applicable flight time. In no event does the amount reimbursed for a flight ever exceed the amount authorized by Federal Aviation Regulation Part 91.501(d)(1)-(10). In 2009, TPO paid us $68,293 for use of the aircraft under the time sharing agreement.

In January 2008, Rosemont Project Management entered into a separate time sharing agreement with Mr. Pritzker with respect to our Falcon 900EX aircraft. Mr. Pritzker may lease the aircraft and flight services crew on a time sharing basis. For each flight, Mr. Pritzker pays us a fee equal to (i) for up to 33 hours of annual use, the Standard Industry Fare Level cents-per-mile rate applicable for the period during which the flight was taken multiplied by the flight miles during the applicable flight time and (ii) for any flight or portion of a flight not covered by the foregoing rate, an amount equal to the lesser of (a) the product of the applicable flight time multiplied by the “Direct Cost Rate” published annually by Conklin & de Decker for operating a Falcon 900EX aircraft or (b) two times the fuel costs to operate the flight. In no event does the amount reimbursed for a flight ever exceed the amount authorized by Federal Aviation Regulation Part 91.501(d)(1)-(10). In 2009, Mr. Pritzker made payments of $211,244 to us under this agreement.

Interchange Agreement

In August 2008, Rosemont Project Management and Marmon Group, Inc. (“Marmon Group”), a subsidiary of Marmon Holdings, Inc. entered into an interchange agreement with respect to the aircrafts owned by them (each, a Falcon 900EX). Subject to the terms and conditions of the agreement, each party has agreed to provide the use of its aircraft and operate interchange flights for the convenience of the other party. The parties lease their aircraft to one another on an equal time basis. Use of Rosemont Project Management’s aircraft by Marmon Group requires our executive chairman’s approval, and use of Marmon Group’s aircraft by Rosemont Project Management requires the approval of Marmon Group’s chief executive officer. No charge, assessment or fee is to be made by either party for use of its aircraft under the agreement. The agreement has a one year term, unless earlier terminated by written notice. Additionally, the agreement may be extended for up to 180 days past the initial term by the party which has used fewer hours of the other party’s aircraft to enable such party to use the other party’s aircraft to equalize the number of flight hours used. The parties have agreed to continue this agreement through the end of 2010.

Gulfstream 200 Aircraft—Navigator Investments, LLC

In January 2006, we and certain other parties entered into a time sharing agreement with Navigator Investments, LLC, a wholly-owned subsidiary of Classic Residence, under which Navigator Investments agreed to lease to us and such other parties on a time sharing basis their Gulfstream 200 and flight crew for a flight fee equal to the “Direct Cost Rate” published annually by Conklin & de Decker for operating a Gulfstream 200 aircraft for the applicable flight time. In no event does the amount reimbursed for a flight ever exceed the amount authorized by Federal Aviation Regulation Part 91.501(d)(1)-(10). In July 2009 this agreement was terminated. Following this termination, in July 2009, we entered into a new time sharing agreement with Navigator Investments on similar terms. The time sharing agreement terminates on December 31, 2012. In 2009, we made aggregate payments of $147,912 to Navigator Investments for use of the aircraft.

Gulfstream 200—HGMI Gaming, Inc.

In September 2008, we entered into two time sharing agreements with HGMI, under which HGMI agreed to lease to us on a time sharing basis their fractional share in two Gulfstream 200 aircraft and flight crews for a flight fee equal to the lesser of the “Direct Cost Rate” published annually by Conklin & de Decker for operating a Gulfstream 200 aircraft for the applicable flight time or two times the fuel costs to operate the flight. In no event did the amount reimbursed for a flight ever exceed the amount authorized by Federal Aviation Regulation Part 91.501(d)(1)-(10). In 2009, we made aggregate payments of $52,466 to HGMI for use of the aircrafts under these agreements.

2007 Stockholders’ Agreement

In connection with the issuance and sale of 100,000 shares of our Series A Convertible Preferred Stock to GS Sunray Holdings, L.L.C. and GS Sunray Holdings Parallel, L.L.C. (collectively, the “Goldman Sachs

Funds”), affiliates of Goldman Sachs & Co., and the execution of a Subscription Agreement in August 2007, we entered into the 2007 Stockholders’ Agreement with Madrone, the Goldman Sachs Funds and an additional investor that provides for certain rights and obligations of these stockholders, including the following:

Transfer Restrictions

Other than with respect to the 6,118,276 shares of common stock received by such stockholders in the May 2009 private placement transaction (which, upon the filing of our Amended and Restated Certificate of Incorporation on November 4, 2009, were reclassified into an equal number of shares of Class B common stock), these stockholders are restricted from transferring any shares of our common stock held by them, except to us, their affiliates (with the prior written consent of our board of directors), in limited amounts over specified time periods as described below and as otherwise permitted pursuant to the terms of the agreement. Subject to the rights of first refusal and “drag along” rights described below and provided that such transfers are accomplished by way of a broad distribution sale, following the consummation of our initial public offering on November 10, 2009, each stockholder party to the 2007 Stockholders’ Agreement may transfer up to one-third of its common stock acquired under the Subscription Agreement or upon conversion of Series A Convertible Preferred Stock to unaffiliated third parties during each 365-day period beginning on the three and one-half, four and one-half and five and one-half year anniversaries of November 10, 2009, the consummation of our initial public offering. In addition, subject to the rights of first refusal and “drag along” rights described below, each of such stockholders may transfer up to one-third of its common stock acquired under the Subscription Agreement or upon conversion of Series A Convertible Preferred Stock to unaffiliated third parties (1) at any time following the end of the first calendar year during which the “existing stockholders” (as described below) owned less than 25% of our common stock at any time during such year or (2) at any time following both (a) the second anniversary of the issuance of common stock to the relevant stockholders under the Subscription Agreement or the issuance of common stock upon conversion of the Series A Convertible Preferred Stock and (b) the first date on which the applicable market value exceeds 165% of the gross price per share at which the common stock was first traded in connection with our initial public offering; provided that such transfers are accomplished by way of an underwritten public offering or in an otherwise broad distribution sale. The term “existing stockholders” is defined in the agreement to mean (i) members of the Pritzker family who are lineal descendants of Nicholas J. Pritzker, deceased, and their spouses, (ii) trusts for the benefit of such persons and/or (iii) affiliates of any such persons listed in clauses (i) and (ii). Subject to the rights of first refusal and “drag along” rights described below, the transfer restrictions set forth in the 2007 Stockholders’ Agreement expire at 11:59 p.m. (Central time) on the day after the date that is five and one-half years following November 10, 2009, the closing date of our initial public offering.

Notwithstanding the foregoing, and subject to the rights of first refusal and “drag along” rights described below, in the event that any “initial holder” (as described below) transfers all or any portion of the shares of common stock held by such initial holder as of August 28, 2007 (other than pursuant to certain permitted transfers), each stockholder party to the 2007 Stockholders’ Agreement may transfer up to a pro rata portion of such stockholder’s common stock; provided, however, that in any 365-day period or calendar year in which such stockholder is permitted to transfer shares of common stock pursuant to the terms described in the preceding paragraph, such stockholder’s right to transfer a pro rata portion of its common stock shall apply only to the extent that the aggregate number of shares of common stock held by initial holders as of August 28, 2007 held at the commencement of such 365-day period or calendar year by initial holders and transferred by initial holders in such 365-day period or calendar year, as a percentage of the aggregate number of shares of common stock held by the initial holders as of August 28, 2007 at the commencement of such 365-day period or calendar year, exceeds the maximum percentage of such stockholder’s shares of common stock that such stockholder is permitted to sell in such 365-day period or calendar year (as described in the preceding paragraph), with the result that only such excess number of shares of common stock held by the initial holders as of August 28, 2007 and transferred by the initial holders will be taken into account in determining such stockholder’s pro rata portion eligible for transfer. The rights described in this paragraph expire at 11:59 p.m. (Central time) on the day after the date that is five and one-half years following November 10, 2009, the closing date of our initial public offering.

The term “initial holder” is defined in the agreement to mean (i) any of Mr. Thomas J. Pritzker, Ms. Penny Pritzker and/or Ms. Gigi Pritzker Pucker or (ii) trusts for the benefit of these individuals and/or for the benefit of their respective spouses and/or lineal descendants.

In addition, no stockholder party to the 2007 Stockholders’ Agreement may transfer (1) the legal or beneficial ownership of any common stock held by such stockholder unless such acquiring person’s ownership of common stock is not reasonably likely to jeopardize any licensing from a governmental authority, as determined by our board of directors in its reasonable discretion, (2) any common stock to an aggregator (meaning a person who is required to file a Schedule 13D under the Exchange Act disclosing an interest other than for investment), (3) any common stock to a competitor of ours engaged in one or more of the hospitality, lodging and/or gaming industries or (4) any common stock that would cause a stockholder to violate any provision of the agreement. Such restrictions are qualified by the “actual knowledge” of the transferring stockholder in the case of transfers pursuant to an underwritten public offering or a broad distribution sale.

Right of First Refusal

In the event that the number of shares of common stock proposed to be transferred by a stockholder party to the 2007 Stockholders’ Agreement and its affiliates together with any shares of common stock then proposed to be transferred by the other stockholders party to the 2007 Stockholders’ Agreement and their affiliates exceeds 2% of the then outstanding shares of common stock, then prior to consummating the sale of common stock to a third-party purchaser, such stockholder or stockholders shall offer to transfer the common stock to us at the applicable market value (as defined in the 2007 Stockholders’ Agreement). If we do not accept the offer within a specified period of time, such stockholder or stockholders may transfer the shares of common stock to the third-party purchaser as long as such transfer occurs within the time periods specified in the 2007 Stockholders’ Agreement and on terms and conditions no more favorable in the aggregate than offered to us.

“Drag-Along” Right

In connection with a “change of control” (as defined in the 2007 Stockholders’ Agreement) transaction, we have the right to require each stockholder party to the 2007 Stockholders’ Agreement to participate in such change of control transaction on the same terms, conditions and price per share of common stock as those applicable to the other holders of our common stock. In addition, upon our request, the stockholders party to the 2007 Stockholders’ Agreement have agreed to vote in favor of such change of control transaction or similar transaction, and we have the right to require each stockholder party to the 2007 Stockholders’ Agreement to vote for, consent to and raise no objection to any such transaction.

“Tag-Along” Right

Subject to the fiduciary duties of our board of directors, we have agreed that we will not agree to consummate a change of control transaction with respect to which the stockholders party to the 2007 Stockholders’ Agreement are not given the right to participate on the same terms, conditions and price per share of common stock as those applicable to the other holders of our common stock.

Preemptive Rights

Each stockholder party to the 2007 Stockholders’ Agreement has the right to purchase such stockholder’s pro rata share of any new shares of common stock, or any other equity securities, that we may propose to sell and issue on comparable terms by making an election within the time periods specified in the 2007 Stockholders’ Agreement, subject to certain excluded securities issuances described in the 2007 Stockholders’ Agreement, including shares issued pursuant to equity compensation plans adopted by our board of directors and the issuance of shares of our common stock in a public offering. If not all stockholders elect to purchase their full preemptive allocation of new securities, then we will notify the fully-participating stockholder of such and offer them the right to purchase the unsubscribed new securities.

Voting Agreement

Until the later of (1) December 31, 2013 and (2) the date that Mr. Thomas J. Pritzker is no longer our chairman, each stockholder party to the 2007 Stockholders’ Agreement has agreed to vote all of their shares of common stock consistent with the recommendations of a majority of our board of directors with respect to all matters. The stockholders party to the 2007 Stockholders’ Agreement own in the aggregate 25,112,086 shares of Class B common stock, or approximately 14.4% of the outstanding shares of our common stock and approximately 18.7% of the total voting power of our outstanding common stock.

Access to Information

For so long as GS Sunray Holdings Parallel, L.L.C. owns any shares of common stock, we have agreed that GS Capital Partners VI Parallel, L.P. or its representatives may examine our books and records and visit and inspect our facilities and may reasonably request information at reasonable time and intervals concerning the general status of our financial condition and operations. Additionally, on reasonable prior notice, GS Capital Partners VI Parallel, L.P. or its representatives may discuss our business operations, properties and financial and other conditions with our management, independent accountants and investment bankers. In no event shall we be required to provide access to any information that we reasonably believe would constitute attorney/client privileged communications or would violate any securities laws.

Standstill

Under the 2007 Stockholders’ Agreement, each stockholder party to the 2007 Stockholders’ Agreement agreed that, subject to certain limited exceptions, so long as such stockholder owns shares of common stock, neither such stockholder nor any of its related persons will in any manner, directly or indirectly:

•

effect or seek, offer or propose (whether publicly or otherwise) to effect, or announce any intention to effect or cause or participate in or in any way assist, facilitate or encourage any other person to effect or seek, offer or propose (whether publicly or otherwise) to effect or participate in, (a) any acquisition of any of our or our subsidiaries’ securities (or beneficial ownership thereof) (except through the proper exercise of preemptive rights granted under the 2007 Stockholders’ Agreement), or rights or options to acquire any of our or our subsidiaries’ securities (or beneficial ownership thereof), or any of our or our subsidiaries’ or affiliates’ assets, indebtedness or businesses, (b) any tender or exchange offer, merger or other business combination involving us or any of our subsidiaries or affiliates or any assets constituting a significant portion of our consolidated assets, (c) any recapitalization, restructuring, liquidation, dissolution or other extraordinary transaction with respect to us or any of our subsidiaries or affiliates, or (d) any “solicitation” of “proxies” (as such terms are used in the proxy rules under the Exchange Act) or written consents with respect to any of our or our affiliates’ voting securities. For this purpose, the term “affiliates” means our affiliates primarily engaged in the hospitality, lodging and/or gaming industries;

•	form, join or in any way participate in a “group” (within the meaning of Section 13(d) of the Exchange Act) with respect to us where such group seeks to acquire any of our equity securities;

•	otherwise act, alone or in concert with others, to seek representation on or to control or influence our or our subsidiaries’ management, board of directors or policies;

•	take any action which would or would reasonably be expected to force us to make a public announcement regarding any of the types of matters set forth in the first bullet point above;

•

own more than 12% of the issued and outstanding common stock, unless such ownership arises as a result of any action not taken by or on behalf of such stockholder or a related person of such stockholder; or

•	request that we or any of our representatives, directly or indirectly, amend or waive any of the foregoing provisions.

Each stockholder party to the 2007 Stockholders’ Agreement has also agreed that, if at any time during the period such stockholder is subject to the foregoing provisions, such stockholder is approached by any third party concerning its participation in any transaction or proposed transaction involving the acquisition of all or any portion of the assets, indebtedness or securities of, or any business of, ours or any of our subsidiaries, such stockholder will promptly inform us of the nature of such transaction and the parties involved.

Termination

The 2007 Stockholders’ Agreement terminates (1) with respect to any individual stockholder, on the first date when such stockholder no longer holds any shares of common stock and (2) in its entirety, upon the first to occur of all of our equity securities being owned by a single person or the agreement in writing by us and each stockholder party to the 2007 Stockholders’ Agreement.

Other Transactions with Goldman, Sachs & Co. and its Affiliates

We paid Goldman, Sachs & Co. $3,523,129 in 2009 for investment banking and advisory services provided to us. Mr. Richard A. Friedman, one of our directors, is a partner and managing director of Goldman, Sachs & Co.

In June 2005, we entered into a five-year $1.0 billion unsecured revolving credit facility with Wachovia Bank, National Association, as administrative agent and a lender, and various other lenders. The revolving credit facility was amended in July 2009 with Wells Fargo, Bank Association, as successor administrative agent to Wachovia Bank, National Association. In July 2009, Goldman Sachs Lending Partners LLC became a lender with a $75 million revolving commitment. The revolving credit facility was increased and we currently have an aggregate of $1.5 billion of revolving commitments until June 2010, when the facility size decreases to $1.13 billion. In 2009, we paid Goldman, Sachs & Co. $650,188 for up-front, facility and letter of credit fees under the credit facility.

Hyatt Corporation, our wholly-owned subsidiary, has partnered with W2007 Finance Sub, LLC and Whitehall Parallel Global Real Estate Limited Partnership 2007 (the “Whitehall entities”), to form W2007 Waikiki Holdings, LLC (the “Waikiki joint venture”) for the purpose of acquiring, owning and operating the Hyatt Regency Waikiki Beach Resort & Spa. The Whitehall entities are both affiliates of The Goldman Sachs Group, Inc., the parent of Goldman, Sachs & Co. Mr. Richard A. Friedman, one of our directors, is the head of the Merchant Banking Division of Goldman, Sachs & Co. and the chairman of the Corporate Investment Committee of the Merchant Banking Division. The Whitehall entities are the managing members of the Waikiki joint venture, collectively owning 90.01% of its ownership interests. Hyatt Corporation owns the remaining 9.99% of the ownership interests in the Waikiki joint venture. In June 2007, Hyatt Corporation acquired 500 shares of non-voting, redeemable preferred stock of the predecessor to W2007 WKH Hotel TRS, Inc., a subsidiary of the Waikiki joint venture. The redeemable preferred shares accrue dividends at a rate per annum equal to 6% of $500,000. Such dividends will continue to accrue until W2007 WKH Owner, LLC redeems the shares of preferred stock in exchange for an aggregate payment to Hyatt Corporation of $500,000. In July 2008, W2007 WKH Owner, LLC acquired ownership of the Hyatt Regency Waikiki Beach Resort & Spa and neighbouring Kings Village retail center. In connection with the acquisition, in July 2008, SDI, Inc., our wholly-owned subsidiary, provided a loan in the amount of $277,500,000 to W2007 WKH Senior Borrower, LLC, a subsidiary of the Waikiki joint venture. Interest accrues on the loan at a rate per annum equal to the 30-day LIBOR plus 3.75%. The loan is first priority and is secured by real property interests held in the hotel and retail center by W2007 WKH Owner, LLC and other subsidiaries of the Waikiki joint venture. The loan has a stated maturity date of July 2010 with three, one-year options to extend through 2013. In July 2008, Hyatt Corporation entered into a management agreement with W2007 WKH Hotel TRS, Inc., pursuant to which we manage the hotel. In exchange for the management services provided, W2007 WKH Hotel TRS, Inc. pays us a base fee and an incentive fee. The base fee is calculated as a percentage of gross revenues, and the incentive fee is calculated as a percentage of adjusted gross operating profit exceeding certain amounts. The agreement expires in 2047. In 2009 we received interest payments of $11,926,921 in connection with this financing. In 2009, W2007 WKH Hotel TRS, Inc. made payments of $4,680,395 to us pursuant to the management agreement.

Prior to October 2006, our wholly-owned subsidiary, AmeriSuites Franchising, Inc., franchised 18 AmeriSuites hotels that were owned and operated by Equity Inns TRS Holdings, Inc. or certain of its subsidiaries (collectively referred to as “Equity Inns”). In October 2006, our wholly-owned subsidiaries, Select Hotels Group, L.L.C., Hyatt Place Franchising, L.L.C. and AmeriSuites Franchising, Inc. entered into a master agreement with Equity Inns pursuant to which the parties agreed to convert the hotels to Hyatt Place hotels. On October 25, 2007, Equity Inns was acquired by affiliates of Whitehall Street Global Real Estate Limited Partnership 2007, and ownership of the hotels was transferred to W2007 Equity Inns Realty, LLC, also an affiliate of Whitehall, which expressly assumed Equity Inns’ obligations under the master agreement. Fifteen of the hotels completed conversion to Hyatt Place and executed new Hyatt Place franchise and management agreements in late 2007 and early 2008. Following their respective conversion dates and until January 30, 2009, these hotels paid us franchise and management fees pursuant to Hyatt Place franchise and management agreements. On January 30, 2009, the parties terminated the management agreements, and since then Archon Group, L.P., an affiliate of Whitehall, has managed these properties. In 2009, Equity Inns paid us a total of $1,129,866 and Archon Group, L.P. paid us a total of $2,789,929 under these agreements.

On January 11, 2008, W2007 MVP St. Louis, LLC, an affiliate of Whitehall, entered into an agreement with Hyatt Corporation to manage the Hyatt Regency St. Louis Riverfront hotel. In 2009, W2007 MVP St. Louis, LLC made payments of $2,306,291 to us pursuant to the management agreement.

Tax Separation Agreement

Prior to June 30, 2004, Hyatt Corporation, which primarily consisted of the North American hotel management and franchise companies, was owned by HG, Inc. (“HG”). H Group owns HG. In addition to owning Hyatt Corporation, HG owned various other North American hospitality related businesses (primarily consisting of hotel properties and the vacation ownership business) and on June 30, 2004 contributed these hospitality related businesses to Hyatt Corporation. Following such contribution, the stock of Hyatt Corporation was distributed to the Pritzker family business interests that owned H Group. We refer to this transaction as the “June 2004 Transaction.”

Prior to the June 2004 Transaction, H Group, Hyatt Corporation, Classic Residence and their respective subsidiaries were members of a consolidated group and were included in the consolidated federal income tax return as well as various consolidated or combined state, local and foreign tax returns filed by H Group. As a result of the June 2004 Transaction, Hyatt Corporation and Classic Residence ceased to be members of the H Group consolidated group and following the contribution of stock of Hyatt Corporation to us, Hyatt Corporation became a member of our consolidated group and became included in the consolidated federal and certain other consolidated or combined state, local and foreign income tax returns filed by us.

In connection with the June 2004 Transaction, H Group, Hyatt Corporation, Classic Residence and their respective direct and indirect subsidiaries entered into a tax separation agreement, as amended. In general, H Group agreed to indemnify Hyatt Corporation, Classic Residence and their subsidiaries against: (i) taxes of the members of H Group’s group prior to the June 2004 Transaction; (ii) taxes attributable to the June 2004 Transaction and related transactions; and (iii) liabilities of certain members of H Group’s group prior to the June 2004 Transaction under the consolidated return rules or similar rules.

In general, Hyatt Corporation agreed to indemnify H Group, Classic Residence and their respective subsidiaries following the June 2004 Transaction against: (i) Hyatt Corporation group’s share of H Group’s taxes for the year of the June 2004 Transaction, calculated as if the Hyatt Corporation group was a separate group for that year; (ii) Hyatt Corporation’s post-June 2004 Transaction taxes; (iii) final audit adjustments in periods prior to the June 2004 Transaction attributable to Hyatt Corporation’s group members; and (iv) certain specific pre-June 2004 Transaction tax matters.

In general, Classic Residence agreed to indemnify H Group, Hyatt Corporation and their respective subsidiaries following the June 2004 Transaction against: (i) Classic Residence group’s share of H Group’s taxes for the year of the June 2004 Transaction, calculated as if the Classic Residence group was a separate group for that year; (ii) Classic Residence’s post-June 2004 Transaction taxes; and (iii) final audit adjustments in periods prior to the June 2004 Transaction attributable to Classic Residence’s group members.

The tax separation agreement also addresses other tax related matters, including the preparation and filing of returns, tax contests and refunds.

H Group agreed to prepare and file all income tax returns for periods prior to the June 2004 Transaction and periods that include the June 2004 Transaction. Hyatt Corporation and Classic Residence each agreed to prepare and file their own income tax returns for periods beginning after the June 2004 Transaction.

Under the tax separation agreement, as amended, H Group generally controls tax audits and proceedings for periods prior to and including the June 2004 Transaction, other than certain specified tax audits and proceedings that impact Hyatt Corporation and Classic Residence. The party controlling the tax audit or proceeding must consult with the affected parties and may not enter into any settlement agreement that gives rise to an indemnification obligation under the tax separation agreement without the consent of the indemnifying party.

H Group is entitled to refunds and other tax benefits from periods prior to the June 2004 Transaction, provided H Group reimburses Hyatt Corporation and Classic Residence for any refunds or tax benefits attributable to the Hyatt Corporation or Classic Residence group members, as applicable, resulting from settlements of audits for periods prior to the June 2004 Transaction. Refunds for tax periods that include the June 2004 Transaction will be allocated in a way that is consistent with how taxes for such periods are allocated. If H Group realizes a tax benefit with respect to deductions associated with payment obligations assumed from Hyatt Corporation in connection with the June 2004 Transaction, then H Group will pay the amount of such tax benefit to Hyatt Corporation.

In 2009, Hyatt Corporation paid $11,247,118 under the tax separation agreement for amounts effectively settled with taxing authorities.

In connection with the June 2004 Transaction, H Group assumed liability for future payment of $101.7 million that Hyatt Corporation owed to a third party. In accordance with U.S. federal income tax laws, while H Group makes the payments related to these liabilities, we retain the tax benefits, and in 2009 recorded tax deductions of $7,819,900 for payments made by H Group.

In connection with the June 2004 Transaction, H Group also assumed Hyatt Corporation’s benefit liabilities of $27.7 million under certain deferred compensation and executive retirement plans with respect to certain former and retired employees of Hyatt Corporation. While H Group retains the liability for such payments, we retain the tax benefits. In 2009, we recorded tax deductions of $4,310,718.

Transition Services Agreements

In connection with the June 2004 Transaction, on June 30, 2004, Hyatt Corporation entered into a transition services agreement with HGMI, H Group and Classic Residence, pursuant to which Hyatt Corporation agreed to provide certain transition services, including human resources, payroll, employee benefits, accounting, financial, legal, tax, software and technology, call center and reservation, purchasing, travel, insurance and treasury banking services, to allow such companies to develop the internal resources and capabilities to arrange for third-party providers for such services. The H Group and Classic Residence transition services agreements terminated on June 30, 2007. We continue to provide H Group payroll services for approximately $300 a month. On February 12, 2008 the HGMI transition services agreement was extended by a letter agreement, pursuant to which we agreed to continue to provide certain employee benefit services to HGMI for an annual fee of $36,000, which fee will be increased by 4% each year. In addition, HGMI agrees to reimburse us for all fees and other out-of-pocket expenses incurred. The HGMI agreement continues until terminated by advance written notice by either party. In 2009, HGMI, H Group and Classic Residence made payments to us of $48,041, $192,583 and $33,802, respectively, under the transition services agreement.

Employee Benefits Agreement

In connection with the June 2004 Transaction, on July 1, 2004, Hyatt Corporation entered into an employee benefits and other employment matters allocation and separation agreement with HGMI, H Group, HCC and Grand Victoria Casino & Resort, L.P., a company principally owned by Pritzker family business interests, pursuant to which we continue to provide administrative services to the parties. The services include, coordinating third-party administration for retirement plans, coordinating third-party administration for health and dental plans, providing claims administration for unemployment insurance claims, and for a short period of time, payroll services. The parties agree to reimburse each other for any costs or expenses incurred in connection with any of the plans which are the responsibility of the other party. In 2009, H Group made payments of $4,221,718 to us under the agreement.

Registration Rights

We have granted the registration rights with respect to shares of Class A common stock issuable upon conversion of shares of Class B common stock as described below to holders of (a) 25,112,086 shares of our Class B common stock pursuant to the terms of a Registration Rights Agreement, dated as of August 28, 2007, as amended, among us and stockholders party to the 2007 Stockholders’ Agreement (the “2007 Registration Rights Agreement”), and (b) 104,893,502 shares of our Class B common stock pursuant to the terms of a Registration Rights Agreement, dated as of October 12, 2009, among us and the domestic and foreign Pritzker stockholders party thereto (the “2009 Registration Rights Agreement”). Only shares of Class A common stock may be registered pursuant to the terms of the 2007 Registration Rights Agreement and the 2009 Registration Rights Agreement.

Demand Registration Rights

The holders of approximately 130,005,588 shares of our Class B common stock are entitled to certain demand registration rights. At any time, each stockholder party to the 2007 Registration Rights Agreement may, on not more than two occasions, request that we register all or a portion of such stockholder’s shares of Class A common stock issuable upon conversion of shares of Class B common stock under the Securities Act if the anticipated aggregate offering price of such shares of Class A common stock exceeds $750,000,000 and the stockholder making the request is (or will be at the anticipated time of effectiveness of the applicable registration statement) permitted to sell shares of its common stock under the lock-up provisions contained in the 2007 Stockholders’ Agreement.

At any time, the stockholders party to the 2009 Registration Rights Agreement may, on not more than one occasion, request that we register all or a portion of such stockholders’ shares of Class A common stock issuable upon conversion of shares of Class B common stock under the Securities Act if the anticipated aggregate offering price of such shares of Class A common stock exceeds $750,000,000 and the stockholders making the request are, at the anticipated time of effectiveness of the applicable registration statement, permitted to sell shares of their common stock under the applicable lock-up provisions contained in the Amended and Restated Global Hyatt Agreement, Amended and Restated Foreign Global Hyatt Agreement and the Amended and Restated Agreement Related to Stock, and we are not otherwise prohibited from filing such registration statement under the 2007 Registration Rights Agreement.

Form S-3 Registration Rights

The holders of approximately 130,005,588 shares of our Class B common stock are entitled to certain Form S-3 demand registration rights.

Commencing on the date that we become eligible to register securities issued by us on Form S-3, each stockholder party to the 2007 Registration Rights Agreement may, on not more than two occasions during each calendar year, request registration of their shares of Class A common stock issuable upon conversion of shares of

Class B common stock if the anticipated aggregate offering amount of such shares of Class A common stock exceeds $100,000,000 and the stockholder making the request is (or will be at the anticipated time of effectiveness of the applicable registration statement) permitted to sell shares of its common stock under the lock-up provisions contained in the 2007 Stockholders’ Agreement.

Commencing on the date that we become eligible to register securities issued by us on Form S-3, stockholders party to the 2009 Registration Rights Agreement may, on not more than one occasion during each calendar year, request registration of their shares of Class A common stock issuable upon conversion of shares of Class B common stock if the anticipated aggregate offering amount of such shares of Class A common stock exceeds $100,000,000 and the stockholders making the request are, at the anticipated time of effectiveness of the applicable registration statement, permitted to sell shares of their common stock under the applicable lock-up provisions contained in the Amended and Restated Global Hyatt Agreement, Amended and Restated Foreign Global Hyatt Agreement and the Amended and Restated Agreement Related to Stock, and we are not otherwise prohibited from filing such registration statement under the 2007 Registration Rights Agreement.

Under each of the 2007 Registration Rights Agreement and the 2009 Registration Rights Agreement, we will not be required to affect a demand registration or a Form S-3 demand registration within 180 days after the effective date of a registration statement related to a previous demand or Form S-3 demand registration. In addition, once every twelve months, we may postpone for up to 120 days the filing or the effectiveness of a registration statement for a demand or a Form S-3 demand registration, if our board of directors determines in good faith that such a filing (1) would be materially detrimental to us, (2) would require a disclosure of a material fact that might reasonably be expected to have a material adverse effect on us or any plan or proposal by us to engage in any acquisition or disposition of assets or equity securities or any merger, consolidation, tender offer, material financing or other significant transactions, or (3) is inadvisable because we are planning to prepare and file a registration statement for a primary offering of our securities.

Shelf Registration Rights

The holders of approximately 104,893,502 shares of our Class B common stock are entitled to certain “shelf” registration rights with respect to shares of Class A common stock issuable upon conversion of such shares of Class B common stock under the 2009 Registration Rights Agreement.

Commencing on the date that we become eligible to register securities issued by us on Form S-3, stockholders party to the 2009 Registration Rights Agreement may, in addition to the demand registration rights described above, request registration of their shares of Class A common stock on a shelf registration statement on Form S-3 pursuant to Rule 415 of the Securities Act, provided that the stockholders making the request are, at the anticipated time of effectiveness of the applicable registration statement, permitted to sell such shares of their common stock under the applicable lock-up provisions contained in the Amended and Restated Global Hyatt Agreement, Amended and Restated Foreign Global Hyatt Agreement and the Amended and Restated Agreement Related to Stock. We have agreed to use our reasonable best efforts to keep any such shelf registration statement effective and updated for a period of three years (or, if earlier, such time as all the shares covered thereby have been sold). We have also agreed that, at the end of such three year period, we will refile a new shelf registration upon the request of stockholders party to the 2009 Registration Rights Agreement holding at least 1% of our outstanding common stock at such time.

Piggyback Registration Rights

The holders of approximately 130,005,588 shares of our Class B common stock are entitled to certain “piggyback” registration rights with respect to shares of Class A common stock issuable upon conversion of such shares of Class B common stock.

At any time, in the event that we propose to register shares of our Class A common stock under the Securities Act, either for our own account or for the account of other security holders, we will notify each stockholder party to the 2007 Registration Rights Agreement and the 2009 Registration Rights Agreement that is, or will be at the anticipated time of effectiveness of the applicable registration statement, permitted to sell shares of its common stock under the applicable lock-up provisions contained in the 2007 Stockholders’ Agreement the Amended and Restated Global Hyatt Agreement, the Amended and Restated Foreign Global Hyatt Agreement and the Amended and Restated Agreement Relating to Stock of our intention to effect such a registration and will use our reasonable best efforts to include in such registration all shares requested to be included in the registration by each such stockholder, subject to certain marketing and other limitations.

Expenses of Registration, Restrictions and Indemnification

We will pay all registration expenses, including the legal fees of one counsel for all holders under the 2007 Registration Rights Agreement and one counsel for all holders under the 2009 Registration Rights Agreement, other than underwriting discounts, commissions and transfer taxes, in connection with registering any shares of Class A common stock pursuant to any demand, Form S-3 demand or piggyback registration described above. Under the 2007 Registration Rights Agreement and the 2009 Registration Rights Agreement, if a request for a demand or Form S-3 demand registration is withdrawn at the request of the majority of the holders of registrable securities requested to be registered, the holders of registrable securities who have withdrawn such request shall forfeit such demand or Form S-3 demand registration unless those holders pay or reimburse us for all of the related registration expenses.

The demand, Form S-3 demand and piggyback registration rights are subject to customary restrictions such as blackout periods and any limitations on the number of shares to be included in the underwritten offering imposed by the managing underwriter. The 2007 Registration Rights Agreement also contains customary indemnification and contribution provisions.

Other Agreements, Transactions and Arrangements

A partner of Latham & Watkins LLP, Michael A. Pucker, is the brother-in-law of Mr. Thomas J. Pritzker. In 2009, we made aggregate payments of $9,168,684 to Latham & Watkins LLP for legal services.

In 1998, one of our subsidiaries and Canadian Torvan Realty, L.P., an entity owned by certain Pritzker family business interests, transferred depreciable property and a leasehold interest in land and buildings, which constitute the Hyatt Regency Hotel in Vancouver, B.C., to our subsidiary, Hyatt Equities, L.L.C. In connection with this transfer, the Canadian Revenue and Customs Agency allowed the transferors to defer the tax on the income that would have otherwise been realized until any one of a number of events, as set forth in the agreement, causes the liability to become payable. This tax deferral, however, was subject to, among other things, the guarantee by Hyatt Equities of the tax liabilities to the extent they become payable under the agreement. In October 2009, the deferred tax liability of the other Pritzker family business interests became due, and they paid their known tax liability in full. As a result, unless there is a tax reassessment, Hyatt Equities’ guarantee of their liability would have no further effect.

Through a wholly-owned subsidiary, we own 5% interests in two limited liability companies that, in turn, each own a majority of the limited partnership interests in limited partnerships that invest in life science technology companies. Other Pritzker family business interests own the remaining interests in such limited liability companies. In addition, these limited liability companies, trusts for the benefit of Mr. Thomas J. Pritzker’s immediate family members and an entity owned by Pritzker family business interests own non-controlling interests in two separate limited liability companies each of which acts as the sole general partner of each of the limited partnerships. An entity substantially owned by trusts for the benefit of certain members of the Pritzker family, including Mr. Thomas J. Pritzker and Ms. Penny Pritzker, and their immediate family members, acts as the advisor to and is the manager of the general partner of each of the limited partnerships. Mr. Thomas J. Pritzker serves as a manager on the board of managers of this entity. A majority vote of the board of managers and any committee thereof requires the affirmative vote of Mr. Pritzker. Through a wholly-owned subsidiary, we also own a 5% interest in a limited liability company that also invested in a pharmaceutical company. The remaining interests in this limited liability company are owned by Pritzker family business interests and trusts for the benefit of certain members of the Pritzker family, including immediate family members of Mr. Thomas J. Pritzker and Ms. Penny Pritzker. In 2009, we received distributions of $1,383,720 from these investments.

Through two wholly-owned subsidiaries, we own a 4.7% limited partnership interest and a 5% limited partnership interest in two limited partnerships that invest in real estate. These limited partnerships are managed by PRG. In 2009, we received distributions of $21,344,721 from these investments.

Marshall E. Eisenberg, a co-trustee of the Pritzker family U.S. situs trusts, is a partner in the law firm of Neal, Gerber & Eisenberg LLP. In 2009, we made aggregate payments of $365,832 to Neal, Gerber & Eisenberg LLP for legal services.

Related Party Transactions No Longer In Effect

Agreements Relating to the Hyatt Center

A former director from time to time provides services to H Group, and previously maintained a business office in the Hyatt Center leased by us. As a result, H Group paid a portion of the occupancy and operation costs related to this office space. In 2009, H Group paid us $83,085 for their share of these office costs. This agreement was terminated in April 2009. In addition, a former director and former director of one of our subsidiaries provided services to the Pritzker family business interests, and previously maintained a business office in the Hyatt Center space leased by us. As a result, Pritzker family business interests paid a portion of the occupancy and operation costs related to this office space. In 2009, Pritzker family business interests paid us $332,369 for their share of these office costs for 2005 through 2007.

Agreements Related to Hotel Mar Monte

HDG Associates is the owner of Hotel Mar Monte located in Santa Barbara, California. Hyatt Corporation indirectly owns approximately 91.14% of HDG Associates, which is consolidated. In addition, Hyatt Executives Partnership No. 1, L.P., which is owned, in part, indirectly by certain of our current and former executive officers and directors, owns approximately 0.53% of HDG Associates. The remaining 8.33% is owned by third parties. In July 2000, HDG Associates entered into a Management Agreement with PRG, under which PRG managed and operated the Hotel Mar Monte. In addition to being reimbursed for their out-of-pocket costs and expenses, HDG Associates paid PRG a management fee equal to 4% of the annual gross receipts for each fiscal year. This agreement terminated on December 31, 2009. In 2009, HDG Associates made payments of $405,830 to PRG under this agreement.

PRG also provided certain administrative services to HT-Santa Barbara Motel, Inc., one of our wholly-owned subsidiaries, such as cash management, tax, financial, information technology, human resources, legal and payroll services, for which we have paid PRG fees of $9,298 in 2009. Additionally, PRG acted as investment manager of HT-Santa Barbara Motel’s financial interests. In 2009, HT-Santa Barbara Motel made payments of $60,250 to PRG for such investment management services. The administrative services and investment management agreements terminated on December 31, 2009.

Grand Victoria Casino & Resort (Rising Sun, Indiana) Management Subcontract Agreement

HGMI manages the Grand Victoria Casino & Resort complex in Rising Sun, Indiana, which is owned by Grand Victoria Casino and Resort L.P. (“GVCR”). A subsidiary of HGMI is the general partner and Pritzker family business interests own the majority of the limited partnership interests in the limited partnership that is the general partner and 80% owner of GVCR. GVCR made payments of $45,896 in 2009 to us for services provided under this agreement. This agreement was terminated on December 31, 2008.

License Agreement with CC-Development Group, Inc.

On June 30, 2004, Hyatt Corporation and Classic Residence Management Limited Partnership (CRM) entered into an Agreement and Consent Regarding Use of Trademark to, among other things, confirm the status of the “Classic Residence by Hyatt” trademark and service mark, and in particular, that they were owned by CRM in the United States. Under a License Agreement, dated as of June 30, 2004, between Hyatt Corporation and Classic Residence (the 2004 License Agreement), we licensed to Classic Residence the right to use the name “Classic Residence by Hyatt” in connection with the business of Classic Residence and its subsidiaries outside of the United States and the word “Hyatt” and variations thereof, and all trademarks, logos, trade names, service marks or copyrights owned by Hyatt Corporation. In 2009, Classic Residence made payments to us of $5,000 under the 2004 License Agreement.

On December 31, 2008, the 2004 License Agreement and the Agreement and Consent Regarding Use of Trademark were terminated. Also on December 31, 2008, CRM sold its right, title and interest in the trademark and service mark “Classic Residence by Hyatt” to H Mark, L.L.C. and IHE, INC. At the time of the purchase, the members of H Mark were U.S. situs Pritzker family business interests. IHE is controlled by certain non-U.S. situs Pritzker family business interests. Immediately following such purchase, the members of H Mark contributed and assigned their membership interests in H Mark, and IHE contributed and assigned its undivided interest in the “Classic Residence by Hyatt” trademark and service mark and in the December 31, 2008 purchase agreement with CRM to us, in each case as a capital contribution and for no additional consideration. Following such capital contribution, we contributed and assigned (1) the membership interests in H Mark and (2) the former IHE interest in the “Classic Residence by Hyatt” trademark and service mark and the December 31, 2008 purchase agreement to our subsidiary, Hyatt Corporation. Subsequently, on December 31, 2008, H Mark merged into Hyatt Corporation. Following the merger, Hyatt Corporation entered into a License Agreement with Classic Residence as described in the section titled “License Agreement with CC-Development Group, Inc.” above.

License Agreement with HGMI Gaming, Inc.

In June 2004, HGMI entered into a License Agreement with Hyatt Corporation, under which we granted HGMI a limited, non-exclusive right to use Hyatt trademarks, logos, trade names, service marks and copyrights, including the name “Hyatt.” In exchange for this right, HGMI paid us a license fee of $10,000 per calendar quarter. In 2009, HGMI made payments of $10,000 to us under this agreement. This agreement was terminated in March 2009.

Agreements at Hyatt Regency Aruba Hotel

In January 1989, Red Sail Sports Aruba N.V. (“Red Sail”), our wholly-owned subsidiary, entered into a Chain Allocation Agreement with Watersports Administration, Inc. (“Watersports”), a wholly-owned subsidiary of H Group, under which Red Sail was granted a license to operate a watersports facility at the Hyatt Regency Aruba Hotel. In exchange for this right, Red Sail paid a monthly license fee to Watersports equal to 6% of Red Sail’s income or receipts. In 2009, Red Sail made payments of $873,009 to Watersports under this agreement. Red Sail also was party to a Consulting Agreement with Watersports pursuant to which Watersports provided operational guidance for watersports activities, financial consulting and sale and marketing assistance for a monthly service fee of $10,000. In 2009, Red Sail made payments of $280,000 to Watersports under this agreement. Both agreements were terminated effective September 30, 2009.

Watersports insures parts of their business through our insurance policies, including crime, employment practices liability, automobile, worker’s compensation, property, marine and general insurance. We pay our insurance provider the premiums associated with Watersports and Watersports reimburses us for these expenses. In 2009, Watersports reimbursed us $268,264 for insurance related expenses.

Falcon 900EX Aircraft—Rosemont Project Management, LLC

In March 2008, Rosemont Project Management entered into an aircraft administrative and flight services agreement with Marmon Group. Under the agreement, Marmon Group provides aircraft management services, maintenance and other aviation support services for the aircraft. In exchange for such services, Rosemont Project Management is obligated to pay Marmon Group a service fee of $60,000 per month for up to a maximum of 70 flight hours per month. For all flight hours over 70 per month, Rosemont Project Management and Marmon Group have agreed to negotiate, in good faith, a reasonable hourly rate. In addition to the service fee, Rosemont Project Management is also obligated to reimburse Marmon Group for specified direct costs and expenses incurred with respect to any flight. Under the agreement, Marmon Group also historically obtained and maintained on Rosemont Project Management’s behalf, and at Rosemont Project Management’s expense, customary casualty and liability insurance covering the aircraft and operation of the aircraft. This insurance is now obtained from a third party. The aircraft administrative and flight services agreement terminated on March 18, 2010. In 2009, Rosemont Project Management made aggregate payments of $2,297,780, to Marmon Group under this agreement.

Agreements Related to August 2007 Financing Transaction, Repurchase of Notes and Early Settlement of Subscription Agreement

Series A Convertible Preferred Stock

In August 2007, we sold an aggregate of 100,000 shares of Series A convertible preferred stock, par value $0.01 per share, to the Goldman Sachs Funds, for $500,000,000. On May 13, 2009, the 100,000 shares of Series A convertible preferred stock were converted into approximately 8,140,671 shares of common stock. Richard A. Friedman, one of our directors, is a partner and managing director of Goldman, Sachs & Co.

5.84% Senior Subordinated Notes due 2013

In August 2007, we sold $500,000,000 aggregate principal amount of 5.84% Senior Subordinated Notes due September 1, 2013 (“2013 Notes”) to Madrone Capital, LLC (“Madrone”). Gregory B. Penner, one of our directors, was manager of Madrone and is the brother-in-law of an executive vice president of TPO. In December 2007, the Goldman Sachs Funds acquired $75,000,000 aggregate principal amount of Madrone’s 2013 Notes and an equivalent amount of Madrone’s obligations under the Subscription Agreement described below. In 2009, we made aggregate interest payments to Madrone under the 2013 Notes of $11,169,000. In 2009, we made aggregate interests payments to the Goldman Sachs Funds under the 2013 Notes of $1,971,000.

On May 13, 2009, we repurchased from Madrone $425,000,000 aggregate principal amount of 2013 Notes for an aggregate purchase price of $479,700,199, consisting of a $425,000,000 payment of principal and $54,700,199 in make-whole interest payments and early settlement premiums. We also repurchased from the Goldman Sachs Funds an aggregate of $75,000,000 principal amount of 2013 Notes for an aggregate purchase price of $84,652,976, consisting of a $75,000,000 payment of principal and $9,652,976 in make-whole interest payments and early repurchase settlement premiums.

Subscription Agreement

In August 2007, we entered into a Subscription Agreement with Madrone, under which Madrone agreed to purchase in September 2011, or earlier upon the occurrence of a change of control or an initial public offering, a variable number of shares of our common stock for $500,000,000. In connection with the sale of $75,000,000 aggregate principal amount of 2013 Notes to the Goldman Sachs Funds in December 2007, the Goldman Sachs Funds also assumed $75,000,000 of Madrone’s obligations under the Subscription Agreement. Each of Madrone and the Goldman Sachs Funds pledged 2013 Notes as collateral for its obligations under the Subscription Agreement.

Under the terms of the Subscription Agreement, Madrone and the Goldman Sachs Funds were obligated to make subscription payments to us at a rate of 0.84% per year on the purchase price to be paid on the Subscription Agreement settlement date. In 2009, we received subscription payments of $2,481,068 from Madrone and $437,836 in the aggregate from the Goldman Sachs Funds.

Settlement of Madrone’s and the Goldman Sachs Funds’ obligations under the Subscription Agreement occurred on May 13, 2009, at our request. In the settlement, Madrone purchased 7,687,642 shares of common stock for a purchase price of $425,000,000 and the Goldman Sachs Funds purchased an aggregate of 1,356,642 shares of common stock for an aggregate purchase price of $75,000,000.

Issuance of Common Stock

In May 2009, we issued and sold an aggregate of 29,195,199 shares of our common stock to certain of our existing investors and their affiliates, including to Pritzker family business interests, entities affiliated with Madrone and the Goldman Sachs Funds and certain of our non-employee directors or their permitted assigns, at a price of $26.00 per share. The following table presents the number of shares of common stock purchased by each related party that purchased in excess of $120,000 of stock:

Name of Purchaser:	Number of Shares of Common Stock	Purchase Price
U.S. situs Pritzker family business interests	19,233,325	$500,066,463

IHE, INC. and Subsidiaries	3,836,883	$99,758,971

GS Sunray Holdings Subco I, L.L.C.	1,375,770	$35,770,020

GS Sunray Holdings Subco II, L.L.C.	1,375,770	$35,770,020

GS Sunray Holdings Parallel Subco, L.L.C.	405,197	$10,535,122

Madrone GHC, LLC	1,323,500	$34,411,000

Lake GHC, LLC	941,250	$24,472,500

Shimoda GHC, LLC	235,250	$6,116,500

Other Agreements, Transactions and Arrangements

In 2008, we reimbursed H Group $2,027,080 for a fee paid by H Group to one of its employees (who was a former employee of ours) in connection with the sale of property owned by us in Boston, Massachusetts. This payment was voided and cancelled and reissued in 2009. In connection with this payment, we reimbursed FMG, Inc., a wholly owned subsidiary of H Group, $62,756 for interest paid to the former employee.

Goldman, Sachs & Co. was our lead managing underwriter in our November 2009 initial public offering of Class A common stock. Goldman, Sachs & Co. received $2,848,219 in underwriting discounts in connection with the sale by us of 5,700,000 shares of Class A common stock, pursuant to the underwriters’ exercise of their option to purchase additional shares.

In 2009, FMG Partners, a partnership wholly owned by Pritzker family business interests, reimbursed us $11,759 for legal fees we paid on its behalf.

In 2009, we reimbursed PRG $193,854 for expenses incurred in 2007, 2008 and 2009 by a former director and a former director of one of our subsidiaries.

RELATED PARTY TRANSACTION POLICY AND PROCEDURES

We have adopted a written policy regarding the review, approval and ratification of related party transactions. For purposes of our policy, a “related party transaction” is a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which we are, or will be, a participant, in which the amount exceeds $120,000, and in which the related person had, has or will have a direct or indirect interest. A related person is any executive officer, director or a beneficial owner of more than 5% of our common stock, including any of their immediate family members and any entity owned or controlled by such persons. The principal elements of this policy are as follows:

•

For each related party transaction (other than pre-approved transactions as discussed below), the audit committee reviews the relevant facts and circumstances, such as the extent and materiality of the related party’s interest in the transaction, takes into account the conflicts of interest and corporate opportunity provisions of our Code of Ethics and either approves or disapproves the related party transaction.

•	Any related party transaction shall be consummated and shall continue only if the audit committee has approved or ratified such transaction in accordance with the policy.

•

If advance audit committee approval of a related party transaction requiring the audit committee’s approval is not practicable, then the transaction may be preliminarily entered into by management upon prior approval of the transaction by the chairman of the audit committee, or if prior approval of the transaction by the chairman of the audit committee is not practicable, then the transaction may be preliminarily entered into by management, subject in each case to ratification of the transaction by the audit committee at the audit committee’s next regularly scheduled meeting; provided that if ratification shall not be forthcoming, management shall make all reasonable efforts to cancel or annul such transaction.

•

The chief financial officer, or his designee, shall present to the audit committee each proposed related party transaction requiring the audit committee’s approval, including all relevant facts and circumstances relating thereto, shall update the audit committee as to any material changes to any approved or ratified related party transaction and shall provide a status report at least annually at a regularly scheduled meeting of the audit committee of all then active related party transactions.

•	No director may participate in approval of a related party transaction for which he or she is a related party.

Certain types of transactions have been designated pre-approved transactions under the policy, and as such are deemed to be approved or ratified, as applicable, by the audit committee. Such pre-approved transactions include: (1) executive and director compensation; (2) certain ordinary course of business transactions; (3) lodging transactions involving less than $250,000 provided the terms of which are no less favorable to us than those of similar transactions with unrelated third parties occurring during the same fiscal quarter and/or where the transaction is a result of an open auction process involving unrelated third-party bidders; (4) ordinary course sales of timeshare, fractional or similar ownership interests at prices that are no lower than those available under our company-wide employee discount programs; (5) charitable contributions in amounts that would not require disclosure in our annual proxy statement or annual report under the NYSE corporate governance listing standards; (6) transactions involving the rendering of legal services to us by the law firm of Latham & Watkins LLP to the extent such firm is associated with one or more related parties; and (7) transactions where the rates or charges involved are determined by competitive bids. All of the transactions described above under Certain Relationships and Related Party Transactions were entered into prior to the adoption of this policy or were adopted in accordance with this policy.

ARTICLE IX: MISCELLANEOUS

AVAILABILITY OF ANNUAL REPORT ON FORM 10-K

A copy of our Annual Report on Form 10-K for the year ended December 31, 2009, which includes certain financial information about Hyatt, is enclosed together with this proxy statement. Copies of our Annual Report on Form 10-K for the fiscal year ended December 31, 2009 as filed with the SEC (exclusive of exhibits and documents incorporated by reference), may also be obtained for free by directing written requests to: Hyatt Hotels Corporation, Attention: Senior Vice President – Investor Relations, 71 South Wacker Drive, Chicago, Illinois 60606 (312.750.1234 phone). Copies of exhibits and basic documents filed with the Annual Report on Form 10-K or referenced therein will be furnished to stockholders upon written request and payment of a nominal fee in connection with the furnishing of such documents. You may also obtain the Annual Report on Form 10-K over the Internet at the SEC’s website, www.sec.gov, or on our website, www.hyatt.com, under the headings “Investor Relations— SEC filings.”

LIST OF THE COMPANY’S STOCKHOLDERS

A list of our stockholders as of April 12, 2010, the record date for the Annual Meeting, will be available for inspection at our corporate headquarters during ordinary business hours throughout the 10-day period prior to the 2010 Annual Meeting. The list of stockholders will also be available for such examination at the Annual Meeting.

DELIVERY OF PROXY MATERIALS TO HOUSEHOLDS

We will send multiple copies of the Annual Report on Form 10-K, proxy statement, proxy card and Notice of Annual Meeting to households at which two or more stockholders reside. If you share an address with another stockholder and the two of you would like to receive only a single set of our annual disclosure documents, follow the instructions below:

1.         If your shares are registered in your own name, please contact our transfer agent by writing to them at Wells Fargo Bank, N.A., Shareowner Services, P.O. Box 64854, St. Paul, MN 55164-0854 (Attn: Hyatt Hotels Corporation Representative) or calling 1-800-468-9716.

2.         If a bank, broker or other nominee holds your shares, please contact your bank, broker or other nominee directly.

OTHER MATTERS THAT MAY COME BEFORE THE ANNUAL MEETING

Our board of directors knows of no matters other than those referred to in the accompanying Notice of Annual Meeting of Stockholders which may properly come before the Annual Meeting. However, if any other matter should be properly presented for consideration and voting at the Annual Meeting or any adjournments or postponements thereof, it is the intention of the persons named as proxies on the enclosed proxy card to vote the shares represented by all valid proxy cards in accordance with their judgment of what is in the best interest of Hyatt Hotels Corporation.

By Order of the Board of Directors

Mark S. Hoplamazian

President and Chief Executive Officer

Chicago, Illinois

April 21, 2010

APPENDIX A

HYATT HOTELS CORPORATION

EMPLOYEE STOCK PURCHASE PLAN

ARTICLE I.

PURPOSE, SCOPE AND ADMINISTRATION OF THE PLAN

1.1        Purpose and Scope. The purpose of the Hyatt Hotels Corporation Employee Stock Purchase Plan (the “Plan”) is to assist employees of Hyatt Hotels Corporation and its Designated Subsidiaries in acquiring a stock ownership interest in the Company pursuant to a plan which is intended to qualify as an “employee stock purchase plan” under Section 423 of the Internal Revenue Code of 1986, as amended.

1.2        Administration of Plan. The Plan shall be administered by the Committee. The Committee shall have the power to make, amend and repeal rules and regulations for the interpretation and administration of the Plan consistent with the qualification of the Plan under Section 423 of the Code, and the Committee also is authorized to change the Offering Periods and Exercise Dates under the Plan by providing notice to all Eligible Employees as soon as practicable prior to the date on which such changes will take effect. The Committee may delegate administrative tasks under the Plan to one or more Employees of the Company. The Committee’s interpretation and decisions with respect to the Plan shall be final and conclusive.

ARTICLE II.

DEFINITIONS

Whenever the following terms are used in the Plan, they shall have the meaning specified below unless the context clearly indicates to the contrary. The singular pronoun shall include the plural where the context so indicates.

2.1        “Administrator” shall mean the Committee, or such individuals to which authority to administer the Plan has been delegated under Section 1.2.

2.2        “Board” shall mean the Board of Directors of the Company.

2.3        “Code” shall mean the Internal Revenue Code of 1986, as amended.

2.4        “Committee” shall mean the Compensation Committee of the Board.

2.5        “Common Stock” shall mean the Class A common stock of the Company, par value $0.01 per share.

2.6        “Company” shall mean Hyatt Hotels Corporation, a Delaware corporation.

2.7        “Compensation” shall mean the base wages, overtime, incentive compensation, commissions, service charges, shift differentials, vacation pay, salaried production schedule premiums, holiday pay, jury duty pay, bereavement leave pay, military pay, prior week adjustments and weekly bonus paid to an Employee by the Company or a Designated Subsidiary in accordance with established payroll procedures.

2.8        “Designated Subsidiary” shall mean the Subsidiaries that have been designated by the Committee from time to time in its sole discretion as eligible to participate in the Plan, including any Subsidiary in existence on the Effective Date and any Subsidiary formed or acquired following the Effective Date. As of the Effective Date, the subsidiaries listed in Exhibit A of the Plan, attached hereto, are considered Designated Subsidiaries that are eligible to participate in the Plan.

2.9        “Effective Date” shall mean the date the Plan is adopted by the Board, subject to its approval by stockholders of the Company in accordance with the Company’s bylaws, articles of incorporation and applicable state law within twelve months of the date the Plan is adopted by the Board.

2.10      “Eligible Employee” shall mean an Employee who (a) has been employed at least one year and (b) after the granting of the Option would not be deemed for purposes of Section 423(b)(3) of the Code to possess 5% or more of the total combined voting power or value of all classes of stock of the Company or any Subsidiary. For purposes of clause (b), the rules of Section 424(d) of the Code with regard to the attribution of stock ownership shall apply in determining the stock ownership of an individual, and stock which an Employee may purchase under outstanding options shall be treated as stock owned by the Employee. Notwithstanding the foregoing the Administrator may exclude from participation in the Plan as an Eligible Employee any Employee who is a citizen or resident of a foreign jurisdiction (without regard to whether they are also a citizen of the Unites States or a resident alien (within the meaning of Section 7701(b)(1)(A) of the Code) if either (i) the grant of the Option is prohibited under the laws of the jurisdiction governing such Employee, or (ii) compliance with the laws of the foreign jurisdiction would cause the Plan or the Option to violate the requirements of Section 423 of the Code.

2.11      “Employee” shall mean any person who renders services to the Company or a Designated Subsidiary in the status of an employee within the meaning of Section 3401(c) of the Code. “Employee” shall not include any director of the Company or a Designated Subsidiary who does not render services to the Company or a Designated Subsidiary in the status of an employee within the meaning of Section 3401(c) of the Code. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the Company or Designated Subsidiary and meeting the requirements of Treasury Regulation Section 1.421-1(h)(2). Where the period of leave exceeds three (3) months and the individual’s right to reemployment is not guaranteed either by statute or by contract, the employment relationship shall be deemed to have terminated on the first day immediately following such three (3)-month period.

2.12      “Enrollment Date” shall mean the first Trading Day of each Offering Period.

2.13      “Exercise Date” except as provided in Section 5.2, shall mean the last Trading Day of each calendar quarter.

2.14      “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

2.15      “Fair Market Value” mean, as of any date, the value of Common Stock determined as follows:

     (a)      If the Common Stock is listed on any established stock exchange or a national market system, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system on the Exercise Date, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

     (b)      If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean of the closing bid and asked prices for the Common Stock on the Exercise Date as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

     (c)      In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

2.16      “Offering Period” shall mean the (i) the period commencing on July 1, 2010 and ending on the last Trading Day of the calendar quarter, and (ii) thereafter, the period commencing on the first day of each subsequent calendar quarter and terminating on the last Trading Day of such calendar quarter.

2.17      “Option” shall mean the right to purchase shares of Common Stock pursuant to the Plan during each Offering Period.

2.18      “Option Price” shall mean the purchase price of a share of Common Stock hereunder as provided in Section 4.2 below.

2.19      “Parent” means any corporation, other than the Company, in an unbroken chain of corporations ending with the Company if, at the time of the determination, each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

2.20      “Participant” shall mean any Eligible Employee who elects to participate in the Plan.

2.21      “Plan” shall mean this Hyatt Hotels Corporation Employee Stock Purchase Plan, as it may be amended from time to time.

2.22      “Plan Account” shall mean a bookkeeping account established and maintained by the Company in the name of each Participant.

2.23      “Subsidiary” shall mean any corporation, other than the Company, in an unbroken chain of corporations beginning with the Company if, at the time of the determination, each of the corporations other than the last corporation in an unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain; provided, however, that a limited liability company or partnership may be treated as a Subsidiary to the extent either (i) such entity is treated as a disregarded entity under Treasury Regulation Section 301.7701-3(a) by reason of the Company or any other Subsidiary which is a corporation being the sole owner of such entity, or (ii) such entity elects to be classified as a corporation under Treasury Regulation Section 301.7701-3(a) and such entity would otherwise qualify as a Subsidiary.

2.24      “Trading Day” shall mean a day on which national stock exchanges are open for trading.

ARTICLE III.

PARTICIPATION

3.1        Eligibility.

     (a)      Any Eligible Employee who shall be employed by the Company or a Designated Subsidiary on a given Enrollment Date for an Offering Period shall be eligible to participate in the Plan during such Offering Period, subject to the requirements of Articles IV and V, and the limitations imposed by Section 423(b) of the Code and the Treasury Regulations thereunder.

     (b)      No Eligible Employee shall be granted an Option under the Plan which permits his rights to purchase stock under the Plan, and to purchase stock under all other employee stock purchase plans of the Company, any Parent or any Subsidiary subject to the Section 423, to accrue at a rate which exceeds $25,000 of Fair Market Value of such stock (determined at the time the option is granted) for each calendar year in which the Option is outstanding at any time. For purposes of the limitation imposed by this subsection, the right to purchase stock under an Option accrues when the Option (or any portion thereof) first becomes exercisable during the calendar year, the right to purchase stock under an Option accrues at the rate provided in the Option, but in no case may such rate exceed $25,000 of Fair Market Value of such stock (determined at the time such option is granted) for any one calendar year, and a right to purchase stock which has accrued under an Option may not be carried over to any other Option. This limitation shall be applied in accordance with Section 423(b)(8) of the Code and the Treasury Regulations thereunder.

3.2        Election to Participate; Payroll Deductions

     (a)      Except as provided in Section 3.3, an Eligible Employee may participate in the Plan only by means of payroll deduction. An Eligible Employee may elect to participate in the Plan by delivering to the Company by such time designated by the Administrator preceding the Enrollment Date for such Offering Period a payroll deduction authorization in such manner as prescribed by the Administrator.

     (b)      Payroll deductions shall be equal to at least 1%, but not more than 15%, of the Participant’s Compensation as of the Offering Date and must be expressed as a whole number percentage, subject to the provisions of Section 3.1 hereof. Amounts deducted from a Participant’s Compensation pursuant to this Section 3.2 shall be credited to the Participant’s Plan Account.

     (c)      A Participant’s election to participate in the Plan with respect to an Offering Period shall enroll such Participant in the Plan for each successive Offering Period at the same payroll deduction percentage as in effect at the termination of the prior Offering Period, unless such Participant delivers to the Company a different election with respect to the successive Offering Period by such time and in such manner as is designated by the Administrator for enrollment in the Plan for such successive Offering Period, or unless such Participant becomes ineligible for participation in the Plan.

3.3        Leave of Absence. During leaves of absence approved by the Company meeting the requirements of Treasury Regulation Section 1.421-1(h)(2) under the Code, a Participant may continue participation in the Plan by making cash payments to the Company on his or her normal payday equal to his or her authorized payroll deduction.

ARTICLE IV.

PURCHASE OF SHARES

4.1        Grant of Option. Subject to the limitations of Section 3.1(b), each Participant participating in such Offering Period shall be granted an Option to purchase on the Exercise Date for such Offering Period (at the applicable Option Price) up to a number of shares of Common Stock determined by dividing such Participant’s payroll deductions accumulated prior to such Exercise Date and retained in the Participant’s Plan Account on such Exercise Date by the applicable Option Price; provided that in no event shall a Participant be permitted to purchase during each Offering Period more than 6,250 shares of Common Stock (subject to any adjustment pursuant to Section 5.2. The Administrator may, for future Offering Periods, increase or decrease, in its absolute discretion, the maximum number of shares of Common Stock that a Participant may purchase during such future Offering Periods. The Option shall expire on the last day of the Offering Period.

4.2        Option Price. The Option Price per share of the Common Stock sold to Participants hereunder shall be 95% of the Fair Market Value of such share on the Exercise Date of the Offering Period, but in no event shall the Option Price per share be less than the par value per share of the Common Stock.

4.3        Purchase of Shares.

     (a)       On each Exercise Date on which he or she is employed, each Participant will automatically and without any action on his or her part be deemed to have exercised his or her Option to purchase at the Option Price the largest number of whole shares of Common Stock which can be purchased with the amount in the Participant’s Plan Account. The balance, if any, remaining in the Participant’s Plan Account (after exercise of his or her Option) as of an Exercise Date shall be carried forward to the next Offering Period, unless the Participant has elected to withdraw from the Plan pursuant to Section 6.1 below.

     (b)      As soon as practicable following each Exercise Date, the number of shares of Common Stock purchased by such Participant pursuant to subsection (a) above will be delivered, in the Company’s sole discretion, to either (i) the Participant, or (ii) an account established in the Participant’s name at a stock brokerage or other financial services firm designated by the Company. If the Company is required to obtain from any commission or agency authority to issue any such shares of Common Stock, the Company will seek to obtain such authority. Inability of the Company to obtain from any such commission or agency authority which counsel for the Company deems necessary for the lawful issuance of any such shares shall relieve the Company from liability to any Participant except to refund to him or her the amount withheld.

     (c)      A Participant shall have the right at any time to request in writing a certificate or certificates for all or a portion of the whole shares of Common Stock purchased hereunder. Upon receipt of a Participant’s written request for any such certificate, the Company shall (or shall cause its agent to), deliver any such certificate to the Participant as soon as practicable thereafter.

4.4        Transferability of Rights. An Option granted under the Plan shall not be transferable and is exercisable only by the Participant. No option or interest or right to the option shall be available to pay off any debts, contracts or engagements of the Participant or his or her successors in interest or shall be subject to disposition by pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempt at disposition of the option shall have no effect.

ARTICLE V.

PROVISIONS RELATING TO COMMON STOCK

5.1        Common Stock Reserved. Subject to adjustment as provided in Section 5.2, the maximum number of shares of Common Stock that shall be made available for sale under the Plan shall be 1,000,000. Shares of Common Stock made available for sale under the Plan may be authorized but unissued or reacquired shares reserved for issuance under the Plan.

5.2        Adjustments Upon Changes in Capitalization, Dissolution, Liquidation, Merger or Asset Sale.

     (a)      Changes in Capitalization. Subject to any required action by the stockholders of the Company, the number of shares of Common Stock which have been authorized for issuance under the Plan but not yet placed under Option, as well as the price per share and the number of shares of Common Stock covered by each Option under the Plan which has not yet been exercised shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

     (b)      Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Offering Period then in progress shall be shortened by setting a new Exercise Date (the “New Exercise Date”), and shall terminate immediately prior to the consummation of such proposed dissolution or liquidation, unless provided otherwise by the Administrator. The New Exercise Date shall be before the date of the Company’s proposed dissolution or liquidation. The Administrator shall notify each Participant in writing, at least ten (10) business days prior to the New Exercise Date, that the Exercise Date for the Participant’s Option has been changed to the New Exercise Date and that the Participant’s Option shall be exercised automatically on the New Exercise Date, unless prior to such date the Participant has withdrawn from the Offering Period as provided in Section 6.1 hereof.

     (c)      Merger or Asset Sale. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, where the Company is not the surviving entity, each outstanding Option shall be assumed or an equivalent Option substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Option, any Offering Periods then in progress shall be shortened by setting a New Exercise Date and any Offering Periods then in progress shall end on the New Exercise Date. The New Exercise Date shall be before the date of the Company’s proposed sale or merger. The Administrator shall notify each Participant in writing, at least ten (10) business days prior to the New Exercise Date, that the Exercise Date for the Participant’s Option has been changed to the New Exercise Date and that the Participant’s Option shall be exercised automatically on the New Exercise Date, unless prior to such date the Participant has withdrawn from the Offering Period as provided in Section 6.1 hereof.

5.3        Insufficient Shares. If the Administrator determines that, on a given Exercise Date, the number of shares with respect to which Options are to be exercised may exceed (i) the number of shares of Common Stock that were available for issuance under the Plan on the Enrollment Date of the applicable Offering Period, or (ii) the number of shares available for sale under the Plan on such Exercise Date, the Administrator shall make a pro rata allocation of the shares of Common Stock available for issuance on such Exercise Date in as uniform a manner as shall be practicable and as it shall determine in its sole discretion to be equitable among all Participants exercising Options to purchase Common Stock on such Exercise Date, and unless additional shares are authorized for issuance under the Plan, no further Offering Periods shall take place and the Plan shall terminate pursuant to Section 7.6 hereof. The Company may make pro rata allocation of the shares available on the Enrollment Date of any applicable Offering Period pursuant to the preceding sentence, notwithstanding any authorization of additional shares for issuance under the Plan by the Company’s shareholders subsequent to such Enrollment Date. If the Plan is so terminated, then the balance of the amount credited to the Participant’s Plan Account which has not been applied to the purchase of shares of Common Stock shall be paid to such Participant in one lump sum in cash as soon as reasonably practicable after such Exercise Date, without any interest thereon.

ARTICLE VI.

TERMINATION OF PARTICIPATION

6.1        Cessation of Contributions; Voluntary Withdrawal.

     (a)      A Participant may cease payroll deductions during an Offering Period by delivering written or electronic notice of such cessation to the Company in such form and at such time prior to the Exercise Date for such Offering Period as may be established by the Administrator. Upon any such cessation, the Participant shall elect to withdraw from the Plan pursuant to subsection (b) below. Upon receipt of a notice of withdrawal from the Plan, the Participant’s payroll deduction authorization and his or her Option to purchase under the Plan shall terminate.

     (b)      A Participant’s withdrawal from an Offering Period shall not have any effect upon his or her eligibility to participate in any similar plan which may hereafter be adopted by the Company or in succeeding Offering Periods which commence after the termination of the Offering Period from which the Participant withdraws.

     (c)      A Participant who ceases contributions to the Plan during any Offering Period shall not be permitted to resume contributions to the Plan during that Offering Period.

6.2        Termination of Eligibility. Upon a Participant’s ceasing to be an Eligible Employee, for any reason, he or she shall be deemed to have elected to withdraw from the Plan and the Participant’s Plan Account shall be paid to such Participant as soon as reasonably practicable, and such Participant’s Option for the Offering Period shall be automatically terminated. Notwithstanding the foregoing, in the case of a Participant’s death during an Offering Period, the Participant’s Plan Account may be used by the Participant’s beneficiary, or in the absence of a beneficiary, the executor or administrator of the Participant’s estate, to purchase Common Stock on the Exercise Date of such Offering Period. Any amounts remaining in the Participant’s Account shall be distributed to the person or persons entitled thereto under Section 7.2 hereof, as soon as reasonably practicable.

ARTICLE VII.

GENERAL PROVISIONS

7.1        Administration.

     (a)      It shall be the duty of the Administrator to conduct the general administration of the Plan in accordance with the provisions of the Plan. The Administrator shall have the power to interpret the Plan and the terms of the options and to adopt such rules for the administration, interpretation, and application of the Plan as are consistent therewith and to interpret, amend or revoke any such rules. The Administrator at its option may utilize the services of an agent to assist in the administration of the Plan including establishing and maintaining an individual securities account under the Plan for each participant. In its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Administrator under the Plan.

     (b)      All expenses and liabilities incurred by the Administrator in connection with the administration of the Plan shall be borne by the Company. The Administrator may, with the approval of the Committee, employ attorneys, consultants, accountants, appraisers, brokers or other persons. The Administrator, the Company and its officers and directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Administrator in good faith shall be final and binding upon all Participants, the Company and all other interested persons. No member of the Board or Administrator shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or the options, and all members of the Board or Administrator shall be fully protected by the Company in respect to any such action, determination, or interpretation.

7.2        Designation of Beneficiary.

     (a)      A Participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the Participant’s Plan Account under the Plan in the event of such Participant’s death subsequent to an Exercise Date on which the Option is exercised but prior to delivery to such Participant of such shares and cash. In addition, a Participant may file a written designation of a beneficiary who is to receive any cash from the Participant’s Plan Account in the event of such Participant’s death prior to exercise of the Option. If a participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective.

     (b)      Such designation of beneficiary may be changed by the Participant at any time by written notice to the Administrator. In the event of the death of a Participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such Participant’s death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the Participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

7.3        Reports. Individual accounts shall be maintained for each Participant in the Plan. Statements of Plan Accounts shall be given to Participants at least annually, which statements shall set forth the amounts of payroll deductions, the Option Price, the number of shares purchased and the remaining cash balance, if any.

7.4        Condition of Employment. Neither the creation of the Plan nor an Employee’s participation therein shall be deemed to create a contract of employment, any right of continued employment or in any way affect the right of the Company or a Subsidiary to terminate an Employee at any time with or without cause.

7.5        Rights as Stockholders. With respect to shares of Common Stock subject to an Option, a Participant shall not be deemed to be a stockholder and shall not have any of the rights or privileges of a stockholder. A Participant shall have the rights and privileges of a stockholder when, but not until, a certificate has been issued to him or her following exercise of his or her Option.

7.6        Amendment and Termination of the Plan

     (a)      The Board may, in its sole discretion, amend, suspend or terminate the Plan at any time and from time to time; provided, however, that without approval of the Company’s stockholders given within 12 months before or after action by the Board, the Plan may not be amended to increase the maximum number of shares subject to the Plan or change the designation or class of Eligible Employees.

     (b)      Without stockholder consent and without regard to whether any participant rights may be considered to have been “adversely affected,” the Administrator shall be entitled to change the Offering Periods, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a Participant in order to adjust for delays or mistakes in the Company’s processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each Participant properly correspond with amounts withheld from the Participant’s Compensation, and establish such other limitations or procedures as the Administrator determines in its sole discretion advisable which are consistent with the Plan.

     (c)      In the event the Administrator determines that the ongoing operation of the Plan may result in unfavorable financial accounting consequences, the Administrator may, in its discretion and, to the extent necessary or desirable, modify or amend the Plan to reduce or eliminate such accounting consequence including, but not limited to:

       (i)      altering the Option Price for any Offering Period including an Offering Period underway at the time of the change in Option Price;

       (ii)      shortening any Offering Period so that the Offering Period ends on a new Exercise Date, including an Offering Period underway at the time of the Administrator action; and

       (iii)      allocating shares of Common Stock.

Such modifications or amendments shall not require stockholder approval or the consent of any Participant.

     (d)      Upon termination of the Plan, the balance in each Participant’s Plan Account shall be refunded as soon as practicable after such termination, without any interest thereon.

7.7        Use of Funds; No Interest Paid. All funds received by the Company by reason of purchase of Common Stock under the Plan will be included in the general funds of the Company free of any trust or other restriction and may be used for any corporate purpose. No interest will be paid to any Participant or credited under the Plan.

7.8        Term; Approval by Stockholders. The Plan shall terminate on the tenth anniversary of the date of its initial approval by the stockholders of the Company, unless earlier terminated by action of the Board. No Option may be granted during any period of suspension of the Plan or after termination of the Plan. The Plan will be submitted for the approval of the Company’s stockholders within 12 months after the date of the Board’s initial adoption of the Plan. Options may be granted prior to such stockholder approval; provided, however, that such Options shall not be exercisable prior to the time when the Plan is approved by the stockholders; provided further that if such approval has not been obtained by the end of said 12-month period, all Options previously granted under the Plan shall thereupon be canceled and become null and void.

7.9        Effect Upon Other Plans. The adoption of the Plan shall not affect any other compensation or incentive plans in effect for the Company or any Subsidiary. Nothing in the Plan shall be construed to limit the right of the Company or any Subsidiary (a) to establish any other forms of incentives or compensation for Employees of the Company or any Subsidiary, or (b) to grant or assume Options otherwise than under the Plan in connection with any proper corporate purpose, including, but not by way of limitation, the grant or assumption of options in connection with the acquisition, by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, firm or association.

7.10      Conformity to Securities Laws. Notwithstanding any other provision of the Plan, the Plan and the participation in the Plan by any individual who is then subject to Section 16 of the Exchange Act shall be subject to any additional limitations set forth in any applicable exemption rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

7.11      Notice of Disposition of Shares. The Company may require any Participant to give the Company prompt notice of any disposition of shares of Common Stock, acquired pursuant to the Plan, within two years after the applicable Enrollment Date or within one year after the applicable Exercise Date with respect to such shares. The Company may direct that the certificates evidencing shares acquired pursuant to the Plan refer to such requirement.

7.12      Tax Withholding. The Company shall be entitled to require payment in cash or deduction from other compensation payable to each Participant of any sums required by federal, state or local tax law to be withheld with respect to any purchase of shares of Common Stock under the Plan or any sale of such shares.

7.13      Governing Law. The Plan and all rights and obligations thereunder shall be construed and enforced in accordance with the laws of the State of Delaware.

7.14      Notices. All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

7.15      Conditions To Issuance of Shares. The Company shall not be required to issue or deliver any certificate or certificates for shares of Common Stock purchased upon the exercise of Options prior to fulfillment of all the following conditions:

     (a)      The admission of such shares to listing on all stock exchanges, if any, on which is then listed; and

     (b)      The completion of any registration or other qualification of such shares under any state or federal law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body, which the Administrator shall, in its absolute discretion, deem necessary or advisable; and

     (c)      The obtaining of any approval or other clearance from any state or federal governmental agency which the Administrator shall, in its absolute discretion, determine to be necessary or advisable; and

     (d)      The payment to the Company of all amounts which it is required to withhold under federal, state or local law upon exercise of the Option; and

     (e)      The lapse of such reasonable period of time following the exercise of the Option as the Administrator may from time to time establish for reasons of administrative convenience.

7.16      Equal Rights and Privileges. All Eligible Employees of the Company (or of any Designated Subsidiary) will have equal rights and privileges under the Plan so that the Plan qualifies as an “employee stock purchase plan” within the meaning of Section 423 of the Code or applicable Treasury Regulations thereunder. Any provision of the Plan that is inconsistent with Section 423 or applicable Treasury Regulations thereunder will, without further act or amendment by the Company, the Board or the Administrator, be reformed to comply with the equal rights and privileges requirement of Section 423 or applicable Treasury Regulations thereunder.

* * * * * *

EXHIBIT A

HYATT INTERNATIONAL CORPORATION (DELAWARE)	HYATT INTERNATIONAL - ASIA PACIFIC, LTD.

HYATT INTERNATIONAL (EUROPE AFRICA MIDDLE EAST) LLC (SWITZERLAND)	HYATT CHAIN SERVICES LTD.

HYATT INTERNATIONAL HOTEL MANAGEMENT (BEIJING) CO. LTD. (PEOPLE’S REPUBLIC OF CHINA)	INTERNATIONAL RESERVATIONS LTD. INFORMATION SERVICES LTD.

HYATT INTERNATIONAL TECHNICAL SERVICES, INC. (DELAWARE)

HYATT INTERNATIONAL-ASIA PACIFIC, LIMITED (HONG KONG (PRC))

HYATT INTERNATIONAL – SOUTH WEST ASIA, LIMITED (DUBAI)

HYATT (JAPAN) CO., LTD. (JAPAN)

HYATT OF LATIN AMERICA, S.A. DE C.V. (MEXICO)

HYATT CORPORATION

HYATT VACATION OWNERSHIP INC.

HYATT VACATION MARKETING CORP.

ROSEMONT PROJECT MGMT, LLC

HYATT VACATION MANAGEMENT INC.

HTS LOAN SERVICING

HTS SAN ANTONIO, L.P.

HYATT INTERNATIONAL CORPORATION

HYATT LOUISIANA, LLC, AS AGENT OF DTRS NEW ORLEANS, LLC D/B/A HYATT REGENCY NEW ORLEANS

HYATT HOTELS CORP OF KANSAS

MARION RESERVATIONS CENTER, LLC

SELECT HOTELS GROUP, LLC

ADMITTANCE SLIP

HYATT HOTELS CORPORATION

2010 ANNUAL MEETING OF STOCKHOLDERS

Place:	Hyatt Regency McCormick Place 2233 South Martin Luther King Drive		2010 ANNUAL MEETING OF STOCKHOLDERS REMINDERS
Chicago, Illinois, USA 60616-9985
Time:	June 9, 2010, 9:30 a.m.	1.	Please bring this admittance slip, your account statement, or other written proof of ownership of Hyatt Hotels Corporation stock. All attendees must also bring a picture I.D.
Photographs taken at the Annual Meeting by or at the request of Hyatt may be used by Hyatt, and by attending the Annual Meeting, you waive any claim or rights with respect to those photographs and their use.

		2.	Additional security precautions will be taken. Bags, purses, and briefcases may be subject to inspection. To speed the process, please bring only the essentials.

		3.	Cameras, camcorders or video taping equipment are not allowed.

Shareowner ServicesSM
P.O. Box 64945
St. Paul, MN 55164-0945

COMPANY #

Vote by Internet, Telephone or Mail 24 Hours a Day, 7 Days a Week
Your phone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

INTERNET – www.eproxy.com/h

Use the Internet to vote your proxy until 12:00 p.m. (CT) on June 8, 2010.

PHONE – 1-800-560-1965

Use a touch-tone telephone to vote your proxy until 12:00 p.m. (CT) on June 8, 2010.

MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

If you vote your proxy by Internet or by Telephone, you do NOT need to mail back your Proxy Card.

TO VOTE BY MAIL AS THE BOARD OF DIRECTORS RECOMMENDS ON ALL ITEMS BELOW,

SIMPLY SIGN, DATE, AND RETURN THIS PROXY CARD.

i Please detach here i

Proposal 1:	01 Bernard W. Aronson	03 Penny Pritzker	☐ Vote FOR	☐ Vote WITHHELD
Election of directors:	02 Mark S. Hoplamazian	04 Michael A. Rocca	all nominees	from all nominees
(except as marked)

(Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the box provided to the right.)

The board of directors unanimously recommends a vote “FOR” each of these nominees

Proposal 2: Ratification of the Appointment of Deloitte & Touche LLP as Hyatt Hotels Corporation’s Independent Registered Public Accounting Firm for Fiscal Year 2010

The board of directors unanimously recommends a vote “FOR” Proposal 2

		☐ For	☐ Against	☐ Abstain

Proposal 3: Approval of the Hyatt Hotels Corporation Employee Stock Purchase Plan		☐ For	☐ Against	☐ Abstain
The board of directors unanimously recommends a vote “FOR” Proposal 3

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED “FOR” EACH DIRECTOR NOMINEE IN PROPOSAL 1, “FOR” PROPOSAL 2, AND “FOR” PROPOSAL 3.

Address Change? Mark box, sign, and indicate changes below: ☐	Date

Signature(s) in Box

Please sign exactly as your name(s) appears on Proxy. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy.

HYATT HOTELS CORPORATION

ANNUAL MEETING OF STOCKHOLDERS

Wednesday, June 9, 2010

9:30 a.m., local time

Hyatt Regency McCormick Place

2233 South Martin Luther King Drive

Chicago, Illinois 60616

HYATT HOTELS CORPORATION	proxy

This proxy is solicited by the Board of Directors for use at the Annual Meeting of Stockholders on June 9, 2010.

This proxy will be voted as you specify on the reverse side.

If no choice is specified, the proxy will be voted “FOR” each director nominee in Proposal 1, “FOR” Proposal 2, and “FOR” Proposal 3.

By signing the proxy, you revoke all prior proxies and appoint Mark S. Hoplamazian and Harmit J. Singh, and each of them, with full power of substitution, as proxies and attorneys-in-fact to vote your shares as directed with respect to each of the proposals shown on the reverse side and in their discretion with respect to any other matters which may come before the Annual Meeting of Stockholders and all adjournments or postponements thereof.

Important Notice Regarding the Availability of Proxy Materials for the

Stockholder Meeting to be Held on June 9, 2010.

The proxy statement for the Annual Meeting of Stockholders and Annual Report on Form 10-K

for the fiscal year ended December 31, 2009 are available at http://wfss.mobular.net.wfss/h/.

See reverse for voting instructions.